UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04000

CaLvert Variable Products, Inc.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2013

Item 1.  Report to Stockholders.

[Calvert VP SRI Large Cap Value Portfolio Annual Report to Shareholders]

[Calvert VP S&P 500 Index Portfolio Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Annual Report to Shareholders]

[Calvert VP Nasdaq-100 Index Portfolio Annual Report to Shareholders]

[Calvert VP Russell 2000 Small Cap Index Portfolio Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Annual Report to Shareholders]

[Calvert VP Investment Grade Bond Index Portfolio Annual Report to Shareholders]

[Calvert VP Inflation Protected Plus Portfolio Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Growth Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Growth Portfolio Annual Report to Shareholders]

Calvert VP SRI Large Cap Value Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT PERFORMANCE

For the one-year period ended December 31, 2013, Calvert VP SRI Large Cap Value Portfolio returned 32.39% versus 32.53% for the Russell 1000 Value Index. The slight underperformance was primarily driven by stock selection in the Industrials, Technology, and Materials sectors.

INVESTMENT CLIMATE

The politicians in Washington D.C. finally learned their lesson as far as having a semblance of fiscal sanity. For the first time since 1986, a divided Congress was able to pass a budget. The annual debt crisis we have become accustomed to was avoided and investors rejoiced. Additionally, the Federal Reserve (Fed) announced in December 2013 that it would begin “tapering” the propping up of financial assets (“Quantitative Easing”) since the economy appeared to be on sound footing. Meanwhile, the Fed announced Janet Yellen would replace the retiring Ben Bernanke.

The unemployment rate started the year at 7.9% and steadily declined to 7.0% by year-end. The economy also managed to grow steadily from 1.8% to 4.1% through the third quarter. Automobile sales continued their rebound. Housing starts climbed and home prices increased 9% to a seven-year high, following the housing crisis that began five years ago. The recovery in auto and housing credit are closely tied to the Quantitative Easing the Federal Reserve undertook to stabilize the economy.

The investment climate of a less acrimonious and scare-mongering Congress—coupled with declining unemployment, rising economic growth and a healthy recovery in cyclical industries—provided strong support for equities. Flows haven’t followed suit yet, as the vast amount of investable funds remains in cash and bonds—that rotation is yet to come.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)

One year	32.39%
Five year	16.35%
Ten year	7.05%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.85%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	10.0%
Consumer Staples	5.9%
Energy	13.2%
Financials	26.0%
Health Care	11.8%
Industrials	9.3%
Information Technology	9.8%
Materials	5.7%
Short-Term Investments	1.4%
Telecommunication Services	4.9%
Utilities	2.0%
Total	100%

PORTFOLIO STRATEGY

The economy has been slow to emerge from the shock of the 2008 financial crisis. In 2013, the economy started to evince some “animal spirits” and achieved economic growth approaching 4%. The portfolio was geared to take advantage of this type of economic growth.

To raise funds to invest in more cyclical names, some smaller positions were liquidated, including four holdings that were received as a result of spin-offs. Also, 15 names were sold after achieving their price target, including CBS, ConocoPhillips and Hartford Financial—which had rebounded from much lower levels. Deere, Barrick Gold, and Newmont Mining were also sold, due to poor near-term earnings outlooks.

Four new companies were purchased with the proceeds. These were BB&T and Capital One in the banking sub-sector, BCE Inc in the telecom sub-sector and Eaton Corp in the industrial production sub-sector. In addition, we increased positions in other more cyclical holdings the Fund already held to take advantage of the incipient economic rebound.

PERFORMANCE CONTRIBUTORS

The top three contributors to performance were the Financials, Energy, and Utilities sectors. Financials outperformed due to superior sub-sector allocation and stock selection. We also avoided holding real estate investment trusts. Better stock selection in insurance companies such as Hartford Financial, MetLife, and American International Group helped. The Fund also benefited from an overweight to commercial banks, with holdings in KeyCorp and PNC Financial.

Energy holdings in the Portfolio also outperformed the Index, thanks to an underweight to this underper-forming sector and solid stock selection. Overweight holdings in refiners Phillips 66 and Marathon Petroleum added to performance, as did a position in ConocoPhillips. The refiners outperformed as they benefited from discounted West Texas Intermediate crude relative to Brent crude prices, rising exports, and master limited partnership IPOs. The fund exited Marathon Petroleum as the Brent WTI spread narrowed and catalysts diminished. Relative performance was benefited from avoiding Chevron and an underweight in ExxonMobil.

Finally, the fund underweighted the poorly performing Utilities sector. Multi-utilities were poor performers over the year and were avoided.

PERFORMANCE DETRACTORS

The Portfolio’s top three detractors from performance were the Industrials, Technology, and Materials sectors. We were underweight the outperforming Industrials sector and also had poor stock selection. The biggest detractor was a lack of exposure to certain aerospace & defense industry holdings, which performed well during the period but did not the meet Portfolio’s ESG criteria. Holdings in ADT and Deere also hurt, and were among the bottom ten contributors to return.

Poor stock selection in Technology also hurt relative performance. The Fund did not hold Apple or Hewlett Packard, which outperformed for the year. A position in IBM also hurt relative performance, although we did take profits early in the year as the stock neared full valuation. However, TE Connectivity helped partly offset the lower performance.

Holdings in gold stock, Newmont Mining and Barrick Gold, primarily drove the weak performance of Materials. We sold them during the first half of the year as gold prices plummeted and a recovery in earnings

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 5

looked very unlikely. This was partly offset with an overweight of chemical companies, Dow Chemical and DuPont, which were top ten contributors to return. Management at both companies is focused on restructuring their portfolios towards higher margin businesses.

OUTLOOK

The economy has been growing for over three years but has only recently begun to expand. Although unemployment has declined to 7%, housing has begun to rebuild, and the Fed has begun tapering its purchases of fixed-income securities. The Fed, however, remains in stimulus mode as there appears to be no rebound in inflation.

In an environment of increasing economic growth and a simultaneous increase in corporate earnings, equities are the preferred financial asset. Fixed income could suffer from fears of inflation rebounding or excessive demand for credit and rising interest rates. As equity investors, we will remain diversified among sectors, investing with the expectations of a rebounding economy and rising interest rates. We also plan to remain fully invested, as many investors still have not rotated back into equities from cash and fixed income.

January 2014

The following holdings represented the following percentages of Fund net assets as of December 31, 2013: CBS 0%, ConocoPhillips 0%, Hartford Insurance 0%, Deere 0%, Barrick Gold 0%, Newmont Mining 0%, BB&T 3.14%, Capital One 3.33%, BCE Inc. 2.38%, Eaton Corp. 2.51%, MetLife 1.69%, American International Group 1.78%, KeyCorp 0%, PNC Financial 3.23%, Phillips 66 1.57%, Marathon 2.80%, Chevron 0%, ExxonMobil 0%, ADT 0%, Apple 0%, Hewlett Packard 0%, IBM 1.49%, TE Connectivity 1.72%, Dow Chemical 3.35%, and DuPont, 2.37%. Holdings are subject to change.

6 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURINGPERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,145.96	$4.21

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.28	$3.97

* Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP SRI Large Cap Value Portfolio: We have audited the accompanying statement of net assets of the Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Large Cap Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 98.1%	SHARES	VALUE
Beverages - 1.5%
PepsiCo, Inc	27,700	$2,297,438

Capital Markets - 4.0%
Goldman Sachs Group, Inc	12,500	2,215,750
Morgan Stanley	131,200	4,114,432
		6,330,182

Chemicals - 5.7%
Dow Chemical Co.	117,600	5,221,440
E. I. du Pont de Nemours & Co.	56,900	3,696,793
		8,918,233

Commercial Banks - 6.4%
BB&T Corp	131,300	4,900,116
The PNC Financial Services Group, Inc.	65,000	5,042,700
		9,942,816

Commercial Services & Supplies - 3.2%
Tyco International Ltd.	121,825	4,999,698

Consumer Finance - 3.3%
Capital One Financial Corp.	67,800	5,194,158

Diversified Financial Services - 8.7%
Bank of America Corp.	267,584	4,166,283
Berkshire Hathaway, Inc., Class B*	39,650	4,700,904
Citigroup, Inc.	89,800	4,679,478
		13,546,665

Diversified Telecommunication Services - 4.9%
AT&T, Inc.	110,300	3,878,148
BCE, Inc.	85,700	3,709,953
		7,588,101

Electric Utilities - 2.0%
The Southern Co.	75,300	3,095,583

Electrical Equipment - 2.5%
Eaton Corp. plc	51,400	3,912,568

Electronic Equipment & Instruments - 1.7%
TE Connectivity Ltd	48,825	2,690,746

Food & Staples Retailing - 2.3%
CVS Caremark Corp	49,700	3,557,029

Food Products - 2.1%
Unilever NV, NY Shares	81,000	3,258,630

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	35,700	$1,368,381
Covidien plc	57,125	3,890,212
		5,258,593

Health Care Providers & Services - 1.4%
WellPoint, Inc.	26,100	2,411,379

Industrial Conglomerates - 3.5%
General Electric Co	196,500	5,507,895

Insurance - 3.5%
American International Group, Inc.	54,500	2,782,225
MetLife, Inc.	48,900	2,636,688
		5,418,913

Internet Software & Services - 4.7%
eBay, Inc.*	69,300	3,803,877
Google, Inc.*	3,100	3,474,201
		7,278,078

IT Services - 1.5%
International Business Machines Corp.	12,400	2,325,868

Media - 5.8%
Comcast Corp	70,700	3,673,925
DIRECTV*	47,000	3,247,230
Time Warner, Inc.	29,966	2,089,230
		9,010,385

Multiline Retail - 2.3%
Target Corp	57,600	3,644,352

Oil, Gas & Consumable Fuels - 13.2%
Devon Energy Corp.	76,100	4,708,307
Marathon Oil Corp	123,900	4,373,670
Occidental Petroleum Corp	54,400	5,173,440
Phillips 66 Co.	31,821	2,454,354
Royal Dutch Shell plc (ADR)	53,600	3,820,072
		20,529,843

Pharmaceuticals - 6.8%
Merck & Co., Inc.	54,100	2,707,705
Pfizer, Inc.	114,282	3,500,458
Zoetis, Inc	135,303	4,423,055
		10,631,218

Software - 1.9%
Microsoft Corp.	77,400	2,897,082

Specialty Retail - 1.8%
Lowe’s Co.’s, Inc	57,900	2,868,945

Total Equity Securities (Cost $121,170,213)		153,114,398

10 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

	PRINCIPAL
TIME DEPOSIT - 1.4%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$2,101,320	$2,101,320

Total Time Deposit (Cost $2,101,320)		2,101,320

TOTAL INVESTMENTS (Cost $123,271,533) - 99.5%		155,215,718
Other assets and liabilities, net - 0.5%		822,370
NET ASSETS - 100%		$156,038,088

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 1,622,105 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized		$148,159,491
Undistributed net investment income		303,806
Accumulated net realized gain (loss) on investments and foreign currency transactions		(24,369,407)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		31,944,198

NET ASSETS		$156,038,088

NET ASSET VALUE PER SHARE		$96.19

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 11

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $52,523)	$3,312,087
Interest income	3,178
Total investment income	3,315,265

Expenses:
Investment advisory fee	928,231
Transfer agency fees and expenses	21,373
Directors’ fees and expenses	24,642
Administrative fees	145,036
Accounting fees	22,587
Custodian fees	12,524
Reports to shareholders	7,555
Professional fees	37,565
Miscellaneous	11,653
Total expenses	1,211,166
Reimbursement from Advisor	(80,588)
Net expenses	1,130,578

NET INVESTMENT INCOME	2,184,687

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,004,363
Foreign currency transactions	(124)
20,004,239

Change in unrealized appreciation (depreciation) on:
Investments and assets and liabilities denominated in foreign currencies	18,157,045

NET REALIZED AND UNREALIZED GAIN (LOSS)	38,161,284

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$40,345,971

See notes to financial statements.

12 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$2,184,687	$2,347,904
Net realized gain (loss)	20,004,239	(7,024,450)
Change in unrealized appreciation (depreciation)	18,157,045	24,420,581

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,345,971	19,744,035

Distributions to shareholders from:
Net investment income	(2,383,890)	(2,332,014)
Total distributions	(2,383,890)	(2,332,014)

Capital share transactions:
Shares sold	5,371,585	5,545,985
Reinvestment of distributions	2,383,890	2,332,014
Shares redeemed	(20,512,297)	(11,582,336)
Total capital share transactions	(12,756,822)	(3,704,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,205,259	13,707,684

NET ASSETS
Beginning of year	130,832,829	117,125,145
End of year (including undistributed net investment income
of $303,806 and $561,838, respectively)	$156,038,088	$130,832,829

CAPITAL SHARE ACTIVITY
Shares sold	61,624	80,826
Reinvestment of distributions	25,339	32,090
Shares redeemed	(237,588)	(164,029)
Total capital share activity	(150,625)	(51,113)

See notes to financial statements.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 13

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which

14 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$153,114,398	—	—	$153,114,398
Other debt obligations	—	$2,101,320	—	2,101,320
TOTAL	$153,114,398	$2,101,320	—	$155,215,718

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities,

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 15

as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $83,146 was payable at year end. In addition, $25,017 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $9,133 was receivable at year end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $12,992 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $12,892 for the year ended December 31, 2013. Under the terms of the agreement, $923 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

16 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $77,266,280 and $90,490,999, respectively.

Capital Loss Carryforwards
Expiration Date:
31-Dec-15	($953,081)
31-Dec-17	(15,318,788)
31-Dec-18	(7,422,814)

No Expiration Date:
Long-term	($240,140)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$2,383,890	$2,332,014
Total	$2,383,890	$2,332,014

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$31,747,120
Unrealized (depreciation)	(237,519)
Net unrealized appreciation/(depreciation)	$31,509,601

Undistrbuted ordinary income	$303,806
Capital loss carryforward	($23,934,823)
Federal income tax cost of investments	$123,706,117

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 17

no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and foreign currency transactions.

Undistributed net investment income	($58,829)
Accumulated net realized gain (loss)	71,521
Paid-in capital	(12,692)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

18 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011 (z)
Net asset value, beginning	$73.80	$64.22	$66.82
Income from investment operations:
Net investment income	1.39	1.36	1.24
Net realized and unrealized gain (loss)	22.48	9.56	(2.36)
Total from investment operations	23.87	10.92	(1.12)
Distributions from:
Net investment income	(1.48)	(1.34)	(1.48)
Total distributions	(1.48)	(1.34)	(1.48)
Total increase (decrease) in net asset value	22.39	9.58	(2.60)
Net asset value, ending	$96.19	$73.80	$64.22

Total return*	32.39%	17.03%	(1.68%)
Ratios to average net assets: A
Net investment income	1.51%	1.87%	1.85%
Total expenses	.84%	.85%	.85%
Expenses before offsets	.78%	.77%	.75%
Net expenses	.78%	.77%	.75%
Portfolio turnover	55%	51%	16%
Net assets, ending (in thousands)	$156,038	$130,833	$117,125

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010 (z)	2009
Net asset value, beginning		$60.76	$49.45
Income from investment operations:
Net investment income		1.05	1.16
Net realized and unrealized gain (loss)		6.00	11.41
Total from investment operations		7.05	12.57
Distributions from:
Net investment income		(.99)	(1.14)
Net realized gain		—	(.12)
Total distributions		(.99)	(1.26)
Total increase (decrease) in net asset value		6.06	11.31
Net asset value, ending		$66.82	$60.76

Total return*		11.60%	25.40%
Ratios to average net assets: A
Net investment income		1.70%	2.19%
Total expenses		.84%	.85%
Expenses before offsets		.74%	.74%
Net expenses		.74%	.74%
Portfolio turnover		27%	29%
Net assets, ending (in thousands)		$164,863	$178,063

See notes to financial highlights.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT 19

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

20 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which

22 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2013, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2013. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 23

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits.

The Board noted that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

24 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

26 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

This page intentionally left blank.

This page intentionally left blank.

Calvert VP S&P 500 Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP S&P 500 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the one-year ended December 31, 2013, Calvert VP S&P 500 Index Portfolio returned 31.87% compared with 32.39% for the Standard & Poor’s (S&P) 500 Index. The slight underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

The equity markets earned strong positive returns in 2013 as economic recovery in the United States continued to take hold. Within the domestic universe, small-cap stocks provided the highest return in 2013, up 38.82% as measured by the Russell 2000 Index. Mid-cap and large cap stocks provided slightly lower returns, with the S&P MidCap 400 Index and S&P 500 Index returning 33.50% and 32.39%, respectively. Domestic equity markets generally outperformed international equity markets, with emerging markets lagging the most.

The Federal Reserve (Fed) continued its accommodative monetary policy in 2013, which provided the fuel to power U.S. stocks higher. Domestic GDP growth improved steadily throughout the year, and inflation remained under control. The housing market continued its recovery—the resulting increases in homeowner equity and consumer confidence and decreases in default rates should benefit the banking industry. Lastly, the combination of increased home values and the rise in the stock market had a significant positive impact on household net worth.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. In pursuit of this objective, the Portfolio employs a passive management approach to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	31.87%
Five year	17.52%
Ten year	7.04%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.45%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed

4 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.5%
Consumer Staples	9.6%
Energy	10.0%
Exchange Traded Products	0.4%
Financials	15.7%
Government	0.3%
Health Care	12.6%
Industrials	10.8%
Information Technology	18.4%
Materials	3.4%
Short-Term Investments	1.0%
Telecommunication Services	2.3%
Utilities	3.0%
Total	100%

At year end, the Index’s largest exposures were to the Information Technology and Financial sectors, at 18.4% and 15.7%, respectively. Other significant weightings included Health Care, Consumer Discretionary, and Industrials, which ranged from 11% to 13%. The smallest exposures were to Telecommunication Services and Utilities, at 2.3% and 3.0%, respectively.

The top performers were Consumer Discretionary, up 43.1%, and Health Care, up 41.5%. The weakest performers were Telecommunication Services, up 11.5%, and Utilities, up 13.2%.

During 2013, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation and cash flows may cause the Portfolio to hold a slightly different weighting than the Index. Since the S&P 500 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

OUTLOOK

Entering 2014, we believe the outlook for equities is mildly positive. The economy continues to recover and corporate earnings remain strong, although valuations have become more stretched and the market is pricing in a fairly optimistic outlook already. The unemployment rate is declining and the economy will not suffer the same fiscal drag that it did last year from the sequester.

The Fed has begun the tapering process. And while the tone in Washington has improved slightly, the government’s inability to function properly does remain a concern. In addition, economic growth in Europe remains sluggish and China’s growth appears to have slowed.

That said, the Fed anticipates keeping short-term rates low for an extended period of time after it ends its asset-purchasing program. Although it is unlikely that 2014 will provide returns similar to 2013, Fed policies should provide a positive backdrop for equities in the year ahead.

January 2014

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Actual	$1,000.00	$1,160.96	$2.28

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.09	$2.14

* Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 98.2%	SHARES	VALUE
Aerospace & Defense - 2.7%
General Dynamics Corp.	7,059	$674,487
Honeywell International, Inc.	16,471	1,504,955
L-3 Communications Holdings, Inc.	1,914	204,530
Lockheed Martin Corp.	5,648	839,632
Northrop Grumman Corp.	4,660	534,083
Precision Castparts Corp	3,049	821,096
Raytheon Co	6,706	608,234
Rockwell Collins, Inc.	2,884	213,185
Textron, Inc	5,909	217,215
The Boeing Co.	14,512	1,980,743
United Technologies Corp	17,720	2,016,536
		9,614,696

Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc	3,183	185,696
Expeditors International of Washington, Inc.	4,394	194,435
FedEx Corp	6,266	900,863
United Parcel Service, Inc., Class B	15,005	1,576,725
		2,857,719

Airlines - 0.2%
Delta Air Lines, Inc	17,910	491,988
Southwest Airlines Co	14,947	281,601
		773,589

Auto Components - 0.4%
BorgWarner, Inc.	4,777	267,082
Delphi Automotive plc	5,975	359,277
Goodyear Tire & Rubber Co	5,316	126,786
Johnson Controls, Inc	14,379	737,643
		1,490,788

Automobiles - 0.7%
Ford Motor Co.	82,799	1,277,588
General Motors Co.*	23,838	974,259
Harley-Davidson, Inc	4,641	321,343
		2,573,190

Beverages - 2.1%
Beam, Inc	3,421	232,833
Brown-Forman Corp., Class B	3,439	259,885
Coca-Cola Enterprises, Inc	5,069	223,695
Constellation Brands, Inc.*	3,510	247,034
Dr Pepper Snapple Group, Inc.	4,339	211,396
Molson Coors Brewing Co., Class B	3,340	187,541
Monster Beverage Corp.*	2,870	194,500
PepsiCo, Inc	32,192	2,670,005
The Coca-Cola Co	79,719	3,293,192
		7,520,081

8 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc.*	4,152	$552,465
Amgen, Inc.	15,830	1,807,153
Biogen Idec, Inc.*	4,958	1,387,001
Celgene Corp.*	8,650	1,461,504
Gilead Sciences, Inc.*	32,187	2,418,853
Regeneron Pharmaceuticals, Inc.*	1,651	454,421
Vertex Pharmaceuticals, Inc.*	4,928	366,150
		8,447,547

Building Products - 0.1%
Allegion plc*	1,909	84,359
Masco Corp.	7,589	172,801
		257,160

Capital Markets - 2.2%
Ameriprise Financial, Inc.	4,084	469,864
Bank of New York Mellon Corp	24,109	842,368
BlackRock, Inc	2,655	840,228
Charles Schwab Corp	24,476	636,376
E*Trade Financial Corp.*	6,096	119,725
Franklin Resources, Inc	8,475	489,262
Goldman Sachs Group, Inc	8,840	1,566,978
Invesco Ltd.	9,458	344,271
Legg Mason, Inc.	2,372	103,135
Morgan Stanley	29,082	912,012
Northern Trust Corp.	4,778	295,710
State Street Corp	9,215	676,289
T. Rowe Price Group, Inc	5,515	461,992
		7,758,210

Chemicals - 2.5%
Air Products & Chemicals, Inc.	4,430	495,185
Airgas, Inc	1,401	156,702
CF Industries Holdings, Inc	1,212	282,444
Dow Chemical Co.	25,460	1,130,424
E. I. du Pont de Nemours & Co	19,440	1,263,017
Eastman Chemical Co.	3,296	265,987
Ecolab, Inc.	5,741	598,614
FMC Corp	2,798	211,137
International Flavors & Fragrances, Inc.	1,733	149,003
LyondellBasell Industries NV	9,170	736,168
Monsanto Co	11,038	1,286,479
Mosaic Co	7,210	340,817
PPG Industries, Inc	2,981	565,376
Praxair, Inc	6,179	803,455
Sherwin-Williams Co	1,821	334,154
Sigma-Aldrich Corp.	2,559	240,572
		8,859,534

Commercial Banks - 2.7%
BB&T Corp	14,921	556,852
Comerica, Inc.	3,970	188,734
Fifth Third Bancorp	18,589	390,927
Huntington Bancshares, Inc	17,836	172,117
KeyCorp	18,822	252,591
M&T Bank Corp	2,752	320,388

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Regions Financial Corp	28,917	$285,989
SunTrust Banks, Inc.	11,236	413,597
The PNC Financial Services Group, Inc.	11,260	873,551
US Bancorp	38,337	1,548,815
Wells Fargo & Co	100,922	4,581,859
Zions Bancorporation	3,918	117,383
		9,702,803

Commercial Services & Supplies - 0.5%
Cintas Corp.	2,215	131,992
Iron Mountain, Inc	3,568	108,289
Pitney Bowes, Inc	4,271	99,514
Republic Services, Inc.	5,747	190,800
Stericycle, Inc.*	1,834	213,056
The ADT Corp	4,233	171,310
Tyco International Ltd	9,867	404,942
Waste Management, Inc.	9,159	410,964
		1,730,867

Communications Equipment - 1.7%
Cisco Systems, Inc.	112,233	2,519,631
F5 Networks, Inc.*	1,676	152,281
Harris Corp	2,330	162,657
Juniper Networks, Inc.*	10,763	242,921
Motorola Solutions, Inc.	4,833	326,228
QUALCOMM, Inc.	35,464	2,633,202
		6,036,920

Computers & Peripherals - 4.0%
Apple, Inc.	18,937	10,625,740
EMC Corp	43,197	1,086,404
Hewlett-Packard Co	40,342	1,128,769
NetApp, Inc.	7,240	297,854
SanDisk Corp.	4,794	338,169
Seagate Technology plc	6,870	385,819
Western Digital Corp	4,419	370,754
		14,233,509

Construction & Engineering - 0.2%
Fluor Corp.	3,464	278,124
Jacobs Engineering Group, Inc.*	2,781	175,175
Quanta Services, Inc.*	4,528	142,904
		596,203

Construction Materials - 0.0%
Vulcan Materials Co.	2,765	164,296

Consumer Finance - 1.0%
American Express Co.	19,339	1,754,628
Capital One Financial Corp	12,103	927,211
Discover Financial Services	10,055	562,577
SLM Corp	9,158	240,672
		3,485,088

10 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Containers & Packaging - 0.2%
Avery Dennison Corp.	2,028	$101,785
Ball Corp.	3,163	163,401
Bemis Co., Inc.	2,187	89,580
MeadWestvaco Corp	3,763	138,968
Owens-Illinois, Inc.*	3,498	125,158
Sealed Air Corp	4,163	141,750
		760,642

Distributors - 0.1%
Genuine Parts Co	3,295	274,111

Diversified Consumer Services - 0.1%
Graham Holdings Co.*	97	64,342
H&R Block, Inc.	5,787	168,055
		232,397

Diversified Financial Services - 5.1%
Bank of America Corp.	223,896	3,486,061
Berkshire Hathaway, Inc., Class B*	37,785	4,479,790
Citigroup, Inc.	63,667	3,317,687
CME Group, Inc.	6,651	521,838
IntercontinentalExchange Group, Inc.	2,432	547,005
JPMorgan Chase & Co.	79,110	4,626,353
Leucadia National Corp	6,633	187,979
McGraw Hill Financial, Inc.	5,684	444,489
Moody’s Corp	3,973	311,761
The NASDAQ OMX Group, Inc	2,444	97,271
		18,020,234

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	110,582	3,888,063
CenturyLink, Inc.	12,407	395,163
Frontier Communications Corp	21,193	98,548
Verizon Communications, Inc.	60,072	2,951,938
Windstream Holdings, Inc	12,605	100,588
		7,434,300

Electric Utilities - 1.6%
American Electric Power Co., Inc.	10,335	483,058
Duke Energy Corp	14,820	1,022,728
Edison International	6,928	320,766
Entergy Corp.	3,789	239,730
Exelon Corp	18,197	498,416
FirstEnergy Corp.	8,893	293,291
NextEra Energy, Inc.	9,030	773,149
Northeast Utilities	6,690	283,589
Pepco Holdings, Inc	5,289	101,179
Pinnacle West Capital Corp	2,338	123,727
PPL Corp	13,447	404,620
The Southern Co.	18,509	760,905
Xcel Energy, Inc	10,574	295,438
		5,600,596

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electrical Equipment - 0.8%
AMETEK, Inc.	5,169	$272,251
Eaton Corp. plc	9,960	758,155
Emerson Electric Co.	14,777	1,037,050
Rockwell Automation, Inc.	2,970	350,935
Roper Industries, Inc	2,105	291,921
		2,710,312

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	3,400	303,212
Corning, Inc.	30,379	541,354
FLIR Systems, Inc	3,017	90,812
Jabil Circuit, Inc.	4,017	70,056
TE Connectivity Ltd	8,614	474,718
		1,480,152

Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	9,395	519,168
Cameron International Corp.*	4,993	297,233
Diamond Offshore Drilling, Inc.	1,478	84,128
Ensco plc	4,955	283,327
FMC Technologies, Inc.*	5,046	263,452
Halliburton Co.	17,897	908,273
Helmerich & Payne, Inc.	2,263	190,273
Nabors Industries Ltd.	5,495	93,360
National Oilwell Varco, Inc.	8,986	714,656
Noble Corp. plc	5,386	201,813
Rowan Co.’s plc*	2,641	93,386
Schlumberger Ltd	27,645	2,491,091
Transocean Ltd.	7,200	355,824
		6,495,984

Food & Staples Retailing - 2.3%
Costco Wholesale Corp	9,172	1,091,560
CVS Caremark Corp.	24,985	1,788,177
Kroger Co.	11,059	437,162
Safeway, Inc.	5,127	166,986
Sysco Corp	12,208	440,709
Walgreen Co.	18,335	1,053,162
Wal-Mart Stores, Inc.	33,962	2,672,470
Whole Foods Market, Inc.	7,884	455,932
		8,106,158

Food Products - 1.5%
Archer-Daniels-Midland Co	13,812	599,441
Campbell Soup Co	3,797	164,334
ConAgra Foods, Inc	8,863	298,683
General Mills, Inc.	13,314	664,502
Hormel Foods Corp	2,872	129,728
J.M. Smucker Co.	2,225	230,554
Kellogg Co.	5,396	329,534
Kraft Foods Group, Inc.	12,508	674,431
McCormick & Co., Inc.	2,805	193,321
Mead Johnson Nutrition Co	4,306	360,671
Mondelez International, Inc	36,814	1,299,534
The Hershey Co	3,187	309,872
Tyson Foods, Inc.	5,702	190,789
		5,445,394

12 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Gas Utilities - 0.1%
AGL Resources, Inc.	2,513	$118,689
Oneok, Inc	4,383	272,535
		391,224

Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	32,457	1,244,077
Baxter International, Inc.	11,392	792,314
Becton Dickinson & Co.	4,131	456,434
Boston Scientific Corp.*	28,028	336,897
C.R. Bard, Inc	1,675	224,349
CareFusion Corp.*	4,436	176,641
Covidien plc	9,736	663,022
DENTSPLY International, Inc.	3,045	147,622
Edwards Lifesciences Corp.*	2,402	157,955
Intuitive Surgical, Inc.*	799	306,880
Medtronic, Inc.	20,957	1,202,722
St. Jude Medical, Inc.	6,107	378,329
Stryker Corp.	6,252	469,775
Varian Medical Systems, Inc.*	2,306	179,153
Zimmer Holdings, Inc.	3,580	333,620
		7,069,790

Health Care Providers & Services - 2.0%
Aetna, Inc.	7,714	529,103
AmerisourceBergen Corp.	4,910	345,222
Cardinal Health, Inc.	7,269	485,642
CIGNA Corp	5,802	507,559
DaVita HealthCare Partners, Inc.*	3,735	236,687
Express Scripts Holding Co.*	16,915	1,188,110
Humana, Inc	3,273	337,839
Laboratory Corporation of America Holdings*	1,907	174,242
McKesson Corp.	4,819	777,787
Patterson Co.’s, Inc	1,790	73,748
Quest Diagnostics, Inc.	3,053	163,458
Tenet Healthcare Corp.*	2,151	90,600
UnitedHealth Group, Inc.	21,133	1,591,315
WellPoint, Inc.	6,201	572,910
		7,074,222

Health Care Technology - 0.1%
Cerner Corp.*	6,212	346,257

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	9,265	372,175
Chipotle Mexican Grill, Inc.*	658	350,569
Darden Restaurants, Inc	2,761	150,116
International Game Technology	5,537	100,552
Marriott International, Inc	4,813	237,570
McDonald’s Corp.	20,887	2,026,666
Starbucks Corp.	15,819	1,240,051
Starwood Hotels & Resorts Worldwide, Inc.	4,020	319,389
Wyndham Worldwide Corp.	2,735	201,542
Wynn Resorts Ltd	1,697	329,574
Yum! Brands, Inc.	9,348	706,802
		6,035,006

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Durables - 0.4%
D.R. Horton, Inc.*	5,959	$133,005
Garmin Ltd	2,604	120,357
Harman International Industries, Inc	1,445	118,273
Leggett & Platt, Inc.	3,039	94,027
Lennar Corp.	3,519	139,212
Mohawk Industries, Inc.*	1,277	190,145
Newell Rubbermaid, Inc.	6,135	198,835
PulteGroup, Inc.	7,252	147,723
Whirlpool Corp.	1,682	263,839
		1,405,416

Household Products - 2.0%
Colgate-Palmolive Co.	18,450	1,203,124
Kimberly-Clark Corp.	8,011	836,829
Procter & Gamble Co	57,209	4,657,385
The Clorox Co	2,709	251,287
		6,948,625

Independent Power Producers & Energy Traders - 0.1%
AES Corp	13,743	199,411
NRG Energy, Inc	6,860	197,019
		396,430

Industrial Conglomerates - 2.5%
3M Co.	13,426	1,882,997
Danaher Corp.	12,661	977,429
General Electric Co	212,867	5,966,662
		8,827,088

Insurance - 3.0%
ACE Ltd.	7,138	738,997
Aflac, Inc	9,784	653,571
Allstate Corp.	9,548	520,748
American International Group, Inc	30,907	1,577,802
Aon plc	6,319	530,101
Assurant, Inc.	1,587	105,329
Cincinnati Financial Corp.	3,125	163,656
Genworth Financial, Inc.*	10,481	162,770
Hartford Financial Services Group, Inc	9,385	340,019
Lincoln National Corp	5,507	284,271
Loews Corp	6,536	315,297
Marsh & McLennan Co.’s, Inc.	11,520	557,107
MetLife, Inc.	23,532	1,268,845
Principal Financial Group, Inc	5,864	289,154
Progressive Corp.	11,781	321,268
Prudential Financial, Inc.	9,719	896,286
The Chubb Corp.	5,285	510,690
The Travelers Co.’s, Inc	7,642	691,907
Torchmark Corp	1,967	153,721
Unum Group	5,673	199,009
XL Group plc	6,160	196,134
		10,476,682

14 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet & Catalog Retail - 1.5%
Amazon.com, Inc.*	7,783	$3,103,782
Expedia, Inc.	2,162	150,605
Netflix, Inc.*	1,247	459,108
priceline.com, Inc.*	1,080	1,255,392
TripAdvisor, Inc.*	2,348	194,485
		5,163,372

Internet Software & Services - 3.1%
Akamai Technologies, Inc.*	3,778	178,246
eBay, Inc.*	24,458	1,342,499
Facebook, Inc.*	34,423	1,881,561
Google, Inc.*	5,908	6,621,155
VeriSign, Inc.*	2,704	161,645
Yahoo!, Inc.*	19,804	800,874
		10,985,980

IT Services - 3.6%
Accenture plc	13,345	1,097,226
Alliance Data Systems Corp.*	1,020	268,189
Automatic Data Processing, Inc.	10,106	816,666
Cognizant Technology Solutions Corp.*	6,414	647,686
Computer Sciences Corp.	3,195	178,537
Fidelity National Information Services, Inc	6,233	334,587
Fiserv, Inc.*	5,506	325,129
International Business Machines Corp.	21,426	4,018,875
MasterCard, Inc.	2,173	1,815,454
Paychex, Inc	6,887	313,565
Teradata Corp.*	3,475	158,078
Total System Services, Inc	3,421	113,851
Visa, Inc.	10,690	2,380,449
Western Union Co	11,846	204,343
		12,672,635

Leisure Equipment & Products - 0.1%
Hasbro, Inc.	2,449	134,720
Mattel, Inc.	7,104	338,008
		472,728

Life Sciences - Tools & Services - 0.5%
Agilent Technologies, Inc	7,024	401,703
Life Technologies Corp.*	3,663	277,655
PerkinElmer, Inc	2,449	100,972
Thermo Fisher Scientific, Inc	7,633	849,935
Waters Corp.*	1,822	182,200
		1,812,465

Machinery - 1.8%
Caterpillar, Inc	13,358	1,213,040
Cummins, Inc	3,685	519,474
Deere & Co.	8,103	740,047
Dover Corp	3,638	351,213
Flowserve Corp.	2,928	230,814
Illinois Tool Works, Inc	8,571	720,650
Ingersoll-Rand plc	5,729	352,906
Joy Global, Inc	2,260	132,187
PACCAR, Inc.	7,522	445,077

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Pall Corp	2,372	$202,450
Parker Hannifin Corp.	3,174	408,303
Pentair Ltd.	4,215	327,379
Snap-on, Inc.	1,240	135,805
Stanley Black & Decker, Inc.	3,258	262,888
Xylem, Inc.	3,941	136,359
		6,178,592

Media - 3.6%
Cablevision Systems Corp.	4,778	85,670
CBS Corp., Class B	11,715	746,714
Comcast Corp	54,703	2,842,641
DIRECTV*	10,258	708,725
Discovery Communications, Inc.*	4,737	428,320
Gannett Co., Inc	4,869	144,025
News Corp.*	10,582	190,688
Omnicom Group, Inc	5,498	408,886
Scripps Networks Interactive, Inc.	2,315	200,039
The Interpublic Group of Co.’s, Inc.	9,110	161,247
The Walt Disney Co	34,306	2,620,978
Time Warner Cable, Inc.	5,917	801,753
Time Warner, Inc.	18,991	1,324,052
Twenty-First Century Fox, Inc.	41,192	1,449,135
Viacom, Inc., Class B	8,596	750,775
		12,863,648

Metals & Mining - 0.5%
Alcoa, Inc	22,741	241,737
Allegheny Technologies, Inc.	2,285	81,414
Cliffs Natural Resources, Inc	3,241	84,947
Freeport-McMoRan Copper & Gold, Inc	21,792	822,430
Newmont Mining Corp	10,573	243,496
Nucor Corp.	6,757	360,689
United States Steel Corp.	3,129	92,305
		1,927,018

Multiline Retail - 0.7%
Dollar General Corp.*	6,185	373,079
Dollar Tree, Inc.*	4,459	251,577
Family Dollar Stores, Inc.	2,029	131,824
Kohl’s Corp.	4,333	245,898
Macy’s, Inc	7,735	413,049
Nordstrom, Inc.	3,065	189,417
Target Corp.	13,358	845,161
		2,450,005

Multi-Utilities - 1.1%
Ameren Corp.	5,160	186,586
Centerpoint Energy, Inc.	9,117	211,332
CMS Energy Corp.	5,653	151,331
Consolidated Edison, Inc.	6,227	344,228
Dominion Resources, Inc	12,284	794,652
DTE Energy Co	3,699	245,577
Integrys Energy Group, Inc	1,683	91,572
NiSource, Inc	6,633	218,093
PG&E Corp	9,401	378,672

16 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Multi-Utilities - Cont’d
Public Service Enterprise Group, Inc.	10,763	$344,846
SCANA Corp	2,966	139,194
Sempra Energy	4,793	430,220
TECO Energy, Inc.	4,324	74,546
Wisconsin Energy Corp.	4,864	201,078
		3,811,927

Office Electronics - 0.1%
Xerox Corp.	24,522	298,433

Oil, Gas & Consumable Fuels - 8.3%
Anadarko Petroleum Corp.	10,564	837,937
Apache Corp.	8,380	720,177
Cabot Oil & Gas Corp.	8,963	347,406
Chesapeake Energy Corp.	10,723	291,022
Chevron Corp	40,470	5,055,108
ConocoPhillips	25,716	1,816,835
Consol Energy, Inc.	4,862	184,951
Denbury Resources, Inc.*	7,938	130,421
Devon Energy Corp.	8,029	496,754
EOG Resources, Inc	5,730	961,723
EQT Corp.	3,198	287,117
Exxon Mobil Corp	91,916	9,301,899
Hess Corp.	5,971	495,593
Kinder Morgan, Inc.	14,251	513,036
Marathon Oil Corp	14,623	516,192
Marathon Petroleum Corp	6,319	579,642
Murphy Oil Corp.	3,719	241,289
Newfield Exploration Co.*	2,872	70,737
Noble Energy, Inc	7,636	520,088
Occidental Petroleum Corp.	16,920	1,609,092
Peabody Energy Corp.	5,737	112,044
Phillips 66 Co.	12,585	970,681
Pioneer Natural Resources Co	2,985	549,449
QEP Resources, Inc.	3,811	116,807
Range Resources Corp.	3,468	292,387
Southwestern Energy Co.*	7,479	294,149
Spectra Energy Corp.	14,231	506,908
Tesoro Corp	2,888	168,948
Valero Energy Corp.	11,326	570,830
Williams Co.’s, Inc.	14,517	559,921
WPX Energy, Inc.*	4,258	86,778
		29,205,921

Paper & Forest Products - 0.1%
International Paper Co	9,312	456,567

Personal Products - 0.2%
Avon Products, Inc.	9,210	158,596
Estee Lauder Co.’s, Inc.	5,412	407,632
		566,228

Pharmaceuticals - 5.7%
AbbVie, Inc	33,394	1,763,537
Actavis plc*	3,658	614,544
Allergan, Inc	6,302	700,026

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - Cont’d
Bristol-Myers Squibb Co.	34,563	$1,837,023
Eli Lilly & Co.	20,812	1,061,412
Forest Laboratories, Inc.*	4,991	299,610
Hospira, Inc.*	3,515	145,099
Johnson & Johnson	59,376	5,438,248
Merck & Co., Inc.	61,335	3,069,817
Mylan, Inc.*	8,104	351,714
Perrigo Co. plc	2,792	428,460
Pfizer, Inc	136,046	4,167,089
Zoetis, Inc	10,634	347,626
		20,224,205

Professional Services - 0.2%
Equifax, Inc.	2,565	177,216
Nielsen Holdings NV	5,354	245,695
Robert Half International, Inc.	2,967	124,584
The Dun & Bradstreet Corp	849	104,215
		651,710

Real Estate Investment Trusts - 1.8%
American Tower Corp.	8,284	661,229
Apartment Investment & Management Co	3,103	80,399
AvalonBay Communities, Inc.	2,586	305,743
Boston Properties, Inc	3,225	323,693
Equity Residential	7,093	367,914
General Growth Properties, Inc.	11,285	226,490
HCP, Inc.	9,666	351,069
Health Care REIT, Inc.	6,048	323,991
Host Hotels & Resorts, Inc	15,837	307,871
Kimco Realty Corp.	8,692	171,667
Plum Creek Timber Co., Inc.	3,713	172,692
Prologis, Inc.	10,592	391,374
Public Storage	3,071	462,247
Simon Property Group, Inc.	6,514	991,170
The Macerich Co	2,923	172,136
Ventas, Inc	6,233	357,026
Vornado Realty Trust	3,681	326,836
Weyerhaeuser Co.	12,267	387,269
		6,380,816

Real Estate Management & Development - 0.0%
CBRE Group, Inc.*	5,843	153,671

Road & Rail - 0.9%
CSX Corp.	21,278	612,168
Kansas City Southern	2,343	290,134
Norfolk Southern Corp	6,484	601,910
Ryder System, Inc.	1,182	87,208
Union Pacific Corp	9,668	1,624,224
		3,215,644

Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	6,808	221,464
Analog Devices, Inc.	6,553	333,744
Applied Materials, Inc	25,552	452,015
Broadcom Corp.	11,327	335,846

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
First Solar, Inc.*	1,515	$82,780
Intel Corp.	104,348	2,708,874
KLA-Tencor Corp.	3,528	227,415
Lam Research Corp.*	3,460	188,397
Linear Technology Corp.	4,960	225,928
LSI Corp	11,686	128,780
Microchip Technology, Inc	4,192	187,592
Micron Technology, Inc.*	21,898	476,500
NVIDIA Corp.	12,289	196,870
Texas Instruments, Inc	22,976	1,008,876
Xilinx, Inc.	5,612	257,703
		7,032,784

Software - 3.4%
Adobe Systems, Inc.*	9,759	584,369
Autodesk, Inc.*	4,780	240,577
CA, Inc.	6,820	229,493
Citrix Systems, Inc.*	3,980	251,735
Electronic Arts, Inc.*	6,436	147,642
Intuit, Inc.	5,979	456,317
Microsoft Corp.	159,864	5,983,710
Oracle Corp.	73,664	2,818,385
Red Hat, Inc.*	4,032	225,953
Salesforce.com, Inc.*	11,543	637,058
Symantec Corp.	14,811	349,243
		11,924,482

Specialty Retail - 2.2%
AutoNation, Inc.*	1,361	67,628
AutoZone, Inc.*	714	341,249
Bed Bath & Beyond, Inc.*	4,508	361,992
Best Buy Co., Inc	5,709	227,675
CarMax, Inc.*	4,775	224,520
GameStop Corp	2,530	124,628
L Brands, Inc.	5,108	315,930
Lowe’s Co.’s, Inc	21,953	1,087,771
O’Reilly Automotive, Inc.*	2,298	295,776
PetSmart, Inc.	2,197	159,832
Ross Stores, Inc	4,548	340,782
Staples, Inc	14,123	224,414
The Gap, Inc.	5,561	217,324
The Home Depot, Inc.	29,561	2,434,053
Tiffany & Co.	2,329	216,085
TJX Co.’s, Inc	14,929	951,425
Urban Outfitters, Inc.*	2,343	86,925
		7,678,009

Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	5,975	335,377
Fossil Group, Inc.*	1,064	127,616
Michael Kors Holdings Ltd.*	3,800	308,522
Nike, Inc., Class B	15,685	1,233,468
PVH Corp.	1,724	234,498
Ralph Lauren Corp.	1,252	221,066
VF Corp.	7,452	464,558
		2,925,105

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc	10,462	$98,657
People’s United Financial, Inc.	6,760	102,211
		200,868

Tobacco - 1.5%
Altria Group, Inc.	41,983	1,611,727
Lorillard, Inc.	7,732	391,858
Philip Morris International, Inc.	33,632	2,930,356
Reynolds American, Inc.	6,580	328,934
		5,262,875

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,741	272,755
W.W. Grainger, Inc	1,309	334,345
		607,100

Wireless Telecommunication Services - 0.1%
Crown Castle International Corp.*	6,984	512,835

Total Equity Securities (Cost $214,508,614)		347,268,843

EXCHANGE TRADED PRODUCTS - 0.4%
SPDR S&P 500 ETF Trust	8,200	1,514,294

Total Exchange Traded Products (Cost $1,489,038)		1,514,294

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.3%	AMOUNT
United States Treasury Bills, 0.068%, 6/26/14^	$1,000,000	999,670

Total U.S. Treasury Obligations (Cost $999,670)		999,670

TIME DEPOSIT - 1.0%
State Street Bank Time Deposit, 0.083%, 1/2/14	3,573,773	3,573,773

Total Time Deposit (Cost $3,573,773)		3,573,773

TOTAL INVESTMENTS (Cost $220,571,095) - 99.9%		353,356,580
Other assets and liabilities, net - 0.1%		331,155
NET ASSETS - 100%		$353,687,735

See notes to financial statements.

20 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 3,197,407 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$236,652,401
Undistributed net investment income	778,814
Accumulated net realized gain (loss)	(16,695,930)
Net unrealized appreciation (depreciation)	132,952,450

NET ASSETS	$353,687,735

NET ASSET VALUE PER SHARE	$110.62

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
S&P 500 Index^	10	3/14	$4,602,750	$151,795
E-Mini S&P 500 Index^	5	3/14	460,275	15,170
Total Purchased				$166,965

^ Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ETF: Exchange Traded Fund
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,269)	$6,961,375
Interest income	4,919
Total investment income	6,966,294

Expenses:
Investment advisory fee	841,371
Transfer agency fees and expenses	47,723
Accounting fees	48,042
Directors’ fees and expenses	54,215
Administrative fees	331,530
Custodian fees	44,532
Reports to shareholders	89,578
Professional fees	60,837
Miscellaneous	73,784
Total expenses	1,591,612
Reimbursement from Advisor	(205,306)
Net expenses	1,386,306

NET INVESTMENT INCOME	5,579,988

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,840,077
Futures	2,045,717
15,885,794

Change in unrealized appreciation (depreciation) on:
Investments	68,185,036
Futures	179,913
68,364,949

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,250,743

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$89,830,731

See notes to financial statements.

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$5,579,988	$5,267,452
Net realized gain (loss)	15,885,794	3,464,870
Change in unrealized appreciation (depreciation)	68,364,949	30,895,357

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	89,830,731	39,627,679

Distributions to shareholders from:
Net investment income	(6,058,983)	(4,992,328)
Net realized gain	(4,919,185)	—
Total distributions	(10,978,168)	(4,992,328)

Capital share transactions:
Shares sold	33,028,527	21,280,682
Shares issued from merger (See Note F)	28,959,426	—
Reinvestment of distributions	10,978,168	4,992,328
Shares redeemed	(83,535,575)	(34,571,324)
Total capital share transactions	(10,569,454)	(8,298,314)

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,283,109	26,337,037

NET ASSETS
Beginning of year	285,404,626	259,067,589
End of year (including undistributed net investment
income of $778,814 and $1,330,624, respectively)	$353,687,735	$285,404,626

CAPITAL SHARE ACTIVITY
Shares sold	327,841	252,760
Shares issued from merger (See Note F)	297,026	—
Reinvestment of distributions	101,424	58,630
Shares redeemed	(823,870)	(411,005)
Total capital share activity	(97,579)	(99,615)

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which

24 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 25

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$347,268,843	—	—	$347,268,843
Exchange traded products	1,514,294	—	—	1,514,294
U.S. government obligations	—	$999,670	—	999,670
Other debt obligations	—	3,573,773	—	3,573,773
TOTAL	$348,783,137	$4,573,443	—	$353,356,580
Other financial instruments**	$166,965	—	—	$166,965

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 43 contracts and $1,973,437 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

26 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $66,378 was payable at year end. In addition, $50,780 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .42%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $17,156 was receivable at year end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $26,552 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $29,604 for the year ended December 31, 2013. Under the terms of the agreement, $2,103 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 27

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $36,806,264 and $75,637,560, respectively.

Capital Loss Carryforwards
Expiration Date:
31-Dec-15	($5,635,448)
31-Dec-16	(5,235,979)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

No Expiration Date:
Short-term	($750,777)
Long-term	(1,973,807)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The portfolio’s use of net capital losses aquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$6,058,983	$4,992,328
Long-term capital gain	4,919,185	—
Total	$10,978,168	$4,992,328

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$134,511,644
Unrealized (depreciation)	(8,249,419)
Net unrealized appreciation/(depreciation)	$126,262,225
Undistributed ordinary income	$3,049,851
Undistributed long-term capital gain	$6,440,703
Capital loss carryforward	($18,717,445)
Federal income tax cost of investments	$227,094,355

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.

28 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, partnerships, and expired capital loss carryforwards.

Undistributed net investment income	($72,815)
Accumulated net realized gain (loss)	1,678,656
Paid-in capital	(1,605,841)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013. For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,958	1.39%	$238,172	September 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 12, 2012, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Strategic Portfolio (“Strategic”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Strategic. Shareholders approved the Plan at a meeting on April 19, 2013 and the reorganization took place on April 30, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
Strategic	1,451,200	S&P 500	297,026	$28,959,426

For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Strategic were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 29

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
	NET	APPRECIATION	ACQUIRING	NET
MERGED PORTFOLIO	ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS
Strategic	$28,959,426	$2,950,144	S&P 500	$312,858,280

Assuming the acquisition had been completed on January 1, 2013, S&P 500’s results of operations for the year ended December 31, 2013 would have been as follows:

Net investment income	$5,682,589	(a)
Net realized and change in unrealized gain (loss) on investments	$87,866,008	(b)
Net increase (decrease) in assets from operations	$93,548,597

Because S&P 500 and Strategic sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Strategic that have been included in S&P 500’s Statement of Operations since April 30, 2013.

(a) $5,579,988 as reported, plus $102,601 from Strategic pre-merger.

(b) $84,250,743 as reported, plus $3,615,265 from Strategic pre-merger.

30 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$86.62	$76.32	$78.77
Income from investment operations:
Net investment income	1.81	1.63	1.27
Net realized and unrealized gain (loss)	25.72	10.21	.11
Total from investment operations	27.53	11.84	1.38
Distributions from:
Net investment income	(1.95)	(1.54)	(1.25)
Net realized gain	(1.58)	—	(2.58)
Total distributions	(3.53)	(1.54)	(3.83)
Total increase (decrease) in net asset value	24.00	10.30	(2.45)
Net asset value, ending	$110.62	$86.62	$76.32

Total return*	31.87%	15.55%	1.73%
Ratios to average net assets: A
Net investment income	1.69%	1.90%	1.70%
Total expenses	.48%	.45%	.46%
Expenses before offsets	.42%	.41%	.39%
Net expenses	.42%	.41%	.39%
Portfolio turnover	11%	5%	7%
Net assets, ending (in thousands)	$353,688	$285,405	$259,068

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$71.52	$58.44
Income from investment operations:
Net investment income		1.33	1.33
Net realized and unrealized gain (loss)		9.18	13.95
Total from investment operations		10.51	15.28
Distributions from:
Net investment income		(1.13)	(1.30)
Net realized gain		(2.13)	(.90)
Total distributions		(3.26)	(2.20)
Total increase (decrease) in net asset value		7.25	13.08
Net asset value, ending		$78.77	$71.52

Total return*		14.69%	26.11%
Ratios to average net assets: A
Net investment income		1.67%	1.98%
Total expenses		.46%	.46%
Expenses before offsets		.38%	.38%
Net expenses		.38%	.38%
Portfolio turnover		9%	9%
Net assets, ending (in thousands)		$236,086	$238,077

See notes to financial highlights.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 31

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

32 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 33

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding

34 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and three-year periods ended June 30, 2013 and at the median of its peer group for the five-year period ended June 30, 2013. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 35

the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. The Board also noted management’s plans with respect to the Portfolio. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based

36 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

38 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 39

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

40 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This page intentionally left blank.

Calvert VP S&P MidCap 400 Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS®
an Ameritas. company

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, the Calvert VP S&P MidCap 400 Index Portfolio’s Class I shares returned 32.82% compared to 33.50% for the Standard & Poor’s (S&P) MidCap 400 Index. The slight underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Equity markets earned strong positive returns in 2013 as the economic recovery in the United States continued to take hold. Within the domestic universe, small-cap stocks provided the highest return in 2013, up 38.82% as measured by the Russell 2000 Index. Mid-cap and large-cap stocks provided slightly lower returns, with the S&P Midcap 400 and S&P 500 Indices returning 33.50% and 32.39%, respectively. Domestic equity markets generally outperformed international equity markets, with emerging markets lagging the most.

The Federal Reserve (Fed) continued its accommodative monetary policy, which provided the fuel to power U.S. stocks higher. Domestic GDP growth improved steadily throughout the year, and inflation remained under control. The housing market continued its recovery—the resulting increases in homeowner equity and consumer confidence and decreases in default rates should benefit the banking industry. The combination of increased home values and the rise in the stock market also had a significant positive impact on household net worth.

PORTFOLIO STRATEGY

The Portfolio seeks to replicate the holdings as closely as possible and match the performance of the S&P MidCap 400 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.13)
	Class I	Class F
One year	32.82%	32.47%
Five year	21.22%	20.92%
Ten year	9.74%	9.50%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.53%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

4 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	13.6%
Consumer Staples	3.9%
Energy	5.2%
Exchange Traded Products	1.3%
Financials	21.4%
Government	0.2%
Health Care	8.2%
Industrials	17.3%
Information Technology	15.2%
Materials	6.8%
Short-Term Investments	2.0%
Telecommunication Services	0.4%
Utilities	4.5%
Total	100%

At year-end, the Index’s largest exposures were to the Financials and Industrial sectors, at 21.4% and 17.3%, respectively. Other significant weightings included Information Technology and Consumer Discretionary, which ranged from 13.6% to 15.2%. The smallest exposure was to Telecommunication Services at less than 1%.

The top-performing sectors of the Index were Health Care, up 45.9%, and Industrials, up 43.9%. The weakest performing sectors were Telecommunication Services, up 19.4%, and Materials, up 24.6%.

During 2013, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation and cash flows may cause the Portfolio to hold a slightly different weighting than the Index. It is not possible to invest directly in an index.

OUTLOOK

Entering 2014, the outlook for equities is mildly positive. The economy continues to recover and corporate earnings remain strong, although valuations have become more stretched and the market is pricing in a fairly optimistic outlook already. The unemployment rate is declining and the economy will not suffer the same fiscal drag that it did last year from the sequester.

The Fed has begun the tapering process. And while the tone in Washington has improved slightly, the government’s inability to function properly does remain a concern. In addition, economic growth in Europe remains sluggish and China’s growth appears to have slowed.

That said, the Fed anticipates keeping short-term rates low for an extended period of time after it ends its asset-purchasing program. Although it is unlikely that 2014 will provide returns similar to 2013, Fed policies should provide a positive backdrop for equities in the year ahead.

January 2014

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class I
Actual	$1,000.00	$1,162.01	$2.81

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.60	$2.63

Class F
Actual	$1,000.00	$1,160.35	$4.45

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.08	$4.17

* Expenses are equal to the Fund’s annualized expense ratio of 0.52% and 0.82% for Class I and Class F, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 96.5%	SHARES	VALUE
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	5,017	$610,469
B/E Aerospace, Inc.*	15,514	1,350,183
Esterline Technologies Corp.*	4,973	507,047
Exelis, Inc	29,847	568,884
Huntington Ingalls Industries, Inc.	7,778	700,098
Triumph Group, Inc.	8,244	627,121
		4,363,802

Air Freight & Logistics - 0.1%
UTi Worldwide, Inc	14,442	253,602

Airlines - 0.4%
Alaska Air Group, Inc.	10,947	803,181
JetBlue Airways Corp.*	34,585	295,702
		1,098,883

Auto Components - 0.3%
Gentex Corp.	22,865	754,316

Automobiles - 0.2%
Thor Industries, Inc.	7,063	390,089

Biotechnology - 0.6%
Cubist Pharmaceuticals, Inc.*	11,700	805,779
United Therapeutics Corp.*	7,280	823,222
		1,629,001

Building Products - 1.0%
A.O. Smith Corp.	12,071	651,110
Fortune Brands Home & Security, Inc	26,184	1,196,609
Lennox International, Inc	7,175	610,305
		2,458,024

Capital Markets - 2.6%
Affiliated Managers Group, Inc.*	8,346	1,810,080
Apollo Investment Corp	35,621	302,066
Eaton Vance Corp.	19,243	823,408
Federated Investors, Inc., Class B	14,927	429,898
Greenhill & Co., Inc	4,072	235,932
Janus Capital Group, Inc.	23,727	293,503
Raymond James Financial, Inc.	19,506	1,018,018
SEI Investments Co.	22,576	784,064
Waddell & Reed Financial, Inc.	13,456	876,255
		6,573,224

Chemicals - 2.8%
Albemarle Corp	12,898	817,604
Ashland, Inc	11,356	1,101,986
Cabot Corp	9,414	483,880
Cytec Industries, Inc.	5,586	520,392
Intrepid Potash, Inc.*	8,810	139,550
Minerals Technologies, Inc.	5,401	324,438
NewMarket Corp.	1,796	600,133

8 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Chemicals - Cont’d
Olin Corp.	12,712	$366,741
RPM International, Inc	21,058	874,118
Scotts Miracle-Gro Co.	6,964	433,300
Sensient Technologies Corp	7,932	384,861
The Valspar Corp	12,754	909,233
		6,956,236

Commercial Banks - 4.5%
Associated Banc-Corp.	25,603	445,492
BancorpSouth, Inc.	13,278	337,527
Bank of Hawaii Corp.	7,003	414,157
Cathay General Bancorp	11,629	310,843
City National Corp.	7,497	593,912
Commerce Bancshares, Inc.	12,829	576,150
Cullen/Frost Bankers, Inc	8,306	618,216
East West Bancorp, Inc.	21,826	763,255
First Horizon National Corp	37,229	433,718
First Niagara Financial Group, Inc.	56,108	595,867
FirstMerit Corp	26,159	581,515
Fulton Financial Corp	30,556	399,672
Hancock Holding Co	13,070	479,408
International Bancshares Corp.	9,053	238,909
Prosperity Bancshares, Inc.	8,895	563,854
Signature Bank*	7,491	804,683
SVB Financial Group*	7,220	757,089
Synovus Financial Corp	153,161	551,380
TCF Financial Corp	26,074	423,702
Trustmark Corp.	10,648	285,792
Valley National Bancorp	31,613	319,924
Webster Financial Corp	14,309	446,155
Westamerica Bancorporation	4,183	236,172
		11,177,392

Commercial Services & Supplies - 1.8%
Clean Harbors, Inc.*	8,741	524,110
Copart, Inc.*	17,696	648,558
Deluxe Corp.	7,930	413,867
Herman Miller, Inc.	9,301	274,566
HNI Corp	7,194	279,343
Mine Safety Appliances Co.	5,007	256,408
Rollins, Inc	10,259	310,745
RR Donnelley & Sons Co	28,799	584,044
The Brink’s Co.	7,464	254,821
TravelCenters of America LLC (b)*	60,000	10
Waste Connections, Inc.	19,572	853,926
		4,400,398

Communications Equipment - 0.9%
Adtran, Inc	9,209	248,735
Ciena Corp.*	16,175	387,068
InterDigital, Inc.	6,527	192,481
JDS Uniphase Corp.*	36,679	476,093
Plantronics, Inc.	6,951	322,874
Polycom, Inc.*	22,503	252,709
Riverbed Technology, Inc.*	25,507	461,167
		2,341,127

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Computers & Peripherals - 1.2%
3D Systems Corp.*	15,058	$1,399,340
Diebold, Inc	10,121	334,094
Lexmark International, Inc	9,921	352,394
NCR Corp.*	26,311	896,153
		2,981,981

Construction & Engineering - 0.8%
AECOM Technology Corp.*	15,467	455,194
Granite Construction, Inc.	5,709	199,701
KBR, Inc	23,457	748,043
URS Corp.	11,826	626,660
		2,029,598

Construction Materials - 0.5%
Eagle Materials, Inc	7,857	608,368
Martin Marietta Materials, Inc	7,329	732,460
		1,340,828

Containers & Packaging - 1.6%
AptarGroup, Inc	10,374	703,461
Greif, Inc	4,725	247,590
Packaging Corp. of America	15,450	977,676
Rock-Tenn Co	11,348	1,191,653
Silgan Holdings, Inc	6,934	332,971
Sonoco Products Co	16,061	670,065
		4,123,416

Distributors - 0.6%
LKQ Corp.*	47,357	1,558,045

Diversified Consumer Services - 0.8%
Apollo Education Group, Inc.*	15,800	431,656
DeVry Education Group, Inc.	8,984	318,932
Matthews International Corp.	4,284	182,542
Service Corp. International	33,594	609,059
Sotheby’s	10,831	576,209
		2,118,398

Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	13,736	713,723
MSCI, Inc.*	18,652	815,465
		1,529,188

Diversified Telecommunication Services - 0.3%
tw telecom, Inc.*	22,695	691,517

Electric Utilities - 1.5%
Cleco Corp	9,581	446,666
Great Plains Energy, Inc.	24,373	590,801
Hawaiian Electric Industries, Inc	15,712	409,455
IDACORP, Inc	7,962	412,750
OGE Energy Corp.	31,263	1,059,816
PNM Resources, Inc.	12,410	299,329
Westar Energy, Inc.	20,133	647,679
		3,866,496

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electrical Equipment - 1.0%
Acuity Brands, Inc.	6,789	$742,173
General Cable Corp.	7,887	231,957
Hubbell, Inc., Class B	8,474	922,819
Regal-Beloit Corp.	7,142	526,508
		2,423,457

Electronic Equipment & Instruments - 2.0%
Arrow Electronics, Inc.*	15,879	861,436
Avnet, Inc.	21,739	958,907
Ingram Micro, Inc.*	24,212	568,013
Itron, Inc.*	6,108	253,054
National Instruments Corp.	15,429	494,037
Tech Data Corp.*	5,985	308,826
Trimble Navigation Ltd.*	40,690	1,411,943
Vishay Intertechnology, Inc.*	20,941	277,678
		5,133,894

Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc.*	9,124	487,130
CARBO Ceramics, Inc	3,146	366,603
Dresser-Rand Group, Inc.*	12,087	720,748
Dril-Quip, Inc.*	6,433	707,179
Helix Energy Solutions Group, Inc.*	15,589	361,353
Oceaneering International, Inc	17,044	1,344,431
Oil States International, Inc.*	8,742	889,236
Patterson-UTI Energy, Inc.	22,721	575,296
Superior Energy Services, Inc.*	25,290	672,967
Tidewater, Inc.	7,844	464,914
Unit Corp.*	6,927	357,572
		6,947,429

Food & Staples Retailing - 0.5%
Harris Teeter Supermarkets, Inc.	7,839	386,855
SUPERVALU, Inc.*	30,880	225,115
United Natural Foods, Inc.*	7,816	589,248
		1,201,218

Food Products - 2.3%
Dean Foods Co.*	14,891	255,976
Flowers Foods, Inc.	27,736	595,492
Green Mountain Coffee Roasters, Inc.*	20,659	1,561,407
Hain Celestial Group, Inc.*	7,600	689,928
Hillshire Brands Co	19,507	652,314
Ingredion, Inc.	12,079	826,928
Lancaster Colony Corp.	3,075	271,061
Post Holdings, Inc.*	5,181	255,268
Tootsie Roll Industries, Inc.	3,190	103,803
WhiteWave Foods Co.*	27,435	629,359
		5,841,536

Gas Utilities - 1.3%
Atmos Energy Corp.	14,366	652,504
National Fuel Gas Co.	13,253	946,264
Questar Corp.	27,752	638,018

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Gas Utilities - Cont’d
UGI Corp.	18,084	$749,763
WGL Holdings, Inc.	8,201	328,532
		3,315,081

Health Care Equipment & Supplies - 2.3%
Hill-Rom Holdings, Inc.	9,291	384,090
Hologic, Inc.*	42,865	958,033
IDEXX Laboratories, Inc.*	8,175	869,575
Masimo Corp.*	7,974	233,080
ResMed, Inc	22,382	1,053,745
STERIS Corp	9,365	449,988
Teleflex, Inc	6,518	611,779
The Cooper Co.’s, Inc	7,712	955,054
Thoratec Corp.*	9,118	333,719
		5,849,063

Health Care Providers & Services - 3.1%
Community Health Systems, Inc.*	15,026	590,071
Health Management Associates, Inc.*	41,754	546,977
Health Net, Inc.*	12,585	373,397
Henry Schein, Inc.*	13,525	1,545,367
LifePoint Hospitals, Inc.*	7,407	391,386
Mednax, Inc.*	15,846	845,859
Omnicare, Inc.	16,223	979,220
Owens & Minor, Inc.	10,032	366,770
Universal Health Services, Inc., Class B	14,087	1,144,710
VCA Antech, Inc.*	14,046	440,483
WellCare Health Plans, Inc.*	6,903	486,109
		7,710,349

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	25,118	388,324
HMS Holdings Corp.*	13,917	316,334
		704,658

Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc.*	6,164	483,566
Bob Evans Farms, Inc	4,293	217,183
Brinker International, Inc	10,497	486,431
Domino’s Pizza, Inc	8,821	614,383
International Speedway Corp.	4,422	156,937
Life Time Fitness, Inc.*	6,251	293,797
Panera Bread Co.*	4,215	744,748
Scientific Games Corp.*	7,687	130,141
The Cheesecake Factory, Inc.	7,580	365,886
Wendy’s Co.	44,884	391,388
		3,884,460

Household Durables - 1.8%
Jarden Corp.*	18,844	1,156,079
KB Home	13,149	240,364
MDC Holdings, Inc.*	6,197	199,791
NVR, Inc.*	659	676,141
Tempur Sealy International, Inc.*	9,581	516,991

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Durables - Cont’d
Toll Brothers, Inc.*	25,037	$926,369
Tupperware Brands Corp.	7,981	754,444
		4,470,179

Household Products - 1.0%
Church & Dwight Co., Inc.	21,873	1,449,743
Energizer Holdings, Inc.	9,810	1,061,834
		2,511,577

Industrial Conglomerates - 0.3%
Carlisle Co.’s, Inc.	10,019	795,509

Insurance - 4.8%
Alleghany Corp.*	2,641	1,056,294
American Financial Group, Inc.	11,281	651,139
Arthur J. Gallagher & Co.	20,721	972,437
Aspen Insurance Holdings Ltd.	10,338	427,063
Brown & Brown, Inc.	18,833	591,168
Everest Re Group Ltd	7,546	1,176,195
Fidelity National Financial, Inc.	39,339	1,276,551
First American Financial Corp.	16,804	473,873
Hanover Insurance Group, Inc	6,942	414,507
HCC Insurance Holdings, Inc.	15,866	732,057
Kemper Corp.	8,070	329,902
Mercury General Corp.	5,749	285,783
Old Republic International Corp.	38,296	661,372
Primerica, Inc	8,668	371,944
Protective Life Corp.	12,441	630,261
Reinsurance Group of America, Inc.	11,120	860,799
StanCorp Financial Group, Inc.	6,930	459,112
WR Berkley Corp.	17,234	747,783
		12,118,240

Internet & Catalog Retail - 0.1%
HSN, Inc.	5,306	330,564

Internet Software & Services - 1.2%
AOL, Inc.*	12,362	576,317
Equinix, Inc.*	7,823	1,388,191
Rackspace Hosting, Inc.*	18,058	706,610
ValueClick, Inc.*	9,960	232,765
		2,903,883

IT Services - 3.2%
Acxiom Corp.*	11,738	434,071
Broadridge Financial Solutions, Inc	18,764	741,553
Convergys Corp.	16,023	337,284
CoreLogic, Inc.*	14,764	524,565
DST Systems, Inc.	4,650	421,941
Gartner, Inc.*	14,521	1,031,717
Global Payments, Inc.	11,482	746,215
Jack Henry & Associates, Inc.	13,515	800,223
Leidos Holdings, Inc.	11,543	536,634
Lender Processing Services, Inc.	13,522	505,452
Mantech International Corp.	3,690	110,442
NeuStar, Inc.*	9,864	491,819

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - Cont’d
Science Applications International Corp.	6,596	$218,130
VeriFone Systems, Inc.*	17,202	461,358
WEX, Inc.*	6,158	609,827
		7,971,231

Leisure Equipment & Products - 0.8%
Brunswick Corp.	14,327	659,902
Polaris Industries, Inc.	10,150	1,478,246
		2,138,148

Life Sciences - Tools & Services - 1.3%
Bio-Rad Laboratories, Inc.*	3,146	388,877
Charles River Laboratories International, Inc.*	7,580	402,043
Covance, Inc.*	8,860	780,212
Mettler-Toledo International, Inc.*	4,676	1,134,351
Techne Corp.	5,256	497,585
		3,203,068

Machinery - 5.4%
AGCO Corp.	14,349	849,317
CLARCOR, Inc.	7,909	508,944
Crane Co.	7,732	519,977
Donaldson Co., Inc	21,193	921,048
Graco, Inc.	9,646	753,546
Harsco Corp.	12,786	358,392
IDEX Corp.	12,779	943,729
ITT Corp	14,313	621,470
Kennametal, Inc	12,339	642,492
Lincoln Electric Holdings, Inc.	12,857	917,218
Nordson Corp	9,567	710,828
Oshkosh Corp	13,610	685,672
SPX Corp	7,145	711,713
Terex Corp.	17,641	740,746
Timken Co	12,523	689,642
Trinity Industries, Inc	12,302	670,705
Valmont Industries, Inc	4,243	632,716
Wabtec Corp.	15,171	1,126,750
Woodward, Inc.	9,598	437,765
		13,442,670

Marine - 0.4%
Kirby Corp.*	8,998	893,051
Matson, Inc	6,642	173,423
		1,066,474

Media - 1.3%
AMC Networks, Inc.*	9,394	639,825
Cinemark Holdings, Inc	16,454	548,412
DreamWorks Animation SKG, Inc.*	11,287	400,688
John Wiley & Sons, Inc.	7,298	402,850
Lamar Advertising Co.*	10,334	539,952
Meredith Corp.	5,865	303,807
New York Times Co.	19,898	315,781
Valassis Communications, Inc	6,028	206,459
		3,357,774

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - 1.5%
Carpenter Technology Corp.	8,381	$521,298
Commercial Metals Co.	18,542	376,959
Compass Minerals International, Inc.	5,303	424,505
Reliance Steel & Aluminum Co.	12,204	925,551
Royal Gold, Inc	10,310	474,982
Steel Dynamics, Inc.	34,996	683,822
Worthington Industries, Inc	8,243	346,866
		3,753,983

Multiline Retail - 0.3%
Big Lots, Inc.*	9,241	298,392
J.C. Penney Co., Inc.*	48,275	441,716
		740,108

Multi-Utilities - 1.1%
Alliant Energy Corp.	17,477	901,813
Black Hills Corp.	7,056	370,511
MDU Resources Group, Inc.	29,930	914,362
Vectren Corp	13,047	463,168
		2,649,854

Office Electronics - 0.2%
Zebra Technologies Corp.*	7,919	428,260

Oil, Gas & Consumable Fuels - 2.8%
Alpha Natural Resources, Inc.*	35,106	250,657
Bill Barrett Corp.*	7,730	207,009
Cimarex Energy Co	13,711	1,438,421
Energen Corp	11,447	809,875
Gulfport Energy Corp.*	13,300	839,895
HollyFrontier Corp.	31,303	1,555,446
Rosetta Resources, Inc.*	9,687	465,364
SM Energy Co.	10,608	881,631
World Fuel Services Corp	11,383	491,290
		6,939,588

Paper & Forest Products - 0.4%
Domtar Corp.	5,104	481,511
Louisiana-Pacific Corp.*	22,239	411,644
		893,155

Pharmaceuticals - 1.0%
Endo Health Solutions, Inc.*	18,101	1,221,093
Mallinckrodt plc*	9,135	477,395
Salix Pharmaceuticals Ltd.*	9,908	891,126
		2,589,614

Professional Services - 1.2%
Corporate Executive Board Co	5,324	412,237
FTI Consulting, Inc.*	6,460	265,764
Manpowergroup, Inc	12,409	1,065,437
Towers Watson & Co	10,201	1,301,750
		3,045,188

Real Estate Investment Trusts - 8.0%
Alexandria Real Estate Equities, Inc.	11,323	720,369

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
American Campus Communities, Inc.	16,608	$534,944
BioMed Realty Trust, Inc.	30,452	551,790
BRE Properties, Inc	12,231	669,158
Camden Property Trust	13,514	768,676
Corporate Office Properties Trust	13,846	328,012
Corrections Corp. of America	18,339	588,132
Duke Realty Corp.	51,518	774,831
Equity One, Inc.	10,026	224,983
Essex Property Trust, Inc	6,028	865,078
Extra Space Storage, Inc.	17,323	729,818
Federal Realty Investment Trust	10,246	1,039,047
Highwoods Properties, Inc.	14,240	515,061
Home Properties, Inc.	9,013	483,277
Hospitality Properties Trust	23,450	633,853
Kilroy Realty Corp.	12,928	648,727
Liberty Property Trust	23,093	782,160
Mack-Cali Realty Corp.	13,950	299,646
Mid-America Apartment Communities, Inc.	11,800	716,732
National Retail Properties, Inc.	19,209	582,609
Omega Healthcare Investors, Inc.	19,301	575,170
Potlatch Corp	6,424	268,138
Rayonier, Inc	19,990	841,579
Realty Income Corp.	32,471	1,212,142
Regency Centers Corp.	14,628	677,276
Senior Housing Properties Trust	29,812	662,721
SL Green Realty Corp.	14,943	1,380,434
Taubman Centers, Inc	10,012	639,967
UDR, Inc	39,499	922,302
Weingarten Realty Investors	17,780	487,528
		20,124,160

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc	6,830	285,016
Jones Lang LaSalle, Inc.	7,043	721,133
		1,006,149

Road & Rail - 1.4%
Con-way, Inc	8,954	355,563
Genesee & Wyoming, Inc.*	8,004	768,784
JB Hunt Transport Services, Inc.	14,473	1,118,763
Landstar System, Inc.	7,240	415,938
Old Dominion Freight Line, Inc.*	10,995	582,955
Werner Enterprises, Inc	7,261	179,565
		3,421,568

Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc.*	97,004	375,406
Atmel Corp.*	67,771	530,647
Cree, Inc.*	19,037	1,191,145
Cypress Semiconductor Corp.*	21,766	228,543
Fairchild Semiconductor International, Inc.*	20,225	270,004
Integrated Device Technology, Inc.*	21,617	220,277
International Rectifier Corp.*	11,219	292,479
Intersil Corp	20,177	231,430
RF Micro Devices, Inc.*	44,588	230,074
Semtech Corp.*	10,698	270,445

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
Silicon Laboratories, Inc.*	6,229	$269,778
Skyworks Solutions, Inc.*	29,563	844,319
SunEdison, Inc.*	38,639	504,239
Teradyne, Inc.*	30,185	531,860
		5,990,646

Software - 4.2%
ACI Worldwide, Inc.*	6,072	394,680
Advent Software, Inc	6,351	222,221
ANSYS, Inc.*	14,651	1,277,567
Cadence Design Systems, Inc.*	45,004	630,956
Commvault Systems, Inc.*	6,963	521,389
Compuware Corp.	34,022	381,387
Concur Technologies, Inc.*	7,460	769,723
FactSet Research Systems, Inc.	6,315	685,683
Fair Isaac Corp.	5,445	342,164
Informatica Corp.*	17,156	711,974
Mentor Graphics Corp	15,205	365,984
MICROS Systems, Inc.*	11,859	680,351
PTC, Inc.*	18,949	670,605
Rovi Corp.*	16,009	315,217
SolarWinds, Inc.*	10,399	393,394
Solera Holdings, Inc	10,906	771,709
Synopsys, Inc.*	24,324	986,825
TIBCO Software, Inc.*	24,214	544,331
		10,666,160

Specialty Retail - 4.5%
Aaron’s, Inc.	12,044	354,094
Abercrombie & Fitch Co.	12,034	396,039
Advance Auto Parts, Inc.	11,473	1,269,832
American Eagle Outfitters, Inc	26,882	387,101
ANN, Inc.*	7,323	267,729
Ascena Retail Group, Inc.*	20,184	427,093
Cabela’s, Inc.*	7,382	492,084
Chico’s FAS, Inc	25,204	474,843
CST Brands, Inc.	11,986	440,126
Dick’s Sporting Goods, Inc.	16,114	936,223
Foot Locker, Inc	23,496	973,674
Guess?, Inc.	9,444	293,425
Murphy USA, Inc.*	7,036	292,416
Office Depot, Inc.*	75,474	399,258
Rent-A-Center, Inc	8,462	282,123
Signet Jewelers Ltd.	12,636	994,453
Tractor Supply Co	21,989	1,705,907
Williams-Sonoma, Inc	14,111	822,389
		11,208,809

Textiles, Apparel & Luxury Goods - 1.3%
Carter’s, Inc	8,659	621,629
Deckers Outdoor Corp.*	5,467	461,743
Hanesbrands, Inc.	15,692	1,102,677
Under Armour, Inc.*	12,707	1,109,321
		3,295,370

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - 0.7%
Astoria Financial Corp.	13,259	$183,372
New York Community Bancorp, Inc	69,451	1,170,249
Washington Federal, Inc	16,200	377,298
		1,730,919

Tobacco - 0.1%
Universal Corp.	3,591	196,069

Trading Companies & Distributors - 1.0%
GATX Corp.	7,222	376,772
MSC Industrial Direct Co., Inc.	7,636	617,523
United Rentals, Inc.*	14,687	1,144,852
Watsco, Inc.	4,260	409,215
		2,548,362

Water Utilities - 0.3%
Aqua America, Inc.	27,969	659,789

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	15,471	398,842

Total Equity Securities (Cost $162,508,636)		242,242,616

EXCHANGE TRADED PRODUCTS - 1.3%
SPDR S&P MidCap 400 ETF Trust	13,200	3,223,440

Total Exchange Traded Products (Cost $2,827,740)		3,223,440
	PRINCIPAL
TIME DEPOSIT - 2.0%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$5,108,316	5,108,316

Total Time Deposit (Cost $5,108,316)		5,108,316

U.S. TREASURY OBLIGATIONS - 0.2%
United States Treasury Bills, 0.068%, 6/26/14^	500,000	499,835

Total U.S. Treasury Obligations (Cost $499,835)		499,835

TOTAL INVESTMENTS (Cost $170,944,527) - 100.0%		251,074,207
Other assets and liabilities, net - 0.0%		(23,272)
NET ASSETS - 100%		$251,050,935

See notes to financial statements.

18 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

NET ASSETS CONSISTS OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,548,286 shares outstanding	$167,618,209
Class F: 63,178 shares outstanding	4,791,568
Undistributed net investment income	470,971
Accumulated net realized gain (loss)	(2,116,710)
Net unrealized appreciation (depreciation)	80,286,897

NET ASSETS	$251,050,935

NET ASSET VALUE PER SHARE
Class I: (based on net assets of $244,902,687)	$96.10
Class F: (based on net assets of $6,148,248)	$97.32

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 400 Index^	43	3/14	$5,759,420	$157,217

(b) This security was valued under the direction of the Board of Directors. See Note A. ^ Futures collateralized by $500,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ETF: Exchange Traded Fund
LLC: Limited Liability Corporation
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 19

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$3,425,090
Interest income	6,462
Total investment income	3,431,552

Expenses:
Investment advisory fee	676,195
Transfer agency fees and expenses	36,565
Administrative fees	225,398
Distribution Plan expenses:
Class F	8,851
Directors’ fees and expenses	36,396
Custodian fees	45,737
Reports to shareholders	15,945
Professional fees	50,042
Accounting fees	33,817
Miscellaneous	65,449
Total expenses	1,194,395
Reimbursement from Advisor:
Class F	(3,856)
Net expenses	1,190,539

NET INVESTMENT INCOME	2,241,013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,918,881
Futures	1,298,532
12,217,413

Change in unrealized appreciation (depreciation) on:
Investments	48,132,751
Futures	164,965
48,297,716

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,515,129

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$62,756,142

See notes to financial statements.

20 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$2,241,013	$2,207,705
Net realized gain (loss)	12,217,413	8,596,471
Change in unrealized appreciation (depreciation)	48,297,716	19,222,800

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	62,756,142	30,026,976

Distributions to shareholders from:
Net investment income:
Class I shares	(2,027,956)	(1,754,230)
Class F shares	(26,053)	(15,568)
Net realized gain:
Class I shares	(7,097,825)	(4,579,609)
Class F shares	(172,635)	(64,080)
Total distributions	(9,324,469)	(6,413,487)

Capital share transactions:
Shares sold:
Class I shares	33,765,505	11,388,693
Class F shares	2,876,512	1,170,611
Reinvestment of distributions:
Class I shares	9,125,781	6,333,839
Class F shares	198,688	79,648
Shares redeemed:
Class I shares	(39,305,499)	(30,769,083)
Class F shares	(590,072)	(529,292)
Total capital share transactions	6,070,915	(12,325,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,502,588	11,287,905

NET ASSETS
Beginning of year	191,548,347	180,260,442
End of year (including undistributed net investment income
of $470,971 and $521,647, respectively)	$251,050,935	$191,548,347

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	384,169	156,206
Class F shares	32,355	15,880
Reinvestment of distributions:
Class I shares	97,769	85,569
Class F shares	2,102	1,065
Shares redeemed:
Class I shares	(444,693)	(420,680)
Class F shares	(6,483)	(7,068)
Total capital share activity	65,219	(169,028)

See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

22 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 23

At December 31, 2013, securities valued at $10, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities**	$242,242,606	—	$10	$242,242,616
Exchange traded products	3,223,440	—	—	3,223,440
U.S. government obligations	—	$499,835	—	499,835
Other debt obligations	—	5,108,316	—	5,108,316
TOTAL	$245,466,046	$5,608,151	$10*	$251,074,207
Other financial instruments***	$157,217	—	—	$157,217

* Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini S&P 400 Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 14 contracts and $504,317 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a

24 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $62,544 was payable at year end. In addition, $37,397 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are .81% for Class F and .57% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $269 was receivable at year end.

The Advisor further voluntarily reimbursed the Porfolio for expenses of $457 for the year ended December 31, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $20,849 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.20% annually of the average daily net assets of Class F. Under the terms of the agreement, $996 was payable at year end.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 25

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $18,554 for the year ended December 31, 2013. Under the terms of the agreement, $1,435 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $29,069,087 and $26,225,903, respectively.

Capital Loss Carryforwards
Expiration Date:
31-Dec-15	($4,406,553)
31-Dec-16	(3,305,111)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$2,054,009	$1,769,798
Long-term capital gain	7,270,460	4,643,689
Total	$9,324,469	$6,413,487

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$84,759,367
Unrealized (depreciation)	(4,591,832)
Net unrealized appreciation/(depreciation)	$80,167,535
Undistributed ordinary income	$470,971
Undistributed long-term capital gain	$5,714,316
Capital loss carryforward	($7,711,664)
Federal income tax cost of investments	$170,906,672

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.

26 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($237,680)
Accumulated net realized gain (loss)	237,680

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 27

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$75.22	$66.38	$68.39
Income from investment operations:
Net investment income	.88	.86	.59
Net realized and unrealized gain (loss)	23.70	10.58	(2.12)
Total from investment operations	24.58	11.44	(1.53)
Distributions from:
Net investment income	(.82)	(.72)	(.48)
Net realized gain	(2.88)	(1.88)	—
Total distributions	(3.70)	(2.60)	(.48)
Total increase (decrease) in net asset value	20.88	8.84	(2.01)
Net asset value, ending	$96.10	$75.22	$66.38

Total return*	32.82%	17.31%	(2.24%)
Ratios to average net assets: A
Net investment income	1.00%	1.17%	.85%
Total expenses	.52%	.53%	.56%
Expenses before offsets	.52%	.53%	.55%
Net expenses	.52%	.53%	.55%
Portfolio turnover	12%	10%	16%
Net assets, ending (in thousands)	$244,903	$188,872	$178,563

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2010 (z)	2009
Net asset value, beginning		$54.66	$40.39
Income from investment operations:
Net investment income		.59	.60
Net realized and unrealized gain (loss)		13.61	14.10
Total from investment operations		14.20	14.70
Distributions from:
Net investment income		(.47)	(.43)
Net realized gain		—	—
Total distributions		(.47)	(.43)
Total increase (decrease) in net asset value		13.73	14.27
Net asset value, ending		$68.39	$54.66

Total return*		25.98%	36.38%
Ratios to average net assets: A
Net investment income		1.00%	1.25%
Total expenses		.59%	.57%
Expenses before offsets		.55%	.55%
Net expenses		.55%	.55%
Portfolio turnover		17%	16%
Net assets, ending (in thousands)		$177,819	$103,825

See notes to financial highlights.

28 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$76.04	$67.03	$69.00
Income from investment operations:
Net investment income	.65	.71	.44
Net realized and unrealized gain (loss)	23.94	10.64	(2.14)
Total from investment operations	24.59	11.35	(1.70)
Distributions from:
Net investment income	(.43)	(.46)	(.27)
Net realized gain	(2.88)	(1.88)	—
Total distributions	(3.31)	(2.34)	(.27)
Total increase (decrease) in net asset value	21.28	9.01	(1.97)
Net asset value, ending	$97.32	$76.04	$67.03

Total return*	32.47%	16.99%	(2.47%)
Ratios to average net assets: A
Net investment income	.73%	.95%	.63%
Total expenses	.90%	.86%	.93%
Expenses before offsets	.81%	.80%	.79%
Net expenses	.81%	.80%	.79%
Portfolio turnover	12%	10%	16%
Net assets, ending (in thousands)	$6,148	$2,677	$1,698

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2010 (z)	2009
Net asset value, beginning		$55.10	$40.65
Income from investment operations:
Net investment income		.46	.43
Net realized and unrealized gain (loss)		13.70	14.25
Total from investment operations		14.16	14.68
Distributions from:
Net investment income		(.26)	(.23)
Net realized gain		—	—
Total distributions		(.26)	(.23)
Total increase (decrease) in net asset value		13.90	14.45
Net asset value, ending		$69.00	$55.10

Total return*		25.70%	36.12%
Ratios to average net assets: A
Net investment income		.77%	.98%
Total expenses		1.02%	1.90%
Expenses before offsets		.79%	.79%
Net expenses		.79%	.79%
Portfolio turnover		17%	16%
Net assets, ending (in thousands)		$1,183	$523

See notes to financial highlights.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 29

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

30 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 31

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

32 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio under-performed its Lipper index for the one-year period and outperformed its Lipper index for the three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 33

Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory

34 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 35

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

36 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

38 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Calvert VP Nasdaq 100 Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas. company

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, the Calvert VP Nasdaq 100 Index Portfolio returned 36.05% compared with 36.92% for the Nasdaq 100 Index. The slight under-performance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

The equity markets earned strong positive returns in 2013 as the economic recovery in the United States continued to take hold. Within the domestic universe, small-cap stocks provided the highest return in 2013, up 38.82% as measured by the Russell 2000 Index. Mid-cap and large-cap stocks provided slightly lower returns, with the S&P Midcap 400 Index and S&P 500 Index returning 33.50% and 32.39%, respectively. Domestic equity markets generally outperformed international equity markets, with emerging markets lagging the most.

The Federal Reserve (Fed) continued its accommodative monetary policy in 2013, which provided the fuel to power U.S. stocks higher. Domestic GDP growth improved steadily throughout the year, and inflation remained under control. The housing market continued its recovery—the resulting increases in homeowner equity and consumer confidence and decreases in default rates should benefit the banking industry. Lastly, the combination of increased home values and the rise in the stock market had a significant positive impact on household net worth.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index. In pursuit of this objective, the Portfolio employs a passive management approach to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	36.05%
Five year	24.80%
Ten year	9.50%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.63%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	20.3%
Consumer Staples	4.6%
Exchange Traded Products	1.1%
Government	0.2%
Health Care	13.1%
Industrials	1.8%
Information Technology	55.1%
Materials	0.3%
Short-Term Investments	1.8%
Telecommunication Services	1.7%
Total	100%

At year-end, the Index’s largest exposures were to the Information Technology and Consumer Discretionary sectors, at 55.1% and 20.3%, respectively. It also had a significant allocation to Health Care, at 13.1%. The smallest exposure was to Materials, at less than 1% of the Index.

The top-performing sectors in the Index were Health Care, up 66.9%, and Telecommunication, up 48.4%. The weakest-performing sectors were Industrials, up 17.7%, and Materials, up 29.1%.

During 2013, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation and cash flows may cause the Portfolio to hold a slightly different weighting than the Index. Since the Nasdaq 100 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

OUTLOOK

Entering 2014, we believe the outlook for equities is mildly positive. The economy continues to recover and corporate earnings remain strong, although valuations have become more stretched and the market is pricing in a fairly optimistic outlook already. The unemployment rate is declining and the economy will not suffer the same fiscal drag that it did last year from the sequester.

The Fed has begun the tapering process. And while the tone in Washington has improved slightly, the government’s inability to function properly does remain a concern. In addition, economic growth in Europe remains sluggish and China’s growth appears to have slowed.

That said, the Fed anticipates keeping short-term rates low for an extended period of time after it ends its asset-purchasing program. Although it is unlikely that 2014 will provide returns similar to 2013, Fed policies should provide a positive backdrop for equities in the year ahead.

January 2014

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,240.54	$3.35

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.22	$3.02

* Expenses are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100 Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 96.9%	SHARES	VALUE
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	2,938	$171,403
Expeditors International of Washington, Inc	3,983	176,248
		347,651

Automobiles - 0.5%
Tesla Motors, Inc.*	2,390	359,408

Beverages - 0.3%
Monster Beverage Corp.*	3,256	220,659

Biotechnology - 9.8%
Alexion Pharmaceuticals, Inc.*	3,799	505,495
Amgen, Inc.	14,596	1,666,279
Biogen Idec, Inc.*	4,575	1,279,856
Celgene Corp.*	7,986	1,349,315
Gilead Sciences, Inc.*	29,706	2,232,406
Regeneron Pharmaceuticals, Inc.*	1,887	519,378
Vertex Pharmaceuticals, Inc.*	4,529	336,505
		7,889,234

Chemicals - 0.3%
Sigma-Aldrich Corp.	2,319	218,009

Commercial Services & Supplies - 0.2%
Stericycle, Inc.*	1,661	192,958

Communications Equipment - 6.1%
Cisco Systems, Inc.	103,544	2,324,563
F5 Networks, Inc.*	1,504	136,653
QUALCOMM, Inc.	32,671	2,425,822
		4,887,038

Computers & Peripherals - 13.7%
Apple, Inc.	17,429	9,779,586
NetApp, Inc.	6,603	271,647
SanDisk Corp.	4,377	308,754
Seagate Technology plc	6,322	355,044
Western Digital Corp.	4,583	384,514
		11,099,545

Food & Staples Retailing - 1.8%
Costco Wholesale Corp	8,466	1,007,539
Whole Foods Market, Inc.	7,210	416,954
		1,424,493

Food Products - 2.5%
Green Mountain Coffee Roasters, Inc.*	2,883	217,897
Kraft Foods Group, Inc	11,545	622,507
Mondelez International, Inc	33,980	1,199,494
		2,039,898

8 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 0.4%
Intuitive Surgical, Inc.*	738	$283,451

Health Care Providers & Services - 1.8%
Catamaran Corp.*	4,035	191,582
Express Scripts Holding Co.*	15,604	1,096,025
Henry Schein, Inc.*	1,663	190,014
		1,477,621

Health Care Technology - 0.5%
Cerner Corp.*	6,653	370,838

Hotels, Restaurants & Leisure - 2.2%
Marriott International, Inc	5,800	286,288
Starbucks Corp	14,601	1,144,572
Wynn Resorts Ltd.	1,960	380,652
		1,811,512

Household Durables - 0.2%
Garmin Ltd	3,782	174,804

Internet & Catalog Retail - 7.1%
Amazon.com, Inc.*	8,869	3,536,869
Expedia, Inc.	2,278	158,686
Liberty Interactive Corp.*	9,291	272,691
Netflix, Inc.*	1,148	422,659
priceline.com, Inc.*	996	1,157,750
TripAdvisor, Inc.*	2,505	207,489
		5,756,144

Internet Software & Services - 14.2%
Akamai Technologies, Inc.*	3,486	164,469
Baidu, Inc. (ADR)*	5,339	949,701
eBay, Inc.*	25,083	1,376,806
Equinix, Inc.*	959	170,175
Facebook, Inc.*	36,297	1,983,994
Google, Inc.*	5,362	6,009,247
Yahoo!, Inc.*	19,655	794,848
		11,449,240

IT Services - 2.4%
Automatic Data Processing, Inc.	9,328	753,796
Cognizant Technology Solutions Corp.*	5,863	592,046
Fiserv, Inc.*	4,990	294,660
Paychex, Inc.	7,076	322,170
		1,962,672

Leisure Equipment & Products - 0.4%
Mattel, Inc.	6,557	311,982

Life Sciences - Tools & Services - 0.3%
Illumina, Inc.*	2,449	270,908

Machinery - 0.5%
PACCAR, Inc.	6,861	405,965

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - 7.9%
Charter Communications, Inc.*	2,018	$275,982
Comcast Corp	41,323	2,147,350
DIRECTV*	10,171	702,714
Discovery Communications, Inc.*	2,839	256,702
DISH Network Corp.*	4,250	246,160
Liberty Global plc*	4,294	382,123
Liberty Media Corp.*	2,022	296,122
Sirius XM Holdings, Inc.*	118,878	414,884
Twenty-First Century Fox, Inc.	28,697	1,009,561
Viacom, Inc., Class B	7,651	668,238
		6,399,836

Multiline Retail - 0.3%
Dollar Tree, Inc.*	4,032	227,485

Pharmaceuticals - 0.4%
Mylan, Inc.*	7,418	321,941

Professional Services - 0.3%
Verisk Analytics, Inc.*	3,260	214,247

Semiconductors & Semiconductor Equipment - 8.1%
Altera Corp.	6,280	204,288
Analog Devices, Inc	6,027	306,955
Applied Materials, Inc.	23,305	412,266
Avago Technologies Ltd	4,838	255,882
Broadcom Corp.	10,036	297,567
Intel Corp.	96,334	2,500,831
KLA-Tencor Corp.	3,264	210,398
Linear Technology Corp	4,568	208,072
Maxim Integrated Products, Inc	5,479	152,919
Micron Technology, Inc.*	20,441	444,796
NVIDIA Corp.	11,005	176,300
NXP Semiconductor NV*	4,770	219,086
Texas Instruments, Inc.	21,208	931,243
Xilinx, Inc.	5,241	240,667
		6,561,270

Software - 10.6%
Activision Blizzard, Inc	13,489	240,509
Adobe Systems, Inc.*	9,682	579,758
Autodesk, Inc.*	4,392	221,049
CA, Inc.	8,749	294,404
Check Point Software Technologies Ltd.*	3,806	245,563
Citrix Systems, Inc.*	3,612	228,459
Intuit, Inc	5,520	421,286
Microsoft Corp.	161,613	6,049,175
Symantec Corp.	13,486	318,000
		8,598,203

Specialty Retail - 1.7%
Bed Bath & Beyond, Inc.*	4,161	334,128
O’Reilly Automotive, Inc.*	2,079	267,588
Ross Stores, Inc.	4,198	314,556
Staples, Inc	12,665	201,247
Tractor Supply Co	2,705	209,854
		1,327,373

10 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Trading Companies & Distributors - 0.3%
Fastenal Co.	5,749	$273,135

Wireless Telecommunication Services - 1.7%
SBA Communications Corp.*	2,494	224,061
VimpelCom Ltd. (ADR)	32,010	414,210
Vodafone Group plc (ADR)	19,133	752,118
		1,390,389

Total Equity Securities (Cost $43,821,362)		78,267,909

EXCHANGE TRADED PRODUCTS - 1.1%
Powershares QQQ Trust, Series 1	10,500	923,580

Total Exchange Traded Products (Cost $813,562)		923,580

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$1,428,913	1,428,913

Total Time Deposit (Cost $1,428,913)		1,428,913

U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills, 0.068%, 6/26/14^	200,000	199,934

Total U.S. Treasury Obligations (Cost $199,934)		199,934

TOTAL INVESTMENTS (Cost $46,263,771) - 100.1%		80,820,336
Other assets and liabilities, net - (0.1%)		(45,891)
NET ASSETS - 100%		$80,774,445

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 1,879,281 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$44,358,010
Undistributed net investment income		113,178
Accumulated net realized gain (loss)		1,711,234
Net unrealized appreciation (depreciation)		34,592,023

NET ASSETS		$80,774,445

NET ASSET VALUE PER SHARE		$42.98

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	24	3/14	$1,720,200	$35,458

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 11

^ Futures collateralized by $200,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

12 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,865)	$1,011,436
Interest income	1,740
Total investment income	1,013,176

Expenses:
Investment advisory fee	252,381
Transfer agency fees and expenses	9,438
Accounting fees	10,924
Directors’ fees and expenses	11,794
Administrative fees	72,109
Custodian fees	14,986
Reports to shareholders	13,416
Professional fees	30,590
Licensing fees	10,000
Miscellaneous	11,810
Total expenses	437,448

NET INVESTMENT INCOME	575,728

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,847,136
Futures	450,726
3,297,862

Change in unrealized appreciation (depreciation) on:
Investments	18,490,448
Futures	74,343
18,564,791

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,862,653

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$22,438,381

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 13

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$575,728	$523,280
Net realized gain (loss)	3,297,862	1,892,868
Change in unrealized appreciation (depreciation)	18,564,791	7,121,473

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,438,381	9,537,621

Distributions to shareholders from:
Net investment income	(580,671)	(440,448)
Net realized gain	(1,797,313)	(3,780,270)
Total distributions	(2,377,984)	(4,220,718)

Capital share transactions:
Shares sold	7,710,711	10,965,871
Reinvestment of distributions	2,377,984	4,220,718
Shares redeemed	(14,064,022)	(9,797,966)
Total capital share transactions	(3,975,327)	5,388,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,085,070	10,705,526

NET ASSETS
Beginning of year	64,689,375	53,983,849
End of year (including undistributed net investment income
of $113,178 and $118,121, respectively)	$80,774,445	$64,689,375

CAPITAL SHARE ACTIVITY
Shares sold	209,777	317,110
Reinvestment of distributions	56,795	132,311
Shares redeemed	(373,477)	(282,998)
Total capital share activity	(106,905)	166,423

See notes to financial statements.

14 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 15

such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

16 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$78,267,909	—	—	$78,267,909
Exchange traded products	923,580	—	—	923,580
U.S. government obligations	—	$199,934	—	199,934
Other debt obligations	—	1,428,913	—	1,428,913
TOTAL	$79,191,489	$1,628,847	—	$80,820,336
Other financial instruments**	$35,458	—	—	$35,458

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini NASDAQ 100 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 10 contracts and $290,522 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduc-

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 17

tion of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $21,506 was payable at year end. In addition, $15,174 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .69%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $6,144 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,559 for the year ended December 31, 2013. Under the terms of the agreement, $459 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

18 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,207,536 and $13,702,727, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$947,258	$587,107
Long-term capital gain	1,430,726	3,633,611
Total	$2,377,984	$4,220,718

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$34,637,504
Unrealized (depreciation)	(223,425)
Net unrealized appreciation/(depreciation)	$34,414,079
Undistributed ordinary income	$354,505
Undistributed long-term capital gain	$1,647,851
Federal income tax cost of investments	$46,406,257

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 19

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$32.57	$29.67	$30.46
Income from investment operations:
Net investment income	.32	.28	.09
Net realized and unrealized gain (loss)	11.39	4.90	.83
Total from investment operations	11.71	5.18	.92
Distributions from:
Net investment income	(.32)	(.24)	(.09)
Net realized gain	(.98)	(2.04)	(1.62)
Total distributions	(1.30)	(2.28)	(1.71)
Total increase (decrease) in net asset value	10.41	2.90	(.79)
Net asset value, ending	$42.98	$32.57	$29.67

Total return*	36.05%	17.62%	3.02%
Ratios to average net assets: A
Net investment income	.80%	.84%	.27%
Total expenses	.61%	.63%	.67%
Expenses before offsets	.61%	.63%	.65%
Net expenses	.61%	.63%	.65%
Portfolio turnover	13%	17%	23%
Net assets, ending (in thousands)	$80,774	$64,689	$53,984

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$25.51	$16.63
Income from investment operations:
Net investment income		.06	.02
Net realized and unrealized gain (loss)		4.94	8.88
Total from investment operations		5.00	8.90
Distributions from:
Net investment income		(.05)	(.02)
Total distributions		(.05)	(.02)
Total increase (decrease) in net asset value		4.95	8.88
Net asset value, ending		$30.46	$25.51

Total return*		19.61%	53.51%
Ratios to average net assets: A
Net investment income		.33%	.09%
Total expenses		.68%	.74%
Expenses before offsets		.65%	.65%
Net expenses		.65%	.65%
Portfolio turnover		26%	10%
Net assets, ending (in thousands)		$60,435	$25,637

See notes to financial highlights.

20 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 21

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

22 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 23

data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2013 and above the median of its peer universe for the three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2013 and outperformed its Lipper index for the three- and five-year periods ended June 30, 2013. Based upon its review, the Board concluded that the Portfolio’s performance

24 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

26 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

28 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 29

Calvert VP Russell 2000 Small Cap Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the one-year ended December 31, 2013, Calvert VP Russell 2000 Small Cap Index Portfolio Class I shares returned 37.89% compared with 38.82% for the Russell 2000 Index. The slight underperformance was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

The equity markets earned strong positive returns in 2013 as the U.S. economic recovery continued to take hold. Within the domestic universe, small cap stocks provided the highest return in 2013, up 38.82% as measured by the Russell 2000 Index. Mid-cap and large-cap stocks provided slightly lower returns, with the S&P MidCap 400 Index and S&P 500 Index returning 33.50% and 32.39%, respectively. Domestic equity markets generally outperformed international equity markets, with emerging markets lagging the most.

The Federal Reserve (Fed) continued its accommodative monetary policy in 2013, which provided the fuel to power U.S. stocks higher. Domestic GDP growth improved steadily throughout the year, and inflation remained under control. The housing market continued its recovery—the resulting increases in homeowner equity and consumer confidence and decreases in default rates should benefit the banking industry. Lastly, the combination of increased home values and the rise in the stock market had a significant positive impact on household net worth.

PORTFOLIO STRATEGY

As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. In pursuit of this objective, the Portfolio employs a passive management approach to replicate the Index.

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.13)
	Class I	Class F
One year	37.89%	37.62%
Five year	19.24%	19.00%
Ten year	8.41%	8.19%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.77%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

4 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.9%
Consumer Staples	3.6%
Energy	5.1%
Exchange Traded Products	3.9%
Financials	21.0%
Government	0.3%
Health Care	12.1%
Industrials	14.3%
Information Technology	15.8%
Materials	4.5%
Short-Term Investments	3.1%
Telecommunication Services	0.7%
Utilities	2.7%
Total	100%

At year-end, the Index’s largest exposures were to the Financial and Information Technology sectors, at 21.0% and 15.8%, respectively. Other significant weightings included Consumer Discretionary, Health Care, and Industrials, which ranged from 12.1% to 14.3%. The smallest exposures were to Utilities and Telecommunications Services, at 2.7% and 0.7%, respectively. The top performers were Healthcare, up 51.7%, and Consumer Staples, up 47.7%. The weakest performers sectors were Utilities, up 21.8%, and Materials, up 28.0%.

During 2013, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuation and cash flows may cause the Portfolio to hold a slightly different weighting than the Index. Since the Russell 2000 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

OUTLOOK

Entering 2014, the outlook for equities is mildly positive. The economy continues to recover and corporate earnings remain strong, although valuations have become more stretched and the market is pricing in a fairly optimistic outlook already. The unemployment rate is declining and the economy will not suffer the same fiscal drag that it did last year from the sequester.

The Fed has begun the tapering process. And while the tone in Washington has improved slightly, the government’s inability to function properly does remain a concern. In addition, economic growth in Europe remains sluggish and China’s growth appears to have slowed.

That said, the Fed anticipates keeping short-term rates low for an extended period of time after it ends its asset-purchasing program. Although it is unlikely that 2014 will provide returns similar to 2013, Fed policies should provide a positive backdrop for equities in the year ahead.

January 2014

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class I
Actual	$1,000.00	$1,194.69	$3.71

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.82	$3.42

Class F
Actual	$1,000.00	$1,193.44	$4.88

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.75	$4.50

* Expenses are equal to the Fund’s annualized expense ratio of 0.67% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 92.8%	SHARES	VALUE
Aerospace & Defense - 1.6%
AAR Corp	3,414	$95,626
Aerovironment, Inc.*	1,447	42,151
American Science & Engineering, Inc	703	50,553
API Technologies Corp.*	2,912	9,930
Astronics Corp.*	1,303	66,453
Cubic Corp.	1,711	90,101
Curtiss-Wright Corp.	4,038	251,285
DigitalGlobe, Inc.*	6,423	264,306
Ducommun, Inc.*	914	27,246
Engility Holdings, Inc.*	1,480	49,432
Erickson Air-Crane, Inc.*	325	6,757
Esterline Technologies Corp.*	2,697	274,986
GenCorp, Inc.*	5,118	92,226
HEICO Corp	5,729	331,996
Innovative Solutions & Support, Inc.*	1,085	7,910
Kratos Defense & Security Solutions, Inc.*	3,789	29,099
LMI Aerospace, Inc.*	916	13,502
Moog, Inc.*	3,982	270,537
National Presto Industries, Inc.*	420	33,810
Orbital Sciences Corp.*	5,042	117,479
Sparton Corp.*	882	24,652
Taser International, Inc.*	4,416	70,126
Teledyne Technologies, Inc.*	3,292	302,403
The Keyw Holding Corp.*	2,749	36,947
		2,559,513

Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc.*	4,743	38,371
Atlas Air Worldwide Holdings, Inc.*	2,227	91,641
Echo Global Logistics, Inc.*	1,329	28,547
Forward Air Corp	2,539	111,488
HUB Group, Inc.*	3,189	127,177
Pacer International, Inc.*	3,629	29,976
Park-Ohio Holdings Corp.*	726	38,042
UTi Worldwide, Inc	7,825	137,407
XPO Logistics, Inc.*	2,536	66,671
		669,320

Airlines - 0.5%
Allegiant Travel Co	1,330	140,235
Hawaiian Holdings, Inc.*	4,528	43,605
JetBlue Airways Corp.*	20,251	173,146
Republic Airways Holdings, Inc.*	4,602	49,195
Skywest, Inc.	4,346	64,451
Spirit Airlines, Inc.*	5,200	236,132
		706,764

Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	6,004	122,782
Cooper Tire & Rubber Co.	5,462	131,306
Dana Holding Corp	12,662	248,428
Dorman Products, Inc.*	2,205	123,634

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Auto Components - Cont’d
Drew Industries, Inc.	1,976	$101,171
Federal-Mogul Corp.*	1,665	32,767
Fox Factory Holding Corp.*	848	14,942
Fuel Systems Solutions, Inc.*	1,211	16,797
Gentherm, Inc.*	2,882	77,266
Modine Manufacturing Co.*	4,047	51,883
Remy International, Inc.	1,208	28,171
Shiloh Industries, Inc.*	483	9,419
Spartan Motors, Inc.	3,414	22,874
Standard Motor Products, Inc.	1,820	66,976
Stoneridge, Inc.*	2,174	27,719
Superior Industries International, Inc	2,023	41,734
Tenneco, Inc.*	5,359	303,159
Tower International, Inc.*	681	14,573
		1,435,601

Automobiles - 0.0%
Winnebago Industries, Inc.*	2,545	69,860

Beverages - 0.2%
Coca Cola Bottling Co. Consolidated	436	31,911
Craft Brew Alliance, Inc.*	855	14,039
National Beverage Corp.*	1,154	23,264
The Boston Beer Company, Inc.*	711	171,913
		241,127

Biotechnology - 3.8%
ACADIA Pharmaceuticals, Inc.*	6,043	151,015
Acceleron Pharma, Inc.*	565	22,374
Achillion Pharmaceuticals, Inc.*	8,327	27,646
Acorda Therapeutics, Inc.*	3,610	105,412
Aegerion Pharmaceuticals, Inc.*	2,503	177,613
Agios Pharmaceuticals, Inc.*	588	14,083
Alnylam Pharmaceuticals, Inc.*	5,119	329,305
AMAG Pharmaceuticals, Inc.*	1,838	44,608
Amicus Therapeutics, Inc.*	2,714	6,378
Anacor Pharmaceuticals, Inc.*	2,185	36,664
Arena Pharmaceuticals, Inc.*	18,780	109,863
Arqule, Inc.*	5,260	11,309
Array Biopharma, Inc.*	10,324	51,723
AVEO Pharmaceuticals, Inc.*	3,503	6,446
BIND Therapeutics, Inc.*	466	7,032
Biotime, Inc.*	3,184	11,462
Bluebird Bio, Inc.*	587	12,315
Cell Therapeutics, Inc.*	9,713	18,649
Celldex Therapeutics, Inc.*	7,854	190,145
Cellular Dynamics International, Inc.*	330	5,448
Cepheid, Inc.*	5,907	275,975
Chelsea Therapeutics International Ltd.*	5,785	25,628
ChemoCentryx, Inc.*	2,120	12,275
Chimerix, Inc.*	732	11,061
Clovis Oncology, Inc.*	1,580	95,227
Conatus Pharmaceuticals, Inc.*	516	3,328
Coronado Biosciences, Inc.*	1,792	4,713
Curis, Inc.*	6,491	18,305
Cytokinetics, Inc.*	2,136	13,884

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
Cytori Therapeutics, Inc.*	4,706	$12,094
Dendreon Corp.*	13,865	41,456
Durata Therapeutics, Inc.*	750	9,592
Dyax Corp.*	10,454	78,719
Dynavax Technologies Corp.*	23,389	45,842
Emergent Biosolutions, Inc.*	2,331	53,590
Enanta Pharmaceuticals, Inc.*	314	8,566
Enzon Pharmaceuticals, Inc.	3,403	3,947
Epizyme, Inc.*	510	10,608
Esperion Therapeutics, Inc.*	393	5,400
Exact Sciences Corp.*	6,095	71,251
Exelixis, Inc.*	16,302	99,931
Fibrocell Science, Inc.*	1,454	5,903
Five Prime Therapeutics, Inc.*	495	8,311
Foundation Medicine, Inc.*	605	14,411
Galena Biopharma, Inc.*	8,878	44,035
Genomic Health, Inc.*	1,445	42,295
Geron Corp.*	10,723	50,827
GTx, Inc.*	2,343	3,866
Halozyme Therapeutics, Inc.*	8,079	121,104
Harvard Apparatus Regenerative Technology, Inc.*	473	2,247
Hyperion Therapeutics, Inc.*	724	14,639
Idenix Pharmaceuticals, Inc.*	7,999	47,834
Immunogen, Inc.*	7,409	108,690
Immunomedics, Inc.*	6,814	31,344
Infinity Pharmaceuticals, Inc.*	4,129	57,021
Insmed, Inc.*	2,996	50,962
Insys Therapeutics, Inc.*	437	16,916
Intercept Pharmaceuticals, Inc.*	616	42,060
InterMune, Inc.*	7,879	116,058
Intrexon Corp.*	989	23,538
Ironwood Pharmaceuticals, Inc.*	8,024	93,159
Isis Pharmaceuticals, Inc.*	9,736	387,882
KaloBios Pharmaceuticals, Inc.*	173	765
Karyopharm Therapeutics, Inc.*	689	15,792
Keryx Biopharmaceuticals, Inc.*	7,220	93,499
KYTHERA Biopharmaceuticals, Inc.*	1,038	38,666
Lexicon Pharmaceuticals, Inc.*	17,874	32,173
Ligand Pharmaceuticals, Inc., Class B*	1,536	80,794
MacroGenics, Inc.*	507	13,907
MannKind Corp.*	12,827	66,829
MEI Pharma, Inc.*	828	6,632
Merrimack Pharmaceuticals, Inc.*	7,836	41,844
MiMedx Group, Inc.*	8,019	70,086
Momenta Pharmaceuticals, Inc.*	4,217	74,557
Nanosphere, Inc.*	3,621	8,292
Navidea Biopharmaceuticals, Inc.*	10,313	21,348
Neurocrine Biosciences, Inc.*	5,970	55,760
NewLink Genetics Corp.*	1,456	32,047
Novavax, Inc.*	16,091	82,386
NPS Pharmaceuticals, Inc.*	8,652	262,675
OncoGenex Pharmaceutical, Inc.*	1,309	10,917
OncoMed Pharmaceuticals, Inc.*	404	11,926
Onconova Therapeutics, Inc.*	511	5,866
Ophthotech Corp.*	781	25,265
Opko Health, Inc.*	16,296	137,538

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
Orexigen Therapeutics, Inc.*	8,161	$45,946
Osiris Therapeutics, Inc.*	1,445	23,236
OvaScience, Inc.*	773	7,065
PDL BioPharma, Inc	12,211	103,061
Peregrine Pharmaceuticals, Inc.*	11,824	16,435
Portola Pharmaceuticals, Inc.*	835	21,501
Progenics Pharmaceuticals, Inc.*	5,151	27,455
Prothena Corp. plc*	1,253	33,230
PTC Therapeutics, Inc.*	827	14,034
Puma Biotechnology, Inc.*	1,910	197,742
Raptor Pharmaceutical Corp.*	4,911	63,941
Receptos, Inc.*	498	14,437
Regulus Therapeutics, Inc.*	1,151	8,506
Repligen Corp.*	2,777	37,878
Rigel Pharmaceuticals, Inc.*	7,590	21,632
Sangamo Biosciences, Inc.*	5,243	72,825
Sarepta Therapeutics, Inc.*	3,311	67,445
SIGA Technologies, Inc.*	2,826	9,241
Spectrum Pharmaceuticals, Inc.*	5,050	44,693
Stemline Therapeutics, Inc.*	789	15,464
Sunesis Pharmaceuticals, Inc.*	2,400	11,376
Synageva BioPharma Corp.*	1,673	108,277
Synergy Pharmaceuticals, Inc.*	6,947	39,112
Synta Pharmaceuticals Corp.*	3,342	17,512
Targacept, Inc.*	2,414	10,018
TESARO, Inc.*	1,154	32,589
Tetraphase Pharmaceuticals, Inc.*	993	13,425
TG Therapeutics, Inc.*	1,102	4,298
Threshold Pharmaceuticals, Inc.*	4,048	18,904
Vanda Pharmaceuticals, Inc.*	2,587	32,105
Verastem, Inc.*	1,244	14,182
Vical, Inc.*	7,213	8,511
XOMA Corp.*	6,130	41,255
ZIOPHARM Oncology, Inc.*	5,687	24,682
		5,935,561

Building Products - 0.7%
AAON, Inc.	2,368	75,658
American Woodmark Corp.*	938	37,079
Apogee Enterprises, Inc	2,456	88,195
Builders FirstSource, Inc.*	3,852	27,503
Gibraltar Industries, Inc.*	2,647	49,208
Griffon Corp	3,918	51,757
Insteel Industries, Inc.	1,631	37,073
NCI Building Systems, Inc.*	1,877	32,923
Norcraft Co.’s, Inc.*	648	12,714
Nortek, Inc.*	776	57,890
Patrick Industries, Inc.*	575	16,635
PGT, Inc.*	2,861	28,953
Ply Gem Holdings, Inc.*	1,362	24,557
Quanex Building Products Corp.	3,310	65,935
Simpson Manufacturing Co., Inc	3,602	132,301
Trex Co., Inc.*	1,482	117,863
Universal Forest Products, Inc.	1,697	88,481
USG Corp.*	6,671	189,323
		1,134,048

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Capital Markets - 2.6%
Apollo Investment Corp	19,381	$164,351
Arlington Asset Investment Corp.	1,267	33,436
BGC Partners, Inc	10,956	66,393
BlackRock Kelso Capital Corp.	6,249	58,303
Calamos Asset Management, Inc	1,559	18,459
Capital Southwest Corp.	1,056	36,823
Capitala Finance Corp.	352	7,005
CIFC Corp.	974	7,578
Cohen & Steers, Inc	1,662	66,580
Cowen Group, Inc.*	8,421	32,926
Diamond Hill Investment Group, Inc	250	29,585
Evercore Partners, Inc	2,727	163,020
FBR & Co.*	825	21,763
Fidus Investment Corp	1,213	26,371
Fifth Street Finance Corp.	11,775	108,919
Financial Engines, Inc.	4,308	299,320
FXCM, Inc.	3,154	56,267
GAMCO Investors, Inc.	520	45,224
Garrison Capital, Inc.	518	7,190
GFI Group, Inc	5,807	22,705
Gladstone Capital Corp.	2,184	20,966
Gladstone Investment Corp.	2,292	18,473
Golub Capital BDC, Inc	2,989	57,120
Greenhill & Co., Inc	2,431	140,852
GSV Capital Corp.*	1,740	21,037
Hercules Technology Growth Capital, Inc	5,385	88,314
HFF, Inc.*	2,937	78,858
Horizon Technology Finance Corp.	563	8,000
ICG Group, Inc.*	3,171	59,076
Intl. FCStone, Inc.*	1,181	21,896
Investment Technology Group, Inc.*	3,390	69,698
Janus Capital Group, Inc.	12,867	159,165
JMP Group, Inc.	1,155	8,547
KCAP Financial, Inc.	2,250	18,157
KCG Holdings, Inc.*	6,162	73,698
Ladenburg Thalmann Financial Services, Inc.*	8,462	26,486
Main Street Capital Corp	3,369	110,133
Manning & Napier, Inc.	1,043	18,409
Marcus & Millichap, Inc.*	608	9,059
MCG Capital Corp	6,694	29,454
Medallion Financial Corp.	1,611	23,118
Medley Capital Corp	3,453	47,824
MVC Capital, Inc.	2,126	28,701
New Mountain Finance Corp.	3,978	59,829
NGP Capital Resources Co	2,245	16,770
Oppenheimer Holdings, Inc.	932	23,095
PennantPark Floating Rate Capital Ltd.	1,273	17,478
PennantPark Investment Corp.	5,831	67,640
Piper Jaffray Co.’s*	1,472	58,218
Prospect Capital Corp.	24,074	270,110
Pzena Investment Management, Inc	491	5,774
Safeguard Scientifics, Inc.*	1,902	38,211
Silvercrest Asset Management Group, Inc.	474	8,082
Solar Capital Ltd	3,961	89,321
Solar Senior Capital Ltd	800	14,576
Stellus Capital Investment Corp	1,039	15,533

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Capital Markets - Cont’d
Stifel Financial Corp.*	5,499	$263,512
SWS Group, Inc.*	2,652	16,124
TCP Capital Corp	3,135	52,605
THL Credit, Inc.	2,926	48,250
TICC Capital Corp.	4,231	43,748
Triangle Capital Corp.	2,291	63,346
Virtus Investment Partners, Inc.*	581	116,229
Walter Investment Management Corp.*	3,180	112,445
Westwood Holdings Group, Inc	603	37,332
WhiteHorse Finance, Inc.	588	8,885
WisdomTree Investments, Inc.*	8,663	153,422
		4,009,794

Chemicals - 2.2%
Advanced Emissions Solutions, Inc.*	947	51,356
American Pacific Corp.*	510	19,003
American Vanguard Corp	2,506	60,871
Arabian American Development Co.*	1,798	22,565
Axiall Corp	6,149	291,709
Balchem Corp.	2,635	154,673
Calgon Carbon Corp.*	4,914	101,081
Chase Corp.	526	18,568
Chemtura Corp.*	8,478	236,706
Ferro Corp.*	6,247	80,149
Flotek Industries, Inc.*	4,103	82,347
FutureFuel Corp.	1,874	29,609
GSE Holding, Inc.*	707	1,463
H.B. Fuller Co.	4,339	225,802
Hawkins, Inc	759	28,227
Innophos Holdings, Inc.	1,962	95,353
Innospec, Inc.	2,080	96,138
Intrepid Potash, Inc.*	4,719	74,749
KMG Chemicals, Inc.	568	9,594
Koppers Holdings, Inc.	1,798	82,258
Kraton Performance Polymers, Inc.*	2,903	66,914
Landec Corp.*	2,282	27,658
LSB Industries, Inc.*	1,588	65,140
Marrone Bio Innovations, Inc.*	470	8,357
Minerals Technologies, Inc.	3,006	180,570
Olin Corp.	6,924	199,757
OM Group, Inc.*	2,757	100,382
Omnova Solutions, Inc.*	3,910	35,620
Penford Corp.*	829	10,653
PolyOne Corp.	8,753	309,419
Quaker Chemical Corp	1,166	89,864
Schulman A, Inc.	2,537	89,455
Sensient Technologies Corp	4,390	213,003
Stepan Co.	1,626	106,714
Taminco Corp.*	1,362	27,526
Tredegar Corp.	2,145	61,797
Zep, Inc.	1,900	34,504
Zoltek Co.’s, Inc.*	2,577	43,165
		3,432,719

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - 6.8%
1st Source Corp.	1,417	$45,259
1st United Bancorp, Inc.	2,033	15,471
Access National Corp.	665	9,942
American National Bankshares, Inc	705	18,506
Ameris Bancorp*	2,059	43,465
Ames National Corp.	756	16,927
Arrow Financial Corp	965	25,630
Bancfirst Corp	651	36,495
Banco Latinoamericano de Exportaciones SA	2,403	67,332
Bancorp, Inc.*	2,605	46,656
BancorpSouth, Inc.	8,208	208,647
Bank of Kentucky Financial Corp.	473	17,454
Bank of Marin Bancorp	545	23,648
Bank of the Ozarks, Inc.	2,739	155,000
Banner Corp.	1,639	73,460
Bar Harbor Bankshares	350	13,996
BBCN Bancorp, Inc	6,810	112,978
BNC Bancorp	1,580	27,081
Boston Private Financial Holdings, Inc.	7,038	88,820
Bridge Bancorp, Inc.	963	25,038
Bridge Capital Holdings*	752	15,446
Bryn Mawr Bank Corp.	1,004	30,301
C&F Financial Corp.	289	13,199
Camden National Corp	710	29,976
Capital Bank Financial Corp.*	2,138	48,639
Capital City Bank Group, Inc.*	1,232	14,501
Cardinal Financial Corp	2,513	45,234
Cascade Bancorp*	500	2,615
Cathay General Bancorp	6,801	181,791
Center Bancorp, Inc	993	18,629
Centerstate Banks of Florida, Inc.	2,552	25,903
Central Pacific Financial Corp.	1,947	39,096
Century Bancorp, Inc	277	9,210
Chemical Financial Corp.	2,475	78,383
Chemung Financial Corp	311	10,627
Citizens & Northern Corp	1,125	23,209
City Holding Co	1,381	63,982
CNB Financial Corp.	1,282	24,358
CoBiz Financial, Inc	2,995	35,820
Columbia Banking System, Inc	4,522	124,400
Community Bank System, Inc.	3,552	140,943
Community Trust Bancorp, Inc.	1,197	54,057
CommunityOne Bancorp*	901	11,488
ConnectOne Bancorp, Inc.*	155	6,143
CU Bancorp*	810	14,159
Customers Bancorp, Inc.*	1,722	35,232
CVB Financial Corp.	7,857	134,119
Eagle Bancorp, Inc.*	1,876	57,462
Enterprise Bancorp, Inc	478	10,119
Enterprise Financial Services Corp.	1,698	34,673
Farmers Capital Bank Corp.*	644	14,007
Fidelity Southern Corp.	1,093	18,155
Financial Institutions, Inc.	1,134	28,021
First BanCorp*	6,329	39,177
First Bancorp (North Carolina)	1,553	25,811
First Bancorp, Inc. (Maine)	691	12,037

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
First Busey Corp.	6,352	$36,842
First Commonwealth Financial Corp.	8,442	74,458
First Community Bancshares, Inc.	1,464	24,449
First Connecticut Bancorp, Inc.	1,473	23,745
First Financial Bancorp	5,061	88,213
First Financial Bankshares, Inc.	2,725	180,722
First Financial Corp.	966	35,317
First Financial Holdings, Inc.	2,077	138,141
First Interstate Bancsystem, Inc	1,462	41,477
First Merchants Corp.	3,106	70,693
First Midwest Bancorp, Inc.	6,478	113,559
First NBC Bank Holding Co.*	359	11,596
First of Long Island Corp	601	25,765
First Security Group, Inc.*	5,383	12,381
FirstMerit Corp	14,600	324,558
Flushing Financial Corp	2,726	56,428
FNB Corp	13,233	167,000
German American Bancorp, Inc	1,152	32,832
Glacier Bancorp, Inc.	6,291	187,409
Great Southern Bancorp, Inc	940	28,585
Guaranty Bancorp	1,371	19,263
Hampton Roads Bankshares, Inc.*	2,909	5,091
Hancock Holding Co	7,320	268,498
Hanmi Financial Corp.	2,835	62,058
Heartland Financial USA, Inc.	1,357	39,068
Heritage Commerce Corp.	1,714	14,123
Heritage Financial Corp.	1,400	23,954
Heritage Oaks Bancorp*	1,809	13,568
Home Bancshares, Inc	3,846	143,648
Home Federal Bancorp, Inc.	1,548	23,065
HomeTrust Bancshares, Inc.*	1,850	29,581
Horizon Bancorp	750	18,997
Hudson Valley Holding Corp.	1,336	27,188
IBERIABANK Corp.	2,560	160,896
Independent Bank Corp	2,053	80,457
Independent Bank Group, Inc.	327	16,239
International Bancshares Corp.	4,652	122,766
Intervest Bancshares Corp.*	1,544	11,595
Investors Bancorp, Inc	4,504	115,211
Lakeland Bancorp, Inc.	3,060	37,852
Lakeland Financial Corp.	1,410	54,990
LCNB Corp.	522	9,328
Macatawa Bank Corp.*	2,047	10,235
MainSource Financial Group, Inc.	1,757	31,679
MB Financial, Inc.	4,726	151,657
Mercantile Bank Corp	775	16,724
Merchants Bancshares, Inc.	377	12,630
Metro Bancorp, Inc.*	1,253	26,990
MetroCorp Bancshares, Inc	1,423	21,445
Middleburg Financial Corp	483	8,713
Midsouth Bancorp, Inc.	777	13,877
MidWestOne Financial Group, Inc	611	16,619
National Bank Holdings Corp.	4,004	85,686
National Bankshares, Inc	719	26,524

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
National Penn Bancshares, Inc.:
Common Stock	10,092	$114,342
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	3,777	97,824
NewBridge Bancorp*	2,178	16,335
Northrim BanCorp, Inc.	582	15,272
OFG Bancorp	4,052	70,262
Old National Bancorp	9,012	138,514
OmniAmerican Bancorp, Inc.*	1,008	21,551
Pacific Continental Corp	1,543	24,595
Pacific Premier Bancorp, Inc.*	1,331	20,950
PacWest Bancorp	3,281	138,524
Palmetto Bancshares, Inc.*	384	4,977
Park National Corp.	1,021	86,856
Park Sterling Corp	3,952	28,217
Peapack Gladstone Financial Corp.	799	15,261
Penns Woods Bancorp, Inc	415	21,165
Peoples Bancorp, Inc.	1,091	24,558
Pinnacle Financial Partners, Inc.	3,094	100,648
Preferred Bank*	1,057	21,193
PrivateBancorp, Inc.	5,704	165,017
Prosperity Bancshares, Inc.	5,310	336,601
Renasant Corp.	2,662	83,747
Republic Bancorp, Inc	907	22,258
S&T Bancorp, Inc	2,603	65,882
Sandy Spring Bancorp, Inc	2,099	59,171
Seacoast Banking Corporation of Florida*	1,191	14,533
Sierra Bancorp	987	15,881
Simmons First National Corp.	1,504	55,874
Southside Bancshares, Inc.	1,599	43,717
Southwest Bancorp, Inc.*	1,698	27,032
State Bank Financial Corp	2,598	47,258
StellarOne Corp.	1,971	47,442
Sterling Bancorp	6,924	92,574
Sterling Financial Corp.	2,930	99,854
Suffolk Bancorp*	896	18,637
Sun Bancorp, Inc.*	3,090	10,877
Susquehanna Bancshares, Inc.	16,080	206,467
SY Bancorp, Inc.	1,229	39,230
Taylor Capital Group, Inc.*	1,466	38,966
Texas Capital Bancshares, Inc.*	3,566	221,805
Tompkins Financial Corp	1,247	64,083
TowneBank	2,117	32,581
TriCo Bancshares	1,295	36,739
Tristate Capital Holdings, Inc.*	565	6,701
Trustmark Corp.	5,831	156,504
UMB Financial Corp.	3,070	197,340
Umpqua Holdings Corp.	9,655	184,797
Union First Market Bankshares Corp	1,561	38,728
United Bankshares, Inc.	4,341	136,524
United Community Banks, Inc.*	3,656	64,894
Univest Corp. of Pennsylvania	1,440	29,779
VantageSouth Bancshares, Inc.*	245	1,291
ViewPoint Financial Group, Inc	3,445	94,565
Virginia Commerce Bancorp, Inc.*	2,414	41,014
Washington Banking Co.	1,588	28,155

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Banks - Cont’d
Washington Trust Bancorp, Inc	1,232	$45,855
Webster Financial Corp	7,783	242,674
WesBanco, Inc.	2,265	72,480
West Bancorporation, Inc	1,387	21,942
Westamerica Bancorporation	2,327	131,382
Western Alliance Bancorp*	6,387	152,394
Wilshire Bancorp, Inc.	5,565	60,825
Wintrust Financial Corp.	3,270	150,812
Yadkin Financial Corp.*	1,240	21,130
		10,624,173

Commercial Services & Supplies - 2.0%
ABM Industries, Inc	4,838	138,318
ACCO Brands Corp.*	10,173	68,362
Acorn Energy, Inc.	1,611	6,557
ARC Document Solutions, Inc.*	3,218	26,452
Casella Waste Systems, Inc.*	3,332	19,326
Ceco Environmental Corp.	1,551	25,080
Cenveo, Inc.*	4,813	16,557
Compx International, Inc	107	1,507
Consolidated Graphics, Inc.*	664	44,780
Courier Corp.	1,060	19,175
Deluxe Corp.	4,386	228,905
EnerNOC, Inc.*	2,044	35,177
Ennis, Inc	2,271	40,197
G&K Services, Inc.	1,722	107,160
Healthcare Services Group, Inc.	6,046	171,525
Heritage-Crystal Clean, Inc.*	692	14,179
Herman Miller, Inc.	5,055	149,224
HNI Corp	3,920	152,214
Innerworkings, Inc.*	3,823	29,781
Interface, Inc.	5,274	115,817
Intersections, Inc	755	5,881
Kimball International, Inc., Class B	2,797	42,039
Knoll, Inc	4,116	75,364
Mcgrath RentCorp	2,093	83,301
Mine Safety Appliances Co.	2,485	127,257
Mobile Mini, Inc.*	3,307	136,182
Multi-Color Corp.	1,079	40,721
NL Industries, Inc	532	5,948
Performant Financial Corp.*	1,926	19,838
Quad/Graphics, Inc.	2,074	56,475
Schawk, Inc	1,200	17,844
SP Plus Corp.*	1,439	37,472
Steelcase, Inc.	7,271	115,318
Swisher Hygiene, Inc.*	10,142	5,214
Team, Inc.*	1,759	74,476
Tetra Tech, Inc.*	5,711	159,794
The Brink’s Co.	4,255	145,266
The GEO Group, Inc., Escrow (b)*	115,200	13
TRC Co.’s, Inc.*	1,457	10,403
Unifirst Corp.	1,290	138,030
United Stationers, Inc.	3,611	165,709
US Ecology, Inc.	1,896	70,512
Viad Corp.	1,798	49,948
West Corp	1,837	47,229
		3,040,527

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Communications Equipment - 1.7%
Adtran, Inc	5,252	$141,856
Alliance Fiber Optic Products, Inc.	992	14,930
Anaren, Inc.*	1,001	28,018
Applied Optoelectronics, Inc.*	360	5,404
ARRIS Group, Inc.*	10,171	247,816
Aruba Networks, Inc.*	10,068	180,217
Aviat Networks, Inc.*	5,538	12,516
Bel Fuse, Inc., Class B	968	20,628
Black Box Corp	1,535	45,743
CalAmp Corp.*	3,105	86,847
Calix, Inc.*	3,092	29,807
Ciena Corp.*	8,928	213,647
Comtech Telecommunications Corp.	1,501	47,311
Digi International, Inc.*	2,313	28,034
Emulex Corp.*	7,599	54,409
Extreme Networks, Inc.*	8,019	56,133
Finisar Corp.*	8,219	196,598
Harmonic, Inc.*	8,805	64,981
Infinera Corp.*	9,879	96,617
InterDigital, Inc.	3,641	107,373
Ixia*	4,870	64,820
KVH Industries, Inc.*	1,491	19,428
Netgear, Inc.*	3,420	112,655
Numerex Corp.*	1,206	15,618
Oplink Communications, Inc.*	1,692	31,471
Parkervision, Inc.*	6,832	31,086
PC-Tel, Inc.	1,663	15,915
Plantronics, Inc.	3,828	177,811
Procera Networks, Inc.*	1,625	24,407
Ruckus Wireless, Inc.*	3,754	53,307
ShoreTel, Inc.*	5,065	47,003
Sonus Networks, Inc.*	18,211	57,365
Tessco Technologies, Inc	485	19,555
Ubiquiti Networks, Inc.*	1,086	49,912
Viasat, Inc.*	3,496	219,024
Westell Technologies, Inc.*	4,363	17,670
		2,635,932

Computers & Peripherals - 0.4%
Avid Technology, Inc.*	2,537	20,676
Cray, Inc.*	3,293	90,426
Datalink Corp.*	1,373	14,966
Electronics for Imaging, Inc.*	3,961	153,409
Fusion-io, Inc.*	6,558	58,432
Hutchinson Technology, Inc.*	2,019	6,461
Imation Corp.*	3,091	14,466
Immersion Corp.*	2,323	24,113
QLogic Corp.*	8,064	95,397
Quantum Corp.*	19,651	23,581
Silicon Graphics International Corp.*	2,677	35,899
Super Micro Computer, Inc.*	2,622	44,993
Violin Memory, Inc.*	1,643	6,506
		589,325

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction & Engineering - 0.8%
Aegion Corp.*	3,435	$75,192
Ameresco, Inc.*	1,452	14,026
Argan, Inc.	1,205	33,210
Comfort Systems USA, Inc.	3,332	64,607
Dycom Industries, Inc.*	2,851	79,229
EMCOR Group, Inc	5,788	245,643
Furmanite Corp.*	3,036	32,242
Granite Construction, Inc.	3,480	121,730
Great Lakes Dredge & Dock Corp.*	5,123	47,132
Layne Christensen Co.*	1,710	29,207
MasTec, Inc.*	5,123	167,625
MYR Group, Inc.*	1,740	43,639
Northwest Pipe Co.*	959	36,212
Orion Marine Group, Inc.*	2,350	28,271
Pike Corp.*	2,237	23,645
Primoris Services Corp.	3,042	94,697
Sterling Construction Co., Inc.*	1,494	17,525
Tutor Perini Corp.*	3,216	84,581
		1,238,413
Construction Materials - 0.1%
Headwaters, Inc.*	6,432	62,969
Texas Industries, Inc.*	1,876	129,031
United States Lime & Minerals, Inc.*	156	9,543
US Concrete, Inc.*	1,160	26,251
		227,794

Consumer Finance - 0.7%
Cash America International, Inc	2,461	94,256
Consumer Portfolio Services, Inc.*	1,464	13,747
Credit Acceptance Corp.*	613	79,684
DFC Global Corp.*	3,735	42,766
Encore Capital Group, Inc.*	2,162	108,662
Ezcorp, Inc.*	4,319	50,489
First Cash Financial Services, Inc.*	2,538	156,950
Green Dot Corp.*	2,160	54,324
Imperial Holdings, Inc.*	1,488	9,732
JGWPT Holdings, Inc.*	860	14,955
Nelnet, Inc.	1,973	83,142
Nicholas Financial, Inc	799	12,576
Portfolio Recovery Associates, Inc.*	4,374	231,122
Regional Management Corp.*	435	14,760
Springleaf Holdings, Inc.*	2,135	53,973
The First Marblehead Corp.*	575	4,248
World Acceptance Corp.*	802	70,199
		1,095,585

Containers & Packaging - 0.2%
AEP Industries, Inc.*	367	19,389
Berry Plastics Group, Inc.*	4,774	113,573
Graphic Packaging Holding Co.*	17,281	165,897
Myers Industries, Inc	2,431	51,343
UFP Technologies, Inc.*	495	12,484
		362,686

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Distributors - 0.2%
Core-Mark Holding Co., Inc.	936	$71,071
Pool Corp	4,017	233,548
VOXX International Corp.*	1,390	23,213
Weyco Group, Inc	562	16,540
		344,372

Diversified Consumer Services - 1.0%
American Public Education, Inc.*	1,623	70,552
Ascent Capital Group, Inc.*	1,251	107,036
Bridgepoint Education, Inc.*	1,706	30,213
Bright Horizons Family Solutions, Inc.*	1,042	38,283
Capella Education Co.	953	63,317
Career Education Corp.*	4,661	26,568
Carriage Services, Inc.	1,428	27,889
Corinthian Colleges, Inc.*	7,691	13,690
Education Management Corp.*	2,400	24,216
Grand Canyon Education, Inc.*	3,915	170,694
Hillenbrand, Inc	4,903	144,246
Houghton Mifflin Harcourt Co.*	1,849	31,359
ITT Educational Services, Inc.*	2,015	67,664
JTH Holding, Inc.*	395	9,598
K12, Inc.*	2,402	52,243
LifeLock, Inc.*	5,233	85,874
Lincoln Educational Services Corp	1,856	9,243
Mac-Gray Corp	1,212	25,731
Matthews International Corp.	2,425	103,329
Regis Corp.	4,098	59,462
Sotheby’s	6,015	319,998
Steiner Leisure Ltd.*	1,287	63,308
Strayer Education, Inc.*	932	32,126
Universal Technical Institute, Inc.	1,842	25,622
		1,602,261

Diversified Financial Services - 0.3%
California First National Bancorp	145	2,190
Gain Capital Holdings, Inc.	987	7,412
MarketAxess Holdings, Inc.	3,286	219,735
Marlin Business Services Corp.	795	20,034
NewStar Financial, Inc.*	2,242	39,840
PHH Corp.*	5,100	124,185
Pico Holdings, Inc.*	1,974	45,619
Resource America, Inc	1,082	10,128
		469,143

Diversified Telecommunication Services - 0.5%
8x8, Inc.*	7,711	78,344
Atlantic Tele-Network, Inc.	816	46,161
Cbeyond, Inc.*	2,347	16,194
Cincinnati Bell, Inc.*	17,650	62,834
Cogent Communications Group, Inc	4,216	170,369
Consolidated Communications Holdings, Inc.	3,570	70,079
Fairpoint Communications, Inc.*	1,772	20,041
General Communication, Inc.*	2,713	30,250
Hawaiian Telcom Holdco, Inc.*	922	27,079
HickoryTech Corp.	1,098	14,087
IDT Corp., Class B	1,313	23,463

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - Cont’d
inContact, Inc.*	4,602	$35,942
Inteliquent, Inc.	2,529	28,881
Iridium Communications, Inc.*	5,536	34,656
Lumos Networks Corp	1,286	27,006
magicJack VocalTec Ltd.*	1,359	16,199
ORBCOMM, Inc.*	2,846	18,044
Premiere Global Services, Inc.*	4,149	48,087
Straight Path Communications, Inc.*	656	5,373
Towerstream Corp.*	4,275	12,654
Vonage Holdings Corp.*	14,328	47,712
		833,455

Electric Utilities - 1.2%
Allete, Inc	3,434	171,288
Cleco Corp	5,212	242,983
El Paso Electric Co	3,468	121,762
Empire District Electric Co	3,796	86,131
IDACORP, Inc	4,332	224,571
MGE Energy, Inc	2,022	117,074
NRG Yield, Inc.	1,937	77,499
Otter Tail Corp.	3,144	92,025
PNM Resources, Inc.	6,869	165,680
Portland General Electric Co	6,526	197,085
UIL Holdings Corp.	4,872	188,790
Unitil Corp.	1,238	37,747
UNS Energy Corp.	3,625	216,956
		1,939,591

Electrical Equipment - 1.5%
Acuity Brands, Inc.	3,773	412,464
American Superconductor Corp.*	3,671	6,020
AZZ, Inc	2,174	106,222
Brady Corp.	3,984	123,225
Capstone Turbine Corp.*	26,878	34,673
Coleman Cable, Inc.	735	19,272
Encore Wire Corp	1,782	96,584
EnerSys, Inc.	4,239	297,111
Enphase Energy, Inc.*	1,376	8,724
Franklin Electric Co., Inc	4,080	182,131
FuelCell Energy, Inc.*	13,625	19,211
Generac Holdings, Inc.	4,445	251,765
General Cable Corp.	4,306	126,639
Global Power Equipment Group, Inc	1,548	30,294
GrafTech International Ltd.*	10,077	113,165
II-VI, Inc.*	4,403	77,493
LSI Industries, Inc	1,507	13,066
Polypore International, Inc.*	4,023	156,495
Powell Industries, Inc.	811	54,329
Power Solutions International, Inc.*	166	12,467
PowerSecure International, Inc.*	1,635	28,073
Preformed Line Products Co.	222	16,241
Revolution Lighting Technologies, Inc.*	2,558	8,761
Thermon Group Holdings, Inc.*	2,338	63,898
Vicor Corp.*	1,707	22,908
		2,281,231

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electronic Equipment & Instruments - 2.5%
Aeroflex Holding Corp.*	1,630	$10,595
Agilysys, Inc.*	1,316	18,319
Anixter International, Inc	2,337	209,956
Audience, Inc.*	545	6,344
Badger Meter, Inc	1,311	71,449
Belden, Inc	3,797	267,499
Benchmark Electronics, Inc.*	4,688	108,199
Checkpoint Systems, Inc.*	3,461	54,580
Cognex Corp.*	7,655	292,268
Coherent, Inc.*	2,144	159,492
Control4 Corp.*	395	6,992
CTS Corp.	2,987	59,471
Daktronics, Inc.	2,960	46,413
DTS, Inc.*	1,575	37,768
Electro Rent Corp.	1,712	31,706
Electro Scientific Industries, Inc	1,856	19,414
Fabrinet*	2,445	50,269
FARO Technologies, Inc.*	1,524	88,849
FEI Co.	3,677	328,577
GSI Group, Inc.*	2,626	29,516
Insight Enterprises, Inc.*	3,744	85,026
InvenSense, Inc.*	4,895	101,718
Itron, Inc.*	3,409	141,235
Kemet Corp.*	3,628	20,462
Littelfuse, Inc.	1,918	178,240
Maxwell Technologies, Inc.*	2,297	17,848
Measurement Specialties, Inc.*	1,271	77,137
Mercury Systems, Inc.*	2,519	27,583
Mesa Laboratories, Inc.	233	18,309
Methode Electronics, Inc.	3,257	111,357
MTS Systems Corp.	1,363	97,114
Multi-Fineline Electronix, Inc.*	789	10,959
Neonode, Inc.*	2,024	12,792
Newport Corp.*	3,209	57,987
OSI Systems, Inc.*	1,719	91,296
Park Electrochemical Corp.	1,804	51,811
PC Connection, Inc.	756	18,787
Plexus Corp.*	2,941	127,316
Radisys Corp.*	1,596	3,655
RealD, Inc.*	3,490	29,805
Richardson Electronics Ltd.	1,342	15,245
Rofin-Sinar Technologies, Inc.*	2,473	66,820
Rogers Corp.*	1,481	91,081
Sanmina Corp.*	6,955	116,147
Scansource, Inc.*	2,349	99,668
Speed Commerce, Inc.*	3,454	16,130
SYNNEX Corp.*	2,367	159,536
TTM Technologies, Inc.*	4,786	41,064
Uni-Pixel, Inc.*	872	8,729
Universal Display Corp.*	3,577	122,906
Viasystems Group, Inc.*	399	5,458
Vishay Precision Group, Inc.*	1,011	15,054
Zygo Corp.*	1,307	19,317
		3,955,268

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - 1.7%
Basic Energy Services, Inc.*	2,777	$43,821
Bolt Technology Corp.	772	16,992
Bristow Group, Inc.	3,117	233,962
C&J Energy Services, Inc.*	4,013	92,700
Cal Dive International, Inc.*	8,254	16,591
CARBO Ceramics, Inc	1,707	198,917
Dawson Geophysical Co.*	671	22,693
Era Group, Inc.*	1,735	53,542
Exterran Holdings, Inc.*	4,965	169,803
Forum Energy Technologies, Inc.*	3,392	95,858
Geospace Technologies Corp.*	1,148	108,865
Global Geophysical Services, Inc.*	1,489	2,397
Gulf Island Fabrication, Inc.	1,328	30,836
Gulfmark Offshore, Inc	2,302	108,493
Helix Energy Solutions Group, Inc.*	9,296	215,481
Hercules Offshore, Inc.*	14,267	93,164
Hornbeck Offshore Services, Inc.*	3,086	151,924
ION Geophysical Corp.*	11,881	39,207
Key Energy Services, Inc.*	13,597	107,416
Matrix Service Co.*	2,442	59,756
Mitcham Industries, Inc.*	1,145	20,278
Natural Gas Services Group, Inc.*	1,066	29,390
Newpark Resources, Inc.*	7,785	95,678
Nuverra Environmental Solutions, Inc.*	1,205	20,225
Parker Drilling Co.*	10,148	82,503
PHI, Inc.*	1,085	47,089
Pioneer Energy Services Corp.*	5,200	41,652
RigNet, Inc.*	1,109	53,154
SEACOR Holdings, Inc.*	1,734	158,141
Tesco Corp.*	2,637	52,160
Tetra Technologies, Inc.*	6,615	81,761
TGC Industries, Inc.*	1,377	10,052
Vantage Drilling Co.*	15,538	28,590
Willbros Group, Inc.*	3,210	30,238
		2,613,329

Food & Staples Retailing - 1.3%
Andersons, Inc.	1,610	143,564
Arden Group, Inc	92	11,639
Casey’s General Stores, Inc.	3,305	232,176
Fairway Group Holdings Corp.*	1,354	24,534
Harris Teeter Supermarkets, Inc.	4,266	210,527
Ingles Markets, Inc	1,087	29,458
Natural Grocers by Vitamin Cottage, Inc.*	764	32,432
Pantry, Inc.*	1,987	33,342
Pricesmart, Inc.	1,637	189,139
Rite Aid Corp.*	64,321	325,464
Roundy’s, Inc.	2,172	21,416
Spartan Stores, Inc.	3,281	79,663
SUPERVALU, Inc.*	17,506	127,619
Susser Holdings Corp.*	1,556	101,902
The Chefs’ Warehouse, Inc.*	1,456	42,457
United Natural Foods, Inc.*	4,344	327,494
Village Super Market, Inc.	640	19,846
Weis Markets, Inc.	958	50,353
		2,003,025

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 1.5%
Alico, Inc.	267	$10,378
Annie’s, Inc.*	1,181	50,830
B&G Foods, Inc.	4,678	158,631
Boulder Brands, Inc.*	5,245	83,186
Calavo Growers, Inc	1,019	30,835
Cal-Maine Foods, Inc	1,233	74,264
Chiquita Brands International, Inc.*	3,926	45,934
Darling International, Inc.*	13,937	291,005
Diamond Foods, Inc.*	1,809	46,745
Farmer Bros Co.*	538	12,514
Fresh Del Monte Produce, Inc.	3,265	92,399
Griffin Land & Nurseries, Inc	267	8,912
Hain Celestial Group, Inc.*	3,384	307,200
Inventure Foods, Inc.*	1,177	15,607
J&J Snack Foods Corp	1,333	118,090
John B Sanfilippo & Son, Inc.	716	17,671
Lancaster Colony Corp.	1,596	140,687
Lifeway Foods, Inc.	385	6,152
Limoneira Co	753	20,022
Omega Protein Corp.*	1,591	19,553
Pilgrim’s Pride Corp.*	5,197	84,451
Post Holdings, Inc.*	2,817	138,794
Sanderson Farms, Inc.	1,985	143,575
Seaboard Corp.*	26	72,669
Seneca Foods Corp.*	794	25,321
Snyders-Lance, Inc.	4,100	117,752
Tootsie Roll Industries, Inc.	1,688	54,928
TreeHouse Foods, Inc.*	3,125	215,375
		2,403,480

Gas Utilities - 0.8%
Chesapeake Utilities Corp.	827	49,636
Delta Natural Gas Co., Inc.	612	13,697
Laclede Group, Inc	2,777	126,465
New Jersey Resources Corp.	3,603	166,603
Northwest Natural Gas Co	2,413	103,325
Piedmont Natural Gas Co., Inc	6,512	215,938
South Jersey Industries, Inc.	2,831	158,423
Southwest Gas Corp	3,995	223,360
WGL Holdings, Inc.	4,459	178,627
		1,236,074

Health Care Equipment & Supplies - 3.3%
Abaxis, Inc.*	1,932	77,319
Abiomed, Inc.*	3,340	89,312
Accuray, Inc.*	6,420	55,918
Align Technology, Inc.*	6,443	368,217
Alphatec Holdings, Inc.*	4,714	9,475
Analogic Corp	1,056	93,519
Angiodynamics, Inc.*	2,155	37,044
Anika Therapeutics, Inc.*	1,061	40,488
Antares Pharma, Inc.*	9,495	42,538
ArthroCare Corp.*	2,356	94,805
AtriCure, Inc.*	1,805	33,717
Atrion Corp.	136	40,290
Biolase, Inc.*	2,764	7,821

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - Cont’d
Cantel Medical Corp	2,887	$97,898
Cardiovascular Systems, Inc.*	2,163	74,169
Cerus Corp.*	6,176	39,835
Conmed Corp	2,391	101,617
CryoLife, Inc	2,420	26,838
Cutera, Inc.*	1,265	12,878
Cyberonics, Inc.*	2,431	159,255
Cynosure, Inc.*	1,668	44,502
Derma Sciences, Inc.*	1,182	12,789
DexCom, Inc.*	6,097	215,895
Endologix, Inc.*	5,415	94,438
Exactech, Inc.*	863	20,505
GenMark Diagnostics, Inc.*	3,096	41,208
Globus Medical, Inc.*	4,711	95,068
Greatbatch, Inc.*	2,031	89,851
Haemonetics Corp.*	4,405	185,583
HeartWare International, Inc.*	1,443	135,584
ICU Medical, Inc.*	1,127	71,801
Insulet Corp.*	4,642	172,218
Integra LifeSciences Holdings Corp.*	2,017	96,231
Invacare Corp	2,865	66,497
LDR Holding Corp.*	507	11,965
Masimo Corp.*	4,317	126,186
Medical Action Industries, Inc.*	1,255	10,743
Meridian Bioscience, Inc.	3,556	94,341
Merit Medical Systems, Inc.*	3,534	55,625
Natus Medical, Inc.*	2,492	56,070
Neogen Corp.*	3,181	145,372
NuVasive, Inc.*	3,888	125,699
NxStage Medical, Inc.*	5,151	51,510
OraSure Technologies, Inc.*	4,811	30,261
Orthofix International NV*	1,686	38,475
Oxford Immunotec Global plc*	543	10,523
PhotoMedex, Inc.*	1,180	15,281
Quidel Corp.*	2,538	78,399
Rockwell Medical, Inc.*	3,471	36,237
RTI Surgical, Inc.*	5,680	20,107
Solta Medical, Inc.*	5,509	16,252
Spectranetics Corp.*	3,602	90,050
Staar Surgical Co.*	3,235	52,375
STERIS Corp	5,083	244,238
SurModics, Inc.*	1,145	27,927
Symmetry Medical, Inc.*	3,142	31,671
Tandem Diabetes Care, Inc.*	810	20,874
TearLab Corp.*	2,205	20,595
Thoratec Corp.*	4,944	180,950
Tornier NV*	2,243	42,146
Unilife Corp.*	8,363	36,797
Utah Medical Products, Inc	296	16,919
Vascular Solutions, Inc.*	1,424	32,966
Veracyte, Inc.*	444	6,438
Volcano Corp.*	4,799	104,858
West Pharmaceutical Services, Inc	6,093	298,923
Wright Medical Group, Inc.*	3,483	106,963
Zeltiq Aesthetics, Inc.*	1,524	28,819
		5,111,678

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc.*	3,054	$144,546
Accretive Health, Inc.*	5,072	46,460
Addus HomeCare Corp.*	471	10,574
Air Methods Corp.*	3,465	202,113
Alliance HealthCare Services, Inc.*	430	10,638
Almost Family, Inc.*	759	24,538
Amedisys, Inc.*	2,499	36,560
AMN Healthcare Services, Inc.*	3,946	58,006
AmSurg Corp.*	2,705	124,214
Bio-Reference Laboratories, Inc.*	2,096	53,532
BioScrip, Inc.*	5,028	37,207
Capital Senior Living Corp.*	2,506	60,119
Centene Corp.*	4,794	282,606
Chemed Corp.	1,553	118,991
Chindex International, Inc.*	1,272	22,171
Corvel Corp.*	1,018	47,541
Cross Country Healthcare, Inc.*	2,877	28,712
Emeritus Corp.*	3,476	75,186
Ensign Group, Inc	1,713	75,835
ExamWorks Group, Inc.*	2,633	78,648
Five Star Quality Care, Inc.*	3,773	20,714
Gentiva Health Services, Inc.*	2,612	32,415
Hanger, Inc.*	3,072	120,853
Healthsouth Corp.	7,522	250,633
Healthways, Inc.*	2,984	45,804
IPC The Hospitalist Co., Inc.*	1,420	84,334
Kindred Healthcare, Inc	4,477	88,376
Landauer, Inc.	822	43,245
LHC Group, Inc.*	1,040	25,002
Magellan Health Services, Inc.*	2,407	144,203
Molina Healthcare, Inc.*	2,444	84,929
MWI Veterinary Supply, Inc.*	1,104	188,331
National Healthcare Corp.	949	51,161
National Research Corp.*	681	12,816
Owens & Minor, Inc.	5,461	199,654
PharMerica Corp.*	2,681	57,643
Providence Service Corp.*	915	23,534
Select Medical Holdings Corp	4,196	48,716
Skilled Healthcare Group, Inc.*	1,394	6,705
Surgical Care Affiliates, Inc.*	991	34,526
Team Health Holdings, Inc.*	6,051	275,623
Triple-S Management Corp., Class B*	2,042	39,696
U.S. Physical Therapy, Inc.	1,051	37,058
Universal American Corp.	3,383	24,696
USMD Holdings, Inc.*	93	1,870
WellCare Health Plans, Inc.*	3,748	263,934
		3,744,668

Health Care Technology - 0.8%
athenahealth, Inc.*	3,187	428,652
Computer Programs & Systems, Inc.	938	57,978
HealthStream, Inc.*	1,758	57,610
HMS Holdings Corp.*	7,740	175,930
MedAssets, Inc.*	5,251	104,127
Medidata Solutions, Inc.*	4,684	283,710
Merge Healthcare, Inc.*	4,792	11,117

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Technology - Cont’d
Omnicell, Inc.*	2,844	$72,607
Quality Systems, Inc.	3,561	74,995
Vocera Communications, Inc.*	1,818	28,379
		1,295,105

Hotels, Restaurants & Leisure - 2.6%
AFC Enterprises, Inc.*	2,162	83,237
Biglari Holdings, Inc.*	125	63,330
BJ’s Restaurants, Inc.*	2,209	68,612
Bloomin’ Brands, Inc.*	4,770	114,528
Bob Evans Farms, Inc	2,404	121,618
Boyd Gaming Corp.*	5,992	67,470
Bravo Brio Restaurant Group, Inc.*	1,583	25,755
Buffalo Wild Wings, Inc.*	1,618	238,170
Caesars Entertainment Corp.*	3,317	71,448
Carrols Restaurant Group, Inc.*	2,041	13,491
CEC Entertainment, Inc	1,631	72,221
Churchill Downs, Inc.	1,172	105,070
Chuy’s Holdings, Inc.*	1,400	50,428
ClubCorp Holdings, Inc.	1,823	32,340
Cracker Barrel Old Country Store, Inc.	1,732	190,641
Del Frisco’s Restaurant Group, Inc.*	922	21,732
Denny’s Corp.*	7,914	56,902
Diamond Resorts International, Inc.*	1,533	28,299
DineEquity, Inc	1,457	121,732
Diversified Restaurant Holdings, Inc.*	925	4,412
Einstein Noah Restaurant Group, Inc.	351	5,090
Fiesta Restaurant Group, Inc.*	1,974	103,122
Ignite Restaurant Group, Inc.*	597	7,461
International Speedway Corp.	2,420	85,886
Interval Leisure Group, Inc.	3,495	107,995
Isle of Capri Casinos, Inc.*	1,930	17,370
Jack in the Box, Inc.*	3,836	191,877
Jamba, Inc.*	1,460	18,148
Krispy Kreme Doughnuts, Inc.*	5,647	108,931
Life Time Fitness, Inc.*	3,712	174,464
Luby’s, Inc.*	1,545	11,927
Marriott Vacations Worldwide Corp.*	2,514	132,639
Monarch Casino & Resort, Inc.*	917	18,413
Morgans Hotel Group Co.*	2,245	18,252
Multimedia Games Holding Co., Inc.*	2,465	77,302
Nathan’s Famous, Inc.*	240	12,098
Noodles & Co.*	530	19,038
Orient-Express Hotels Ltd.*	8,261	124,824
Papa John’s International, Inc	2,762	125,395
Pinnacle Entertainment, Inc.*	5,035	130,860
Potbelly Corp.*	760	18,453
Red Robin Gourmet Burgers, Inc.*	1,221	89,792
Ruby Tuesday, Inc.*	5,637	39,064
Ruth’s Hospitality Group, Inc.	3,111	44,207
Scientific Games Corp.*	4,117	69,701
Sonic Corp.*	4,843	97,780
Speedway Motorsports, Inc.	1,049	20,823
Texas Roadhouse, Inc.	5,551	154,318
The Cheesecake Factory, Inc.	4,598	221,945
The Marcus Corp	1,890	25,402

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
Town Sports International Holdings, Inc.	2,088	$30,819
Vail Resorts, Inc.	3,157	237,501
		4,092,333

Household Durables - 1.1%
Bassett Furniture Industries, Inc	1,014	15,494
Beazer Homes USA, Inc.*	2,186	53,382
Blyth, Inc.	938	10,205
Cavco Industries, Inc.*	679	46,647
CSS Industries, Inc.	772	22,141
Ethan Allen Interiors, Inc	2,160	65,707
EveryWare Global, Inc.*	843	6,980
Flexsteel Industries, Inc.	405	12,446
Helen of Troy Ltd.*	2,854	141,302
Hooker Furniture Corp	972	16,213
Hovnanian Enterprises, Inc.*	9,758	64,598
iRobot Corp.*	2,473	85,986
KB Home	7,345	134,267
La-Z-Boy, Inc	4,509	139,779
LGI Homes, Inc.*	793	14,107
Libbey, Inc.*	1,811	38,031
Lifetime Brands, Inc	858	13,496
M/I Homes, Inc.*	2,148	54,667
MDC Holdings, Inc.*	3,443	111,002
Meritage Homes Corp.*	3,117	149,585
NACCO Industries, Inc	427	26,555
Skullcandy, Inc.*	1,457	10,505
Standard Pacific Corp.*	12,781	115,668
The Ryland Group, Inc	3,977	172,642
TRI Pointe Homes, Inc.*	1,390	27,703
UCP, Inc.*	666	9,750
Universal Electronics, Inc.*	1,267	48,285
WCI Communities, Inc.*	586	11,187
William Lyon Homes*	1,186	26,258
Zagg, Inc.*	2,293	9,975
		1,654,563

Household Products - 0.2%
Central Garden and Pet Co.*	3,442	23,233
Harbinger Group, Inc.*	2,847	33,737
Oil-Dri Corp. of America	406	15,363
Orchids Paper Products Co.	518	17,011
Spectrum Brands Holdings, Inc.	1,854	130,800
WD-40 Co	1,334	99,623
		319,767

Independent Power Producers & Energy Traders - 0.2%
Atlantic Power Corp	10,236	35,621
Dynegy, Inc.*	8,623	185,567
Genie Energy Ltd.*	1,313	13,406
Ormat Technologies, Inc.	1,475	40,135
Pattern Energy Group, Inc.	1,621	49,132
		323,861

Industrial Conglomerates - 0.1%
Raven Industries, Inc	3,264	134,281

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - 2.3%
Ambac Financial Group, Inc.*	3,881	$95,317
American Equity Investment Life Holding Co	5,597	147,649
Amerisafe, Inc.	1,651	69,738
Amtrust Financial Services, Inc.	2,657	86,857
Argo Group International Holdings Ltd.	2,344	108,973
Baldwin & Lyons, Inc., Class B	853	23,304
Blue Capital Reinsurance Holdings Ltd.*	551	10,122
Citizens, Inc.*	3,380	29,575
CNO Financial Group, Inc.	19,571	346,211
Crawford & Co., Class B	2,478	22,897
Donegal Group, Inc.	916	14,564
Eastern Insurance Holdings, Inc.	597	14,621
eHealth, Inc.*	1,593	74,059
EMC Insurance Group, Inc.	497	15,218
Employers Holdings, Inc	2,669	84,474
Enstar Group Ltd.*	821	114,045
FBL Financial Group, Inc.	766	34,309
First American Financial Corp.	9,329	263,078
Fortegra Financial Corp.*	652	5,392
Global Indemnity plc*	810	20,493
Greenlight Capital Re Ltd.*	2,477	83,500
Hallmark Financial Services, Inc.*	1,205	10,706
HCI Group, Inc	801	42,854
Health Insurance Innovations, Inc.*	391	3,953
Hilltop Holdings, Inc.*	5,351	123,769
Horace Mann Educators Corp.	3,435	108,340
Independence Holding Co.	665	8,971
Infinity Property & Casualty Corp	994	71,320
Investors Title Co	111	8,989
Kansas City Life Insurance Co.	365	17,425
Maiden Holdings Ltd	4,341	47,447
Meadowbrook Insurance Group, Inc	4,743	33,011
Montpelier Re Holdings Ltd.	3,990	116,109
National Interstate Corp.	681	15,663
National Western Life Insurance Co.	193	43,145
OneBeacon Insurance Group Ltd.	1,823	28,840
Platinum Underwriters Holdings Ltd	2,539	155,590
Primerica, Inc	4,914	210,860
RLI Corp.	1,835	178,692
Safety Insurance Group, Inc	1,103	62,099
Selective Insurance Group, Inc.	4,935	133,541
State Auto Financial Corp.	1,338	28,419
Stewart Information Services Corp	1,793	57,860
Symetra Financial Corp	6,970	132,151
The Navigators Group, Inc.*	925	58,423
The Phoenix Co.’s, Inc.*	538	33,033
Third Point Reinsurance Ltd.*	2,182	40,432
Tower Group International Ltd	4,953	16,741
United Fire Group, Inc.	1,786	51,187
Universal Insurance Holdings, Inc.	2,530	36,634
		3,540,600

Internet & Catalog Retail - 0.4%
1-800-FLOWERS.COM, Inc.*	2,081	11,258
Blue Nile, Inc.*	1,104	51,987
FTD Co.’s, Inc.*	1,526	49,717

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet & Catalog Retail - Cont’d
HSN, Inc.	2,917	$181,729
NutriSystem, Inc	2,351	38,651
Orbitz Worldwide, Inc.*	2,514	18,051
Overstock.com, Inc.*	951	29,281
PetMed Express, Inc	1,778	29,568
RetailMeNot, Inc.*	808	23,262
Shutterfly, Inc.*	3,275	166,796
Valuevision Media, Inc.*	3,387	23,675
Vitacost.com, Inc.*	1,988	11,511
		635,486

Internet Software & Services - 2.9%
Angie’s List, Inc.*	3,643	55,191
Bankrate, Inc.*	4,159	74,612
Bazaarvoice, Inc.*	4,145	32,828
Benefitfocus, Inc.*	448	25,868
Blucora, Inc.*	3,611	105,297
Brightcove, Inc.*	2,425	34,289
Carbonite, Inc.*	1,044	12,351
ChannelAdvisor Corp.*	517	21,564
Chegg, Inc.*	1,321	11,242
comScore, Inc.*	3,182	91,037
Constant Contact, Inc.*	2,738	85,070
Cornerstone OnDemand, Inc.*	3,481	185,677
CoStar Group, Inc.*	2,514	464,034
Cvent, Inc.*	554	20,160
Dealertrack Technologies, Inc.*	3,821	183,714
Demand Media, Inc.*	2,697	15,562
Demandware, Inc.*	1,625	104,195
Dice Holdings, Inc.*	3,501	25,382
Digital River, Inc.*	2,945	54,481
E2open, Inc.*	1,273	30,437
EarthLink Holdings Corp.*	9,440	47,861
eGain Corp.*	1,127	11,540
Endurance International Group Holdings, Inc.*	1,918	27,197
Envestnet, Inc.*	1,989	80,157
Global Eagle Entertainment, Inc.*	1,851	27,524
Gogo, Inc.*	946	23,470
Internap Network Services Corp.*	4,533	34,088
IntraLinks Holdings, Inc.*	3,311	40,096
j2 Global, Inc	3,961	198,090
Limelight Networks, Inc.*	4,616	9,140
Liquidity Services, Inc.*	2,122	48,085
LivePerson, Inc.*	4,955	73,433
LogMeIn, Inc.*	1,987	66,664
Marchex, Inc., Class B*	1,359	11,755
Marin Software, Inc.*	791	8,100
Marketo, Inc.*	601	22,279
Millennial Media, Inc.*	3,043	22,123
Monster Worldwide, Inc.*	9,238	65,867
Move, Inc.*	3,426	54,782
Net Element, Inc.*	193	843
NIC, Inc.	5,804	144,345
OpenTable, Inc.*	1,965	155,962
Perficient, Inc.*	2,876	67,356
QuinStreet, Inc.*	2,943	25,575

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Internet Software & Services - Cont’d
RealNetworks, Inc.*	1,733	$13,084
Reis, Inc.*	719	13,826
Responsys, Inc.*	3,217	88,178
Rocket Fuel, Inc.*	434	26,687
SciQuest, Inc.*	1,964	55,935
Shutterstock, Inc.*	639	53,440
Spark Networks, Inc.*	1,033	6,363
SPS Commerce, Inc.*	1,411	92,138
Stamps.com, Inc.*	1,126	47,405
support.com, Inc.*	4,845	18,363
TechTarget, Inc.*	1,109	7,608
Textura Corp.*	451	13,503
Travelzoo, Inc.*	642	13,687
Tremor Video, Inc.*	645	3,741
Trulia, Inc.*	2,376	83,802
United Online, Inc	1,090	14,998
Unwired Planet, Inc.*	8,707	12,016
ValueClick, Inc.*	5,886	137,556
VistaPrint NV*	2,815	160,033
Vocus, Inc.*	1,857	21,151
Web.com Group, Inc.*	3,615	114,921
WebMD Health Corp.*	2,504	98,908
Wix.com Ltd.*	732	19,654
XO Group, Inc.*	2,474	36,764
Xoom Corp.*	642	17,572
Yelp, Inc.*	2,860	197,197
YuMe, Inc.*	450	3,352
Zillow, Inc.*	2,014	164,604
Zix Corp.*	5,001	22,805
		4,458,614

IT Services - 2.1%
Acxiom Corp.*	6,374	235,711
Blackhawk Network Holdings, Inc.*	992	25,058
CACI International, Inc.*	2,028	148,490
Cardtronics, Inc.*	3,972	172,583
Cass Information Systems, Inc.	943	63,511
Ciber, Inc.*	6,559	27,154
Computer Task Group, Inc.	1,181	22,321
Convergys Corp.	9,060	190,713
CSG Systems International, Inc.	2,979	87,583
EPAM Systems, Inc.*	1,885	65,862
Euronet Worldwide, Inc.*	4,298	205,659
EVERTEC, Inc.	2,544	62,735
ExlService Holdings, Inc.*	2,814	77,723
Forrester Research, Inc.	1,083	41,436
Global Cash Access Holdings, Inc.*	5,479	54,735
Heartland Payment Systems, Inc.	3,133	156,149
Higher One Holdings, Inc.*	2,895	28,255
iGate Corp.*	3,073	123,412
Lionbridge Technologies, Inc.*	5,129	30,569
Luxoft Holding, Inc.*	404	15,344
Mantech International Corp.	1,948	58,304
MAXIMUS, Inc	5,890	259,101
ModusLink Global Solutions, Inc.*	3,259	18,674
MoneyGram International, Inc.*	1,932	40,147

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - Cont’d
Planet Payment, Inc.*	3,665	$10,189
PRGX Global, Inc.*	2,488	16,719
Sapient Corp.*	9,516	165,198
ServiceSource International, Inc.*	5,266	44,129
SYKES Enterprises, Inc.*	3,603	78,581
Syntel, Inc.*	1,390	126,419
TeleTech Holdings, Inc.*	1,717	41,105
The Hackett Group, Inc.	1,931	11,991
Unisys Corp.*	3,725	125,048
Virtusa Corp.*	1,651	62,887
WEX, Inc.*	3,418	338,485
		3,231,980

Leisure Equipment & Products - 0.5%
Arctic Cat, Inc.	1,125	64,103
Black Diamond, Inc.*	1,890	25,194
Brunswick Corp.	7,968	367,006
Callaway Golf Co	5,633	47,486
Jakks Pacific, Inc.	1,960	13,191
Johnson Outdoors, Inc	405	10,915
Leapfrog Enterprises, Inc.*	5,496	43,638
Marine Products Corp	813	8,171
Nautilus, Inc.*	2,675	22,550
Smith & Wesson Holding Corp.*	4,829	65,143
Sturm Ruger & Co., Inc.	1,672	122,206
		789,603

Life Sciences - Tools & Services - 0.4%
Accelerate Diagnostics, Inc.*	896	10,931
Affymetrix, Inc.*	6,207	53,194
Albany Molecular Research, Inc.*	2,006	20,221
Cambrex Corp.*	2,637	47,018
Fluidigm Corp.*	2,157	82,656
Furiex Pharmaceuticals, Inc.*	656	27,559
Harvard Bioscience, Inc.*	1,892	8,892
Luminex Corp.*	3,221	62,487
NeoGenomics, Inc.*	2,836	10,266
Pacific Biosciences of California, Inc.*	4,118	21,537
PAREXEL International Corp.*	4,902	221,472
Sequenom, Inc.*	10,313	24,133
		590,366

Machinery - 3.1%
Accuride Corp.*	4,261	15,894
Actuant Corp.	6,311	231,235
Alamo Group, Inc.	670	40,662
Albany International Corp.	2,370	85,154
Altra Industrial Motion Corp	2,349	80,383
American Railcar Industries, Inc.	842	38,522
Ampco-Pittsburgh Corp	791	15,385
Astec Industries, Inc.	1,736	67,062
Barnes Group, Inc.	4,635	177,567
Blount International, Inc.*	4,185	60,557
Briggs & Stratton Corp	4,154	90,391
Chart Industries, Inc.*	2,615	250,099
CIRCOR International, Inc.	1,493	120,605

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
CLARCOR, Inc.	4,377	$281,660
Columbus McKinnon Corp.*	1,673	45,405
Commercial Vehicle Group, Inc.*	2,272	16,517
Douglas Dynamics, Inc.	1,993	33,522
Dynamic Materials Corp	1,203	26,153
Energy Recovery, Inc.*	4,261	23,691
EnPro Industries, Inc.*	1,799	103,712
ESCO Technologies, Inc.	2,314	79,278
Federal Signal Corp.*	5,446	79,784
Flow International Corp.*	4,867	19,663
FreightCar America, Inc	1,042	27,738
Gerber Scientific, Inc. (b)*	2,334	—
Global Brass & Copper Holdings, Inc.	694	11,486
Gorman-Rupp Co	1,593	53,254
Graham Corp	863	31,318
Hardinge, Inc	1,051	15,208
Hurco Co.’s, Inc	529	13,230
Hyster-Yale Materials Handling, Inc.	908	84,589
John Bean Technologies Corp.	2,463	72,240
Kadant, Inc.	966	39,142
LB Foster Co	815	38,541
Lindsay Corp.	1,094	90,529
Lydall, Inc.*	1,583	27,892
Manitex International, Inc.*	1,060	16,833
Meritor, Inc.*	8,688	90,616
Miller Industries, Inc	1,050	19,562
Mueller Industries, Inc.	2,425	152,799
Mueller Water Products, Inc.	13,480	126,308
NN, Inc.	1,381	27,882
Omega Flex, Inc	248	5,074
PMFG, Inc.*	1,648	14,914
Proto Labs, Inc.*	1,472	104,777
RBC Bearings, Inc.*	1,997	141,288
Rexnord Corp.*	2,593	70,037
Standex International Corp.	1,092	68,665
Sun Hydraulics Corp	1,860	75,944
Tecumseh Products Co.*	1,594	14,426
Tennant Co.	1,652	112,022
The ExOne Co.*	538	32,527
The Greenbrier Co.’s, Inc.*	2,057	67,552
The Middleby Corp.*	1,656	397,390
Titan International, Inc	4,726	84,973
Trimas Corp.*	3,865	154,175
Twin Disc, Inc.	694	17,968
Wabash National Corp.*	5,981	73,865
Watts Water Technologies, Inc.	2,460	152,200
Woodward, Inc.	5,929	270,422
Xerium Technologies, Inc.*	941	15,517
		4,795,804

Marine - 0.1%
International Shipholding Corp.	583	17,198
Matson, Inc	3,681	96,111
Ultrapetrol Bahamas Ltd.*	1,843	6,893
		120,202

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - 1.3%
AH Belo Corp	1,629	$12,169
Beasley Broadcasting Group, Inc.	396	3,457
Carmike Cinemas, Inc.*	1,988	55,346
Central European Media Enterprises Ltd.*	6,603	25,355
Crown Media Holdings, Inc.*	3,539	12,493
Cumulus Media, Inc.*	7,633	59,003
Daily Journal Corp.*	88	16,279
Dex Media, Inc.*	1,477	10,014
Digital Generation, Inc.*	2,184	27,846
Entercom Communications Corp.*	2,183	22,943
Entravision Communications Corp	4,508	27,454
EW Scripps Co.*	2,937	63,792
Global Sources Ltd.*	1,547	12,577
Gray Television, Inc.*	4,337	64,535
Harte-Hanks, Inc.	4,010	31,358
Hemisphere Media Group, Inc.*	742	8,808
Journal Communications, Inc.*	3,822	35,583
Live Nation Entertainment, Inc.*	12,136	239,807
Loral Space & Communications, Inc.*	1,123	90,941
Martha Stewart Living Omnimedia, Inc.*	2,756	11,575
McClatchy Co.*	5,532	18,809
MDC Partners, Inc.	3,334	85,050
Media General, Inc.*	1,690	38,194
Meredith Corp.	3,080	159,544
National CineMedia, Inc.	5,048	100,758
New York Times Co.	11,125	176,554
Nexstar Broadcasting Group, Inc.	2,532	141,108
ReachLocal, Inc.*	820	10,422
Reading International, Inc.*	1,506	11,280
Rentrak Corp.*	971	36,791
Saga Communications, Inc.	394	19,818
Salem Communications Corp.	911	7,926
Scholastic Corp.	2,251	76,556
SFX Entertainment, Inc.*	1,762	21,144
Sinclair Broadcast Group, Inc.	5,900	210,807
Valassis Communications, Inc	3,348	114,669
World Wrestling Entertainment, Inc.	2,503	41,500
		2,102,265

Metals & Mining - 1.3%
AK Steel Holding Corp.*	12,084	99,089
Allied Nevada Gold Corp.*	8,959	31,804
AM Castle & Co.*	1,549	22,879
AMCOL International Corp	2,453	83,353
Century Aluminum Co.*	4,238	44,329
Coeur Mining, Inc.*	9,023	97,900
Commercial Metals Co.	10,079	204,906
General Moly, Inc.*	6,675	8,945
Globe Specialty Metals, Inc	5,366	96,642
Gold Resource Corp	2,687	12,172
Handy & Harman Ltd.*	480	11,621
Haynes International, Inc	1,062	58,665
Hecla Mining Co.	28,701	88,399
Horsehead Holding Corp.*	4,443	72,021
Kaiser Aluminum Corp	1,630	114,491
Materion Corp.	1,774	54,728

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - Cont’d
Midway Gold Corp.*	10,276	$8,324
Molycorp, Inc.*	12,844	72,183
Noranda Aluminum Holding Corp	3,000	9,870
Olympic Steel, Inc.	846	24,517
Paramount Gold and Silver Corp.*	11,758	10,956
RTI International Metals, Inc.*	2,632	90,041
Schnitzer Steel Industries, Inc.	2,273	74,259
Stillwater Mining Co.*	10,423	128,620
SunCoke Energy, Inc.*	5,999	136,837
Universal Stainless & Alloy Products, Inc.*	703	25,350
US Silica Holdings, Inc	1,849	63,069
Walter Energy, Inc	5,396	89,735
Worthington Industries, Inc	4,540	191,043
		2,026,748

Multiline Retail - 0.1%
Bon-Ton Stores, Inc.	1,090	17,745
Burlington Stores, Inc.*	1,351	43,232
Fred’s, Inc	3,167	58,653
Gordmans Stores, Inc	571	4,380
Tuesday Morning Corp.*	3,766	60,105
		184,115

Multi-Utilities - 0.3%
Avista Corp.	5,283	148,928
Black Hills Corp.	3,833	201,271
NorthWestern Corp.	3,277	141,959
		492,158

Oil, Gas & Consumable Fuels - 3.4%
Abraxas Petroleum Corp.*	7,685	25,207
Adams Resources & Energy, Inc	189	12,946
Alon USA Energy, Inc	2,007	33,196
Alpha Natural Resources, Inc.*	19,041	135,953
Amyris, Inc.*	2,650	14,018
Apco Oil and Gas International, Inc.*	813	12,675
Approach Resources, Inc.*	2,944	56,790
Arch Coal, Inc	19,111	85,044
Athlon Energy, Inc.*	1,562	47,250
Bill Barrett Corp.*	4,332	116,011
Bonanza Creek Energy, Inc.*	2,538	110,327
BPZ Resources, Inc.*	8,517	15,501
Callon Petroleum Co.*	3,669	23,959
Carrizo Oil & Gas, Inc.*	4,001	179,125
Clayton Williams Energy, Inc.*	515	42,204
Clean Energy Fuels Corp.*	5,949	76,623
Cloud Peak Energy, Inc.*	5,496	98,928
Comstock Resources, Inc.	4,332	79,232
Contango Oil & Gas Co.*	1,297	61,296
Crosstex Energy, Inc	4,105	148,437
Delek US Holdings, Inc	3,202	110,181
Diamondback Energy, Inc.*	1,685	89,069
Emerald Oil, Inc.*	4,852	37,166
Endeavour International Corp.*	4,135	21,709
Energy XXI Bermuda Ltd.	6,845	185,226
EPL Oil & Gas, Inc.*	2,531	72,135

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Equal Energy Ltd.	3,070	$16,394
Evolution Petroleum Corp.	1,370	16,906
EXCO Resources, Inc.:
Common	14,704	78,078
Rights*	11,704	1,873
Forest Oil Corp.*	10,604	38,280
Frontline Ltd.*	4,236	15,843
FX Energy, Inc.*	4,491	16,437
GasLog Ltd.	2,117	36,180
Gastar Exploration, Inc.*	4,045	27,991
Goodrich Petroleum Corp.*	2,688	45,750
Green Plains Renewable Energy, Inc.	2,245	43,531
Halcon Resources Corp.*	19,991	77,165
Hallador Energy Co.	353	2,845
Isramco, Inc.*	85	10,799
Jones Energy, Inc.*	958	13,872
KiOR, Inc.*	3,784	6,357
Knightsbridge Tankers Ltd.	2,607	23,958
Kodiak Oil & Gas Corp.*	22,890	256,597
L&L Energy, Inc. (b)*	2,592	4,355
LinnCo, LLC	1	17
Magnum Hunter Resources Corp.:
Common*	14,824	108,363
Warrants (strike price $8.50/share, expires 04/15/2016) (b)*	1,482	—
Matador Resources Co.*	5,007	93,330
Midstates Petroleum Co., Inc.*	2,163	14,319
Miller Energy Resources, Inc.*	2,624	18,473
Nordic American Tankers Ltd.	6,623	64,243
Northern Oil And Gas, Inc.*	5,718	86,170
Panhandle Oil and Gas, Inc.	744	24,857
PDC Energy, Inc.*	3,060	162,853
Penn Virginia Corp.*	4,752	44,811
Petroquest Energy, Inc.*	4,829	20,861
Quicksilver Resources, Inc.*	10,574	32,462
Renewable Energy Group, Inc.*	1,824	20,903
Rentech, Inc.*	20,009	35,016
Resolute Energy Corp.*	5,964	53,855
REX American Resources Corp.*	472	21,103
Rex Energy Corp.*	3,823	75,351
Rosetta Resources, Inc.*	5,323	255,717
Sanchez Energy Corp.*	3,276	80,295
Scorpio Tankers, Inc	15,938	187,909
SemGroup Corp	3,626	236,524
Ship Finance International Ltd	4,841	79,296
Solazyme, Inc.*	4,124	44,910
Stone Energy Corp.*	4,454	154,064
Swift Energy Co.*	3,858	52,083
Synergy Resources Corp.*	4,393	40,679
Targa Resources Corp	2,837	250,138
Teekay Tankers Ltd.	5,671	22,287
Triangle Petroleum Corp.*	5,850	48,672
Uranium Energy Corp.*	5,621	11,242
Ur-Energy, Inc.*	10,466	14,443
Vaalco Energy, Inc.*	5,208	35,883
W&T Offshore, Inc.	3,057	48,912
Warren Resources, Inc.*	6,571	20,633

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Western Refining, Inc.	4,805	$203,780
Westmoreland Coal Co.*	813	15,683
ZaZa Energy Corp.*	2,235	2,136
		5,305,692

Paper & Forest Products - 0.7%
Boise Cascade Co.*	1,195	35,229
Clearwater Paper Corp.*	1,915	100,538
Deltic Timber Corp.	942	63,999
KapStone Paper and Packaging Corp.*	3,521	196,683
Louisiana-Pacific Corp.*	12,018	222,453
Neenah Paper, Inc.	1,287	55,045
PH Glatfelter Co	3,701	102,296
Resolute Forest Products, Inc.*	6,020	96,440
Schweitzer-Mauduit International, Inc	2,724	140,204
Wausau Paper Corp	4,288	54,372
		1,067,259

Personal Products - 0.2%
Elizabeth Arden, Inc.*	2,269	80,436
Female Health Co.	1,851	15,733
Inter Parfums, Inc.	1,484	53,142
Lifevantage Corp.*	9,790	16,153
Medifast, Inc.*	1,179	30,807
Nature’s Sunshine Products, Inc.	1,018	17,632
Nutraceutical International Corp.*	861	23,058
Revlon, Inc.*	936	23,363
Star Scientific, Inc.*	13,119	15,218
Synutra International, Inc.*	1,867	16,579
USANA Health Sciences, Inc.*	481	36,354
		328,475

Pharmaceuticals - 1.6%
AcelRx Pharmaceuticals, Inc.*	1,801	20,369
Aerie Pharmaceuticals, Inc.*	681	12,231
Akorn, Inc.*	5,120	126,106
Alimera Sciences, Inc.*	1,462	6,886
Ampio Pharmaceuticals, Inc.*	2,384	16,998
Aratana Therapeutics, Inc.*	569	10,868
Auxilium Pharmaceuticals, Inc.*	4,356	90,343
AVANIR Pharmaceuticals, Inc.*	12,837	43,132
BioDelivery Sciences International, Inc.*	1,915	11,279
Cadence Pharmaceuticals, Inc.*	5,345	48,372
Cempra, Inc.*	1,719	21,298
Corcept Therapeutics, Inc.*	3,942	12,693
Cornerstone Therapeutics, Inc.*	514	4,878
Depomed, Inc.*	4,576	48,414
Endocyte, Inc.*	2,665	28,489
Forest Laboratories, Inc. (b)*	1,024	—
Hi-Tech Pharmacal Co., Inc.*	922	40,006
Horizon Pharma, Inc.*	4,443	33,856
Impax Laboratories, Inc.*	6,033	151,670
Lannett Co., Inc.*	1,646	54,483
Medicines Co.*	5,457	210,749
Nektar Therapeutics*	9,930	112,705
Omeros Corp.*	2,565	28,959

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Pharmaceuticals - Cont’d
Omthera Pharmaceutical CVR (b)*	508	—
Pacira Pharmaceuticals, Inc.*	2,377	$136,654
Pernix Therapeutics Holdings, Inc.*	1,511	3,808
Pozen, Inc.*	2,758	22,174
Prestige Brands Holdings, Inc.*	4,469	159,990
Questcor Pharmaceuticals, Inc.	4,474	243,609
Relypsa, Inc.*	535	13,375
Repros Therapeutics, Inc.*	1,982	36,271
Sagent Pharmaceuticals, Inc.*	1,439	36,522
Santarus, Inc.*	4,888	156,220
Sciclone Pharmaceuticals, Inc.*	5,114	25,775
Sucampo Pharmaceuticals, Inc.*	729	6,853
Supernus Pharmaceuticals, Inc.*	1,284	9,681
TherapeuticsMD, Inc.*	6,731	35,069
Trius Therapeutics, Inc. (b)*	3,210	—
Viropharma, Inc.*	5,753	286,787
VIVUS, Inc.*	8,977	81,511
XenoPort, Inc.*	3,819	21,959
Zogenix, Inc.*	8,716	29,983
		2,441,025

Professional Services - 1.3%
Acacia Research Corp	4,242	61,679
Advisory Board Co.*	3,089	196,677
Barrett Business Services, Inc.	606	56,200
CBIZ, Inc.*	3,612	32,941
CDI Corp.	1,164	21,569
Corporate Executive Board Co	2,899	224,470
CRA International, Inc.*	1,024	20,275
Exponent, Inc.	1,204	93,238
Franklin Covey Co.*	1,007	20,019
FTI Consulting, Inc.*	3,476	143,003
GP Strategies Corp.*	1,245	37,088
Heidrick & Struggles International, Inc.	1,525	30,713
Huron Consulting Group, Inc.*	2,037	127,761
ICF International, Inc.*	1,793	62,235
Insperity, Inc.	1,904	68,791
Kelly Services, Inc.	2,314	57,711
Kforce, Inc.	2,335	47,774
Korn/Ferry International*	4,288	112,003
Mistras Group, Inc.*	1,338	27,937
Navigant Consulting, Inc.*	4,439	85,229
Odyssey Marine Exploration, Inc.*	5,528	11,167
On Assignment, Inc.*	3,867	135,036
Pendrell Corp.*	12,424	24,972
Resources Connection, Inc	3,518	50,413
RPX Corp.*	2,794	47,219
TrueBlue, Inc.*	3,417	88,090
VSE Corp.	430	20,644
WageWorks, Inc.*	2,152	127,915
		2,032,769

Real Estate Investment Trusts - 6.6%
Acadia Realty Trust	4,723	117,272
AG Mortgage Investment Trust, Inc	2,395	37,458
Agree Realty Corp.	1,312	38,074

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
Alexander’s, Inc.	180	$59,400
American Assets Trust, Inc.	2,814	88,444
American Capital Mortgage Investment Corp	4,660	81,364
American Realty Capital Properties, Inc	13,283	170,819
American Residential Properties, Inc.*	1,182	20,283
AmREIT, Inc.	1,694	28,459
Anworth Mortgage Asset Corp	12,353	52,006
Apollo Commercial Real Estate Finance, Inc	3,180	51,675
Apollo Residential Mortgage, Inc.	2,739	40,482
Ares Commercial Real Estate Corp.	1,858	24,340
Armada Hoffler Properties, Inc.	1,639	15,210
ARMOUR Residential REIT, Inc.	32,262	129,371
Ashford Hospitality Prime, Inc	1,063	19,347
Ashford Hospitality Trust, Inc	5,319	44,041
Associated Estates Realty Corp	4,985	80,009
Aviv REIT, Inc.	992	23,510
Campus Crest Communities, Inc	5,690	53,543
Capstead Mortgage Corp.	8,425	101,774
Cedar Realty Trust, Inc.	5,667	35,475
Chambers Street Properties	20,468	156,580
Chatham Lodging Trust	2,316	47,362
Chesapeake Lodging Trust	4,308	108,949
Colony Financial, Inc	6,738	136,714
Coresite Realty Corp.	1,850	59,552
Cousins Properties, Inc.	14,510	149,453
CubeSmart	11,488	183,119
CyrusOne, Inc.	1,676	37,425
CYS Investments, Inc	15,057	111,572
DCT Industrial Trust, Inc	25,069	178,742
DiamondRock Hospitality Co.	17,217	198,856
DuPont Fabros Technology, Inc.	5,521	136,424
Dynex Capital, Inc	4,570	36,560
EastGroup Properties, Inc.	2,654	153,746
Education Realty Trust, Inc	10,056	88,694
Ellington Residential Mortgage REIT	556	8,551
Empire State Realty Trust, Inc	7,257	111,032
EPR Properties	4,456	219,057
Equity One, Inc.	5,192	116,508
Excel Trust, Inc.	3,973	45,252
FelCor Lodging Trust, Inc.*	10,890	88,862
First Industrial Realty Trust, Inc	9,496	165,705
First Potomac Realty Trust	5,123	59,580
Franklin Street Properties Corp.	7,763	92,768
Getty Realty Corp	2,309	42,416
Gladstone Commercial Corp.	1,212	21,780
Glimcher Realty Trust	12,556	117,524
Government Properties Income Trust	4,714	117,143
Gramercy Property Trust, Inc.*	5,120	29,440
Hannon Armstrong Sustainable Infrastructure Capital, Inc	1,271	17,743
Healthcare Realty Trust, Inc.	8,302	176,916
Hersha Hospitality Trust	17,467	97,291
Highwoods Properties, Inc.	7,914	286,249
Hudson Pacific Properties, Inc.	3,817	83,478
Inland Real Estate Corp.	7,356	77,385
Invesco Mortgage Capital, Inc	11,791	173,092
Investors Real Estate Trust	8,714	74,766

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
iStar Financial, Inc.*	7,508	$107,139
JAVELIN Mortgage Investment Corp	1,156	16,103
Kite Realty Group Trust	11,509	75,614
LaSalle Hotel Properties	8,989	277,401
Lexington Realty Trust	15,553	158,796
LTC Properties, Inc	3,077	108,895
Medical Properties Trust, Inc	13,934	170,273
Monmouth Real Estate Investment Corp	4,002	36,378
National Health Investors, Inc.	2,570	144,177
New Residential Investment Corp	21,820	145,758
New York Mortgage Trust, Inc.	5,646	39,466
NorthStar Realty Finance Corp	25,524	343,298
One Liberty Properties, Inc	1,012	20,372
Parkway Properties, Inc.	4,864	93,827
Pebblebrook Hotel Trust	5,402	166,166
Pennsylvania Real Estate Investment Trust	6,022	114,298
Pennymac Mortgage Investment Trust	6,083	139,666
Physicians Realty Trust	1,772	22,575
Potlatch Corp	3,492	145,756
PS Business Parks, Inc.	1,711	130,755
QTS Realty Trust, Inc.	1,241	30,752
RAIT Financial Trust	6,203	55,641
Ramco-Gershenson Properties Trust	5,863	92,284
Redwood Trust, Inc	7,082	137,178
Resource Capital Corp.	11,065	65,615
Retail Opportunity Investments Corp	6,329	93,163
Rexford Industrial Realty, Inc	1,456	19,219
RLJ Lodging Trust	10,843	263,702
Rouse Properties, Inc	1,994	44,247
Ryman Hospitality Properties, Inc.	3,804	158,931
Sabra Healthcare REIT, Inc	3,180	83,125
Saul Centers, Inc	656	31,311
Select Income REIT	1,889	50,512
Silver Bay Realty Trust Corp.	1,310	20,947
Sovran Self Storage, Inc	2,695	175,633
STAG Industrial, Inc	3,607	73,547
Strategic Hotels & Resorts, Inc.*	15,634	147,741
Summit Hotel Properties, Inc.	6,869	61,821
Sun Communities, Inc.	3,168	135,084
Sunstone Hotel Investors, Inc.	16,109	215,861
Terreno Realty Corp	2,161	38,250
The GEO Group, Inc.	6,174	198,926
UMH Properties, Inc.	1,025	9,656
Universal Health Realty Income Trust	985	39,459
Urstadt Biddle Properties, Inc.	2,125	39,206
Washington Real Estate Investment Trust	5,735	133,970
Western Asset Mortgage Capital Corp.	2,096	31,188
Whitestone REIT	1,829	24,454
Winthrop Realty Trust	2,311	25,537
ZAIS Financial Corp	499	7,999
		10,280,314

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc	3,712	154,902
Altisource Residential Corp	3,661	110,233
AV Homes, Inc.*	824	14,972

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Real Estate Management & Development - Cont’d
Consolidated-Tomoka Land Co.	504	$18,290
Forestar Group, Inc.*	3,184	67,724
Kennedy-Wilson Holdings, Inc	4,874	108,445
RE/MAX Holdings, Inc.*	1,023	32,808
Tejon Ranch Co.*	1,147	42,164
		549,538

Road & Rail - 0.5%
Arkansas Best Corp.	2,213	74,534
Celadon Group, Inc.	1,805	35,161
Heartland Express, Inc.	3,964	77,773
Knight Transportation, Inc	5,197	95,313
Marten Transport Ltd	2,020	40,784
Patriot Transportation Holding, Inc.*	453	18,804
Quality Distribution, Inc.*	1,924	24,685
Roadrunner Transportation Systems, Inc.*	1,521	40,991
Saia, Inc.*	2,163	69,324
Swift Transportation Co.*	7,385	164,021
Universal Truckload Services, Inc.	475	14,492
Werner Enterprises, Inc	3,982	98,475
YRC Worldwide, Inc.*	810	14,070
		768,427

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Energy Industries, Inc.*	3,385	77,381
Alpha & Omega Semiconductor Ltd.*	1,207	9,306
Ambarella, Inc.*	1,595	54,118
Amkor Technology, Inc.*	5,531	33,905
Anadigics, Inc.*	6,771	12,459
Applied Micro Circuits Corp.*	6,307	84,388
ATMI, Inc.*	2,756	83,259
Axcelis Technologies, Inc.*	9,665	23,583
Brooks Automation, Inc	5,690	59,688
Cabot Microelectronics Corp.*	2,121	96,930
Cavium, Inc.*	4,476	154,467
Ceva, Inc.*	1,987	30,242
Cirrus Logic, Inc.*	5,465	111,650
Cohu, Inc	2,037	21,387
Cypress Semiconductor Corp.*	12,680	133,140
Diodes, Inc.*	3,196	75,298
DSP Group, Inc.*	1,705	16,556
Entegris, Inc.*	12,359	143,364
Entropic Communications, Inc.*	7,041	33,163
Exar Corp.*	3,348	39,473
Formfactor, Inc.*	4,374	26,331
GSI Technology, Inc.*	2,002	13,293
GT Advanced Technologies, Inc.*	11,822	103,088
Hittite Microwave Corp.*	2,719	167,844
Inphi Corp.*	2,248	28,999
Integrated Device Technology, Inc.*	11,366	115,820
Integrated Silicon Solution, Inc.*	2,404	29,064
Intermolecular, Inc.*	1,487	7,316
International Rectifier Corp.*	5,989	156,133
Intersil Corp	11,475	131,618
IXYS Corp.	2,094	27,159
Kopin Corp.*	6,180	26,080

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
Lattice Semiconductor Corp.*	10,150	$55,925
LTX-Credence Corp.*	4,282	34,213
M/A-COM Technology Solutions Holdings, Inc.*	912	15,495
MaxLinear, Inc.*	1,994	20,797
Micrel, Inc.	4,448	43,902
Microsemi Corp.*	8,000	199,600
MKS Instruments, Inc.	4,730	141,616
Monolithic Power Systems, Inc.*	3,171	109,907
MoSys, Inc.*	4,055	22,384
Nanometrics, Inc.*	2,115	40,291
NeoPhotonics Corp.*	1,727	12,193
NVE Corp.*	408	23,778
Omnivision Technologies, Inc.*	4,679	80,479
PDF Solutions, Inc.*	2,096	53,700
Peregrine Semiconductor Corp.*	2,279	16,887
Pericom Semiconductor Corp.*	2,352	20,839
Photronics, Inc.*	5,437	49,096
PLX Technology, Inc.*	3,845	25,300
PMC - Sierra, Inc.*	17,595	113,136
Power Integrations, Inc.	2,555	142,620
Rambus, Inc.*	9,941	94,141
RF Micro Devices, Inc.*	25,044	129,227
Rubicon Technology, Inc.*	1,417	14,099
Rudolph Technologies, Inc.*	2,894	33,976
Semtech Corp.*	5,722	144,652
Sigma Designs, Inc.*	2,722	12,848
Silicon Image, Inc.*	7,111	43,733
Spansion, Inc.*	4,135	57,435
SunEdison, Inc.*	23,472	306,310
SunPower Corp.*	3,580	106,720
Supertex, Inc.*	1,019	25,526
Synaptics, Inc.*	2,801	145,120
Tessera Technologies, Inc	4,394	86,606
TriQuint Semiconductor, Inc.*	14,079	117,419
Ultra Clean Holdings, Inc.*	2,008	20,140
Ultratech, Inc.*	2,360	68,440
Veeco Instruments, Inc.*	3,377	111,137
		4,866,189

Software - 3.9%
Accelrys, Inc.*	4,811	45,897
ACI Worldwide, Inc.*	3,436	223,340
Actuate Corp.*	4,437	34,209
Advent Software, Inc	2,747	96,118
American Software, Inc.	1,795	17,717
Aspen Technology, Inc.*	8,257	345,143
AVG Technologies NV*	2,064	35,521
Barracuda Networks, Inc.*	367	14,563
Blackbaud, Inc.	4,064	153,010
Bottomline Technologies, Inc.*	3,347	121,027
BroadSoft, Inc.*	2,474	67,639
Callidus Software, Inc.*	3,294	45,227
Commvault Systems, Inc.*	4,022	301,167
Comverse, Inc.*	1,972	76,514
Covisint Corp.*	648	8,132
Cyan, Inc.*	690	3,650

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
Digimarc Corp	626	$12,057
Ebix, Inc.	2,498	36,771
Ellie Mae, Inc.*	2,233	60,001
EPIQ Systems, Inc.	2,837	45,988
ePlus, Inc.*	291	16,540
Fair Isaac Corp.	3,160	198,574
FleetMatics Group plc*	1,409	60,939
Gigamon, Inc.*	668	18,757
Glu Mobile, Inc.*	4,867	18,933
Guidance Software, Inc.*	1,234	12,463
Guidewire Software, Inc.*	4,216	206,879
Imperva, Inc.*	1,741	83,794
Infoblox, Inc.*	4,666	154,071
Interactive Intelligence Group, Inc.*	1,336	89,993
Jive Software, Inc.*	3,414	38,407
Manhattan Associates, Inc.*	1,678	197,131
Mavenir Systems, Inc.*	485	5,413
Mentor Graphics Corp	8,386	201,851
MicroStrategy, Inc.*	767	95,292
Mitek Systems, Inc.*	1,917	11,387
Model N, Inc.*	700	8,253
Monotype Imaging Holdings, Inc.	3,293	104,915
Netscout Systems, Inc.*	3,122	92,380
Pegasystems, Inc.	1,548	76,131
Progress Software Corp.*	4,485	115,848
Proofpoint, Inc.*	1,881	62,393
PROS Holdings, Inc.*	1,967	78,483
PTC, Inc.*	10,537	372,904
QAD, Inc	409	7,223
QLIK Technologies, Inc.*	7,504	199,831
Qualys, Inc.*	1,284	29,673
Rally Software Development Corp.*	595	11,573
RealPage, Inc.*	4,014	93,847
Rosetta Stone, Inc.*	971	11,866
Sapiens International Corp. NV	1,230	9,483
Seachange International, Inc.*	2,824	34,340
Silver Spring Networks, Inc.*	511	10,731
SS&C Technologies Holdings, Inc.*	5,024	222,362
Synchronoss Technologies, Inc.*	2,488	77,302
Take-Two Interactive Software, Inc.*	7,040	122,285
Tangoe, Inc.*	2,685	48,357
TeleCommunication Systems, Inc.*	4,102	9,517
TeleNav, Inc.*	1,354	8,923
The Ultimate Software Group, Inc.*	2,435	373,091
TiVo, Inc.*	11,227	147,298
Tyler Technologies, Inc.*	2,775	283,411
VASCO Data Security International, Inc.*	2,346	18,135
Verint Systems, Inc.*	4,544	195,119
VirnetX Holding Corp.*	3,778	73,331
Vringo, Inc.*	5,782	17,115
		6,070,235

Specialty Retail - 3.2%
Aeropostale, Inc.*	7,078	64,339
America’s Car-Mart, Inc.*	726	30,659
ANN, Inc.*	4,068	148,726

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Asbury Automotive Group, Inc.*	2,688	$144,453
Barnes & Noble, Inc.*	3,484	52,086
Bebe Stores, Inc	3,035	16,146
Big 5 Sporting Goods Corp.	1,497	29,671
Body Central Corp.*	1,439	5,670
Brown Shoe Co., Inc	3,799	106,904
Cato Corp	2,436	77,465
Christopher & Banks Corp.*	3,132	26,747
Citi Trends, Inc.*	1,298	22,066
Conn’s, Inc.*	1,935	152,459
Destination Maternity Corp	1,034	30,896
Destination XL Group, Inc.*	3,868	25,413
Express, Inc.*	7,361	137,430
Finish Line, Inc.	4,246	119,610
Five Below, Inc.*	2,828	122,170
Francesca’s Holdings Corp.*	3,796	69,884
Genesco, Inc.*	2,071	151,307
Group 1 Automotive, Inc	1,876	133,234
Haverty Furniture Co.’s, Inc	1,689	52,866
hhgregg, Inc.*	1,366	19,083
Hibbett Sports, Inc.*	2,241	150,618
Jos A Bank Clothiers, Inc.*	2,506	137,153
Kirkland’s, Inc.*	1,302	30,818
Lithia Motors, Inc	1,914	132,870
Lumber Liquidators Holdings, Inc.*	2,369	243,746
MarineMax, Inc.*	2,047	32,916
Mattress Firm Holding Corp.*	1,158	49,840
Men’s Wearhouse, Inc	4,181	213,565
Monro Muffler, Inc.	2,782	156,794
New York & Co., Inc.*	1,850	8,084
Office Depot, Inc.*	42,292	223,725
Outerwall, Inc.*	2,477	166,628
Pacific Sunwear of California, Inc.*	3,981	13,297
Penske Automotive Group, Inc.	3,643	171,804
Pier 1 Imports, Inc	8,174	188,656
RadioShack Corp.*	8,952	23,275
Rent-A-Center, Inc	4,627	154,264
Restoration Hardware Holdings, Inc.*	1,525	102,631
Sears Hometown and Outlet Stores, Inc.*	746	19,023
Select Comfort Corp.*	4,799	101,211
Shoe Carnival, Inc	1,423	41,281
Sonic Automotive, Inc.	3,358	82,204
Stage Stores, Inc.	2,907	64,594
Stein Mart, Inc	2,386	32,092
Systemax, Inc.*	1,000	11,250
The Buckle, Inc	2,409	126,617
The Childrens Place Retail Stores, Inc.*	1,993	113,541
The Container Store Group, Inc.*	1,266	59,008
The Pep Boys-Manny, Moe & Jack*	4,589	55,710
Tile Shop Holdings, Inc.*	1,592	28,767
Tilly’s, Inc.*	827	9,469
Trans World Entertainment Corp.*	913	4,035
Vitamin Shoppe, Inc.*	2,651	137,879
West Marine, Inc.*	1,507	21,445
Wet Seal, Inc.*	7,596	20,737
Winmark Corp.	223	20,654

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - Cont’d
Zale Corp.*	2,800	$44,156
Zumiez, Inc.*	1,972	51,272
		4,984,913

Textiles, Apparel & Luxury Goods - 1.3%
American Apparel, Inc.*	4,998	6,148
Columbia Sportswear Co.	1,104	86,940
Costa, Inc.*	787	17,101
CROCS, Inc.*	7,599	120,976
Culp, Inc	785	16,053
Fifth & Pacific Co.’s, Inc.*	10,567	338,884
G-III Apparel Group Ltd.*	1,447	106,774
Iconix Brand Group, Inc.*	4,543	180,357
Jones Group, Inc.	6,907	103,329
Movado Group, Inc.	1,614	71,032
Oxford Industries, Inc	1,160	93,577
Perry Ellis International, Inc.*	933	14,732
Quiksilver, Inc.*	11,336	99,417
RG Barry Corp.	783	15,112
Skechers U.S.A., Inc.*	3,408	112,907
Steven Madden Ltd.*	5,304	194,073
Tumi Holdings, Inc.*	4,129	93,109
Unifi, Inc.*	1,199	32,661
Vera Bradley, Inc.*	1,814	43,609
Vince Holding Corp.*	1,013	31,069
Wolverine World Wide, Inc.	8,698	295,384
		2,073,244

Thrifts & Mortgage Finance - 1.5%
Astoria Financial Corp.	7,553	104,458
Banc of California, Inc	1,409	18,895
Bank Mutual Corp	4,721	33,094
BankFinancial Corp.	1,984	18,173
BBX Capital Corp.*	622	9,703
Beneficial Mutual Bancorp, Inc.*	2,733	29,844
Berkshire Hills Bancorp, Inc.	2,163	58,985
BofI Holding, Inc.*	1,051	82,430
Brookline Bancorp, Inc.	6,306	60,348
Capitol Federal Financial, Inc.	12,845	155,553
Charter Financial Corp.	1,962	21,131
Clifton Savings Bancorp, Inc	836	10,701
Dime Community Bancshares, Inc.	2,830	47,884
Doral Financial Corp.*	523	8,190
ESB Financial Corp	1,045	14,839
ESSA Bancorp, Inc	931	10,762
Essent Group Ltd.*	1,997	48,048
EverBank Financial Corp.	6,941	127,298
Federal Agricultural Mortgage Corp., Class C	895	30,654
First Defiance Financial Corp.	799	20,750
First Federal Bancshares of Arkansas, Inc.*	313	2,723
First Financial Northwest, Inc.	1,441	14,943
Flagstar Bancorp, Inc.*	1,712	33,589
Fox Chase Bancorp, Inc.	1,196	20,787
Franklin Financial Corp.*	1,141	22,569
Hingham Institution for Savings	115	9,026
Home Bancorp, Inc.*	615	11,593

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - Cont’d
Home Loan Servicing Solutions, Ltd.	6,153	$141,334
HomeStreet, Inc	1,117	22,340
Kearny Financial Corp.*	1,413	16,433
Meridian Interstate Bancorp, Inc.*	838	18,922
Meta Financial Group, Inc.	474	19,116
MGIC Investment Corp.*	28,561	241,055
NASB Financial, Inc.	378	11,416
Northfield Bancorp, Inc.	5,019	66,251
Northwest Bancshares, Inc.	8,083	119,467
OceanFirst Financial Corp.	1,187	20,333
Oritani Financial Corp	3,882	62,306
PennyMac Financial Services, Inc.*	1,102	19,340
Provident Financial Holdings, Inc	876	13,140
Provident Financial Services, Inc.	5,242	101,276
Radian Group, Inc.	14,907	210,487
Rockville Financial, Inc.	2,425	34,459
Stonegate Mortgage Corp.*	719	11,885
Territorial Bancorp, Inc	940	21,808
Tree.com, Inc.*	543	17,832
Trustco Bank Corp. NY	7,825	56,185
United Community Financial Corp.*	3,416	12,195
United Financial Bancorp, Inc.	1,552	29,317
Walker & Dunlop, Inc.*	1,420	22,961
Waterstone Financial, Inc.*	658	7,304
Westfield Financial, Inc	1,965	14,659
WSFS Financial Corp.	686	53,186
		2,391,977

Tobacco - 0.1%
Alliance One International, Inc.*	7,793	23,769
Universal Corp.	2,013	109,910
Vector Group Ltd	5,252	85,975
		219,654

Trading Companies & Distributors - 0.9%
Aceto Corp	2,638	65,976
Aircastle Ltd	5,904	113,121
Applied Industrial Technologies, Inc.	3,712	182,222
Beacon Roofing Supply, Inc.*	4,219	169,941
BlueLinx Holdings, Inc.*	2,953	5,758
CAI International, Inc.*	1,481	34,907
DXP Enterprises, Inc.*	857	98,727
H&E Equipment Services, Inc.*	2,568	76,090
Houston Wire & Cable Co.	1,646	22,024
Kaman Corp.	2,263	89,909
Rush Enterprises, Inc.*	2,992	88,713
Stock Building Supply Holdings, Inc.*	692	12,608
TAL International Group, Inc.*	2,919	167,405
Textainer Group Holdings Ltd	1,837	73,884
Titan Machinery, Inc.*	1,521	27,104
Watsco, Inc.	2,215	212,773
		1,441,162

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc.*	3,551	77,838

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Water Utilities - 0.2%
American States Water Co	3,246	$93,258
Artesian Resources Corp.	490	11,246
California Water Service Group	4,144	95,602
Connecticut Water Service, Inc.	883	31,355
Consolidated Water Co., Inc	1,510	21,291
Middlesex Water Co	1,560	32,666
Pure Cycle Corp.*	1,485	9,400
SJW Corp.	1,344	40,038
York Water Co.	1,309	27,397
		362,253

Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc.*	1,422	9,115
Leap Wireless International, Inc.*	4,674	81,328
NII Holdings, Inc.*	14,834	40,793
NTELOS Holdings Corp	1,286	26,016
RingCentral, Inc.*	760	13,961
Shenandoah Telecommunications Co	2,077	53,317
USA Mobility, Inc	1,934	27,617
		252,147

Total Equity Securities (Cost $101,155,127)		144,847,279

CLOSED-END FUNDS - 0.0%
Firsthand Technology Value Fund, Inc.*	770	17,841

Total Closed-End Funds (Cost $14,653)		17,841

EXCHANGE TRADED PRODUCTS - 3.8%
iShares Russell 2000 ETF	52,000	5,996,120

Total Exchange Traded Products (Cost $4,357,308)		5,996,120

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 0.3%	AMOUNT
United States Treasury Bills, 0.068%, 6/26/14^	$400,000	$399,868

Total U.S. Treasury Obligations (Cost $399,868)		399,868

TIME DEPOSIT - 3.1%
State Street Bank Time Deposit, 0.083%, 1/2/14	4,891,438	4,891,438

Total Time Deposit (Cost $4,891,438)		4,891,438

TOTAL INVESTMENTS (Cost $110,818,394) - 100.0%		156,152,546
Other assets and liabilities, net - 0.0%		(34,819)
NET ASSETS - 100%		$156,117,727

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,713,769 shares outstanding	$96,000,300
Class F: 181,276 shares outstanding	10,530,300
Undistributed net investment income	252,548
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,794,014
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies	45,540,565

NET ASSETS	$156,117,727

NET ASSET VALUE PER SHARE
Class I (based on net assets of $141,110,729)	$82.34
Class F (based on net assets of $15,006,998)	$82.79

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	48	3/14	$5,574,720	$206,412

(b) This security was valued by the Board of Directors. See Note A.

^ Futures collateralized by $400,000 par value of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:
ETF: Exchange Traded Fund
LLC: Limited Liability Corporation
plc: Public Limited Company
REIT: Real Estate Investment Trus

See notes to financial statements.

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,211)	$1,943,128
Interest income	4,655
Total investment income	1,947,783

Expenses:
Investment advisory fee	475,366
Transfer agency fees and expenses	18,820
Accounting fees	20,308
Distribution Plan expenses:
Class F	24,442
Directors’ fees and expenses	21,694
Administrative fees	135,818
Custodian fees	91,357
Reports to shareholders	33,535
Professional fees	37,902
Miscellaneous	99,875
Total expenses	959,117
Reimbursement from Advisor:
Class F	(279)
Net expenses	958,838

NET INVESTMENT INCOME	988,945

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,405,225
Foreign currency transactions	(44)
Futures	1,435,884
7,841,065

Change in unrealized appreciation (depreciation) on:
Investments	34,315,539
Assets and liabilities denominated in foreign currencies	1
Futures	134,480
34,450,020

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,291,085

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$43,280,030

See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 49

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$988,945	$1,509,535
Net realized gain (loss)	7,841,065	3,123,080
Change in unrealized appreciation (depreciation)	34,450,020	10,743,500

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	43,280,030	15,376,115

Distributions to shareholders from:
Net investment income:
Class I shares	(949,334)	(1,018,220)
Class F shares	(62,973)	(67,214)
Net realized gain:
Class I shares	(4,918,577)	(5,221,430)
Class F shares	(514,399)	(453,031)
Total distributions	(6,445,283)	(6,759,895)

Capital share transactions:
Shares sold:
Class I shares	19,185,666	16,410,178
Class F shares	6,536,579	3,742,501
Reinvestment of distributions:
Class I shares	5,867,912	6,239,650
Class F shares	577,371	520,244
Shares redeemed:
Class I shares	(24,331,514)	(14,211,941)
Class F shares	(4,702,410)	(2,130,325)
Total capital share transactions	3,133,604	10,570,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,968,351	19,186,527

NET ASSETS
Beginning of year	116,149,376	96,962,849
End of year (including undistributed net investment income
of $252,548 and $432,795, respectively)	$156,117,727	$116,149,376

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	255,241	264,916
Class F shares	88,956	59,388
Reinvestment of distributions:
Class I shares	73,708	102,122
Class F shares	7,213	8,474
Shares redeemed:
Class I shares	(327,499)	(227,142)
Class F shares	(63,623)	(34,194)
Total capital share activity	33,996	173,564

See notes to financial statements.

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 51

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

52 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

At December 31, 2013, securities valued at $4,373, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities**	$144,842,906	—	$4,373	$144,847,279
Exchange traded products	5,996,120	—	—	5,996,120
Closed-end funds	17,841	—	—	17,841
U.S. government obligations	—	$399,868	—	399,868
Other debt obligations	—	4,891,438	—	4,891,438
TOTAL	$150,856,867	$5,291,306	$4,373*	$156,152,546
Other financial instruments***	$206,412	—	—	$206,412

* Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 5 contracts and $227,870 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date.

Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 53

Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $45,029 was payable at year end. In addition, $38,376 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are .95% for Class F and .74% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

The Advisor further voluntarily reimbursed the Portfolio for expenses of $279 for the year ended December 31, 2013.

54 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $12,866 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $2,461 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $10,571 for the year ended December 31, 2013. Under the terms of the agreement, $864 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $18,638,251 and $14,617,948, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,440,387	$1,085,434
Long-term capital gain	5,004,896	5,674,461
Total	$6,445,283	$6,759,895

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$53,914,338
Unrealized (depreciation)	(8,576,468)
Net unrealized appreciation/(depreciation)	$45,337,870
Undistributed ordinary income	$826,696
Undistributed long-term capital gains	$3,422,560
Federal income tax cost of investments	$110,814,676

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies, undistributed capital gains, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, partnerships, passive foreign investment companies, investment funds, and foreign currency transactions.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 55

Undistributed net investment income	($156,885)
Accumulated net realized gain (loss)	156,885

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$83	1.44%	$30,307	January 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

56 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013	2012 (z)	2011
Net asset value, beginning	$62.39	$57.44	$62.98
Income from investment operations:
Net investment income	.56	.87	.44
Net realized and unrealized gain (loss)	22.96	7.95	(3.50)
Total from investment operations	23.52	8.82	(3.06)
Distributions from:
Net investment income	(.58)	(.63)	(.33)
Net realized gain	(2.99)	(3.24)	(2.15)
Total distributions	(3.57)	(3.87)	(2.48)
Total increase (decrease) in net asset value	19.95	4.95	(5.54)
Net asset value, ending	$82.34	$62.39	$57.44

Total return*	37.89%	15.50%	(4.89%)
Ratios to average net assets: A
Net investment income	.75%	1.40%	.60%
Total expenses	.69%	.76%	.79%
Expenses before offsets	.69%	.73%	.71%
Net expenses	.69%	.73%	.71%
Portfolio turnover	11%	13%	17%
Net assets, ending (in thousands)	$141,111	$106,827	$90,325

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2010 (z)	2009
Net asset value, beginning		$50.19	$40.42
Income from investment operations:
Net investment income		.43	.40
Net realized and unrealized gain (loss)		12.66	10.19
Total from investment operations		13.09	10.59
Distributions from:
Net investment income		(.30)	(.27)
Net realized gain		—	(.55)
Total distributions		(.30)	(.82)
Total increase (decrease) in net asset value		12.79	9.77
Net asset value, ending		$62.98	$50.19

Total return*		26.08%	26.17%
Ratios to average net assets: A
Net investment income		.79%	.83%
Total expenses		.82%	.86%
Expenses before offsets		.70%	.70%
Net expenses		.70%	.70%
Portfolio turnover		42%	24%
Net assets, ending (in thousands)		$119,223	$63,320

See notes to financial highlights.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 57

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013	2012 (z)	2011
Net asset value, beginning	$62.68	$57.69	$63.21
Income from investment operations:
Net investment income	.36	.77	.25
Net realized and unrealized gain (loss)	23.11	7.94	(3.44)
Total from investment operations	23.47	8.71	(3.19)
Distributions from:
Net investment income	(.37)	(.48)	(.18)
Net realized gain	(2.99)	(3.24)	(2.15)
Total distributions	(3.36)	(3.72)	(2.33)
Total increase (decrease) in net asset value	20.11	4.99	(5.52)
Net asset value, ending	$82.79	$62.68	$57.69

Total return*	37.62%	15.23%	(5.07%)
Ratios to average net assets: A
Net investment income	.55%	1.23%	.42%
Total expenses	.90%	.99%	1.03%
Expenses before offsets	.90%	.94%	.92%
Net expenses	.90%	.94%	.92%
Portfolio turnover	11%	13%	17%
Net assets, ending (in thousands)	$15,007	$9,323	$6,638

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2010 (z)	2009
Net asset value, beginning		$50.38	$40.55
Income from investment operations:
Net investment income		.32	.19
Net realized and unrealized gain (loss)		12.70	10.32
Total from investment operations		13.02	10.51
Distributions from:
Net investment income		(.19)	(.13)
Net realized gain		—	(.55)
Total distributions		(.19)	(.68)
Total increase (decrease) in net asset value		12.83	9.38
Net asset value, ending		$63.21	$50.38

Total return*		25.83%	25.91%
Ratios to average net assets: A
Net investment income		.58%	.63%
Total expenses		1.06%	1.25%
Expenses before offsets		.91%	.91%
Net expenses		.91%	.91%
Portfolio turnover		42%	24%
Net assets, ending (in thousands)		$6,085	$3,299

See notes to financial highlights.

58 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 59

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The

60 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 61

various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio under-

62 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

performed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the portfolios in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 63

Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

64 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 65

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

66 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 67

This page intentionally left blank.

This page intentionally left blank.

Calvert VP EAFE International Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by World Asset Management, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, Calvert VP EAFE International Index Portfolio (Class I shares) returned 20.72% compared to 23.29% for the MSCI EAFE Index. The slight relative underperformance was largely attributable to fees and operating expenses, which the Index does not have.

INVESTMENT CLIMATE

Global equities started the year strong and continued to climb as subdued global inflation and a benevolent interest-rate environment together helped economic growth overseas. As a result, corporate profit margins improved worldwide, valuations increased, and earnings multiples expanded. However, commodity prices stayed low, which hurt the commodity-rich emerging market sector. In addition, China’s growth seemed to be weakening, spurring investor concerns about whether China’s economy would have a hard landing.

PORTFOLIO STRATEGY

The Calvert VP EAFE International Index Portfolio seeks to match, as closely as possible before fees and expenses, the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (MSCI EAFE Index). As an index fund, the Portfolio uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to those of the Index. The unmanaged MSCI EAFE Index is comprised of a wide range of foreign securities trading in developed foreign markets, such as Europe, Australia, New Zealand, Singapore and countries in the Far East.

Foreign stock markets had strong absolute returns for the year but were slightly weaker than the U.S.-focused S&P 500 Index. There were 21 countries in the MSCI EAFE universe at year-end. Japan and the United

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.13)
	Class I	Class F
One year	20.72%	20.47%
Five year	11.02%	10.77%
Ten year	5.91%	5.67%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I Shares is 0.96%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

4 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	12.0%
Consumer Staples	10.6%
Energy	6.7%
Exchange Traded Products	1.3%
Financials	25.2%
Health Care	9.9%
Industrials	12.6%
Information Technology	4.6%
Materials	8.1%
Short-Term Investments	0.1%
Telecommunication Services	5.4%
Utilities	3.5%
Total	100%

Kingdom were the most heavily weighted, at 20.9% and 21.9%, respectively, accounting for 42.8% of the Index.

The strongest returns came from Finland, Ireland, and Germany, up 47.9%, 41.7%, and 32.4, respectively. Singapore, up 1.7% and Australia, up 4.2%, were the weakest-performing countries. The strongest sector returns were in Consumer Discretionary, followed by Health Care and Industrials.

During 2013, the Portfolio continued to meet its investment objective of closely tracking the total return of the MSCI EAFE Index. Cash flows are invested promptly to minimize their impact on total return. Since the MSCI EAFE Index is not an actual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses. Third party fair value pricing adjustments to local market closing prices at the beginning of the reporting period also contributed to the underperfor-mance, as did foreign government withholding on dividends.

OUTLOOK

We expect continued economic growth in the United States and abroad as the U.S. Federal Reserve (the Fed) continues to maintain a supportive interest-rate environment, which should in turn provide support for the Industrial and Consumer Discretionary sectors. Higher corporate profit margins and lower commodity prices (in particular, energy) will support higher valuations in the United States. However, we do believe U.S. equity markets may become more volatile as the Fed continues to reduce its rate of fixed-income security purchases, pressuring interest rates to move higher. That volatility may spread to foreign markets, particularly Europe.

We believe U.S. economic growth and Fed policies should have a beneficial effect on European markets in 2014, as the region continues to recover from its banking crisis and weak growth. In Asia, efforts to increase Japan’s economic growth will continue for a second year and should successfully support and improve the economic environment, assuming there are no further hostilities over the South China Sea territorial dispute. Overall, we believe 2014 could be another good year for the international equity markets.

January 2014

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class I
Actual	$1,000.00	$1,170.45	$5.34

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.29	$4.97

Class F
Actual	$1,000.00	$1,169.08	$6.57

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.15	$6.12

* Expenses are equal to the Fund’s annualized expense ratio of 0.98% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2014

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 98.3%	SHARES	VALUE
Australia - 7.3%
AGL Energy Ltd.	6,691	$89,790
ALS Ltd.	4,630	36,420
Alumina Ltd.*	30,495	30,359
Amcor Ltd.	14,570	137,243
AMP Ltd	35,553	139,354
APA Group	10,091	54,058
Asciano Ltd.	11,777	60,567
ASX Ltd.	2,337	76,703
Aurizon Holdings Ltd.	24,516	106,819
Australia & New Zealand Banking Group Ltd	33,009	949,885
Bank of Queensland Ltd.	3,847	41,767
Bendigo and Adelaide Bank Ltd	4,916	51,574
BGP Holdings plc (b)*	77,172	—
BHP Billiton Ltd.	38,641	1,310,678
Boral Ltd	9,345	39,799
Brambles Ltd	18,803	153,613
Caltex Australia Ltd.	1,630	29,180
CFS Retail Property Trust Group	25,614	44,481
Coca-Cola Amatil Ltd	6,914	74,263
Cochlear Ltd.	688	36,193
Commonwealth Bank of Australia	19,393	1,347,110
Computershare Ltd.	5,708	57,997
Crown Resorts Ltd.	4,837	72,770
CSL Ltd.	5,860	360,806
Dexus Property Group	56,224	50,451
Echo Entertainment Group Ltd.	9,471	20,802
Federation Centres Ltd	17,237	36,013
Flight Centre Travel Group Ltd	666	28,275
Fortescue Metals Group Ltd	18,798	97,682
Goodman Group	20,686	87,361
GPT Group	20,795	63,127
Harvey Norman Holdings Ltd.	6,413	18,094
Iluka Resources Ltd	5,055	38,950
Incitec Pivot Ltd.	19,665	47,055
Insurance Australia Group Ltd.	25,103	130,445
Leighton Holdings Ltd	2,035	29,271
Lend Lease Group	6,601	65,656
Macquarie Group Ltd.	3,484	171,129
Metcash Ltd.	10,633	30,000
Mirvac Group	44,225	66,337
National Australia Bank Ltd	28,260	878,828
Newcrest Mining Ltd.	9,255	64,454
Orica Ltd.	4,429	94,353
Origin Energy Ltd	13,211	165,962
Orora Ltd.*	14,570	15,090
Qantas Airways Ltd.*	13,263	12,967
QBE Insurance Group Ltd	14,688	150,944
Ramsay Health Care Ltd	1,586	61,259
Recall Holdings Ltd.*	3,761	13,632
Rio Tinto Ltd	5,242	319,104
Santos Ltd	11,672	152,464
Seek Ltd.	3,875	46,396

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Australia - Cont’d
Sonic Healthcare Ltd	4,551	$67,370
SP AusNet	20,330	22,599
Stockland	27,840	89,734
Suncorp Group Ltd	15,479	181,048
Sydney Airport	13,927	47,252
TABCORP Holdings Ltd	8,994	29,150
Tatts Group Ltd.	16,936	46,876
Telstra Corp. Ltd	52,397	245,609
Toll Holdings Ltd.	8,226	41,717
Transurban Group	16,994	103,784
Treasury Wine Estates Ltd	7,814	33,628
Wesfarmers Ltd.	11,961	470,320
Westfield Group	24,783	223,266
Westfield Retail Trust	36,045	95,583
Westpac Banking Corp	37,342	1,079,575
Woodside Petroleum Ltd	7,930	275,424
Woolworths Ltd.	15,040	454,553
WorleyParsons Ltd.	2,495	36,979
		11,801,997

Austria - 0.3%
Andritz AG	879	55,215
Erste Group Bank AG	3,112	108,612
IMMOFINANZ AG*	11,586	53,766
OMV AG	1,778	85,229
Raiffeisen Bank International AG	590	20,827
Telekom Austria AG	2,674	20,279
Vienna Insurance Group AG Wiener Versicherung Gruppe	463	23,110
Voestalpine AG	1,353	65,118
		432,156

Belgium - 1.2%
Ageas SA/NV	2,668	113,775
Anheuser-Busch InBev NV	9,668	1,029,185
Belgacom SA	1,836	54,402
Colruyt SA	915	51,161
Delhaize Group	1,230	73,213
Groupe Bruxelles Lambert SA	974	89,553
KBC Groep NV	2,769	157,380
Solvay SA	715	113,294
Telenet Group Holding NV	618	36,934
UCB SA	1,328	99,065
Umicore SA	1,376	64,376
		1,882,338

Denmark - 1.1%
AP Moeller - Maersk A/S:
Series A	6	61,948
Series B	15	163,042
Carlsberg A/S, Series B	1,291	143,067
Coloplast A/S	1,341	88,917
Danske Bank A/S*	7,887	181,215
DSV A/S	2,173	71,360
Novo Nordisk A/S, Series B*	4,791	879,578
Novozymes A/S, Series B	2,729	115,375
TDC A/S	9,769	94,907

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Denmark - Cont’d
Tryg A/S	296	$28,675
William Demant Holding A/S*	307	29,882
		1,857,966

Finland - 0.9%
Elisa Oyj	1,715	45,512
Fortum Oyj	5,363	122,886
Kone Oyj, Series B	3,762	170,018
Metso Oyj	1,543	65,949
Neste Oil Oyj	1,547	30,630
Nokia Oyj*	45,057	361,316
Nokian Renkaat Oyj	1,361	65,390
Orion Oyj, Class B	1,194	33,594
Pohjola Bank plc	1,673	33,701
Sampo Oyj	5,042	248,151
Stora Enso Oyj, Series R	6,644	66,782
UPM-Kymmene Oyj	6,376	107,882
Wartsila Oyj Abp	2,143	105,619
		1,457,430

France - 9.3%
Accor SA	1,922	90,834
Aeroports de Paris	358	40,695
Air Liquide SA	3,750	531,161
Alcatel-Lucent*	33,495	150,360
Alstom SA	2,604	94,990
Arkema SA	758	88,556
Atos SA	672	60,916
AXA SA	21,586	601,092
BNP Paribas SA	11,978	934,946
Bouygues	2,312	87,349
Bureau Veritas SA	2,667	78,070
Cap Gemini SA	1,723	116,636
Carrefour SA	7,403	293,869
Casino Guichard-Perrachon SA	680	78,487
CGG SA*	1,921	33,297
Christian Dior SA	658	124,525
Cie de Saint-Gobain	4,988	274,737
Cie Generale des Etablissements Michelin	2,252	239,701
CNP Assurances SA	2,072	42,538
Credit Agricole SA*	12,064	154,671
Danone SA	6,832	492,513
Dassault Systemes	757	94,113
Edenred	2,454	82,266
Electricite de France SA	2,902	102,702
Essilor International SA	2,463	262,261
Eurazeo SA	376	29,520
Eutelsat Communications SA	1,727	53,932
Fonciere Des Regions	342	29,569
GDF Suez	15,966	376,069
Gecina SA	265	35,063
Groupe Eurotunnel SA	6,640	69,898
Icade SA	430	40,093
Iliad SA	313	64,216
Imerys SA	409	35,621
JC Decaux SA	804	33,201

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
France - Cont’d
Kering SA	910	$192,653
Klepierre SA	1,204	55,881
Lafarge SA	2,254	169,166
Lagardere SCA	1,345	50,074
Legrand SA	3,186	175,857
L’Oreal SA	2,909	511,843
LVMH Moet Hennessy Louis Vuitton SA	3,054	557,975
Natixis	11,192	65,909
Orange SA	22,308	276,634
Pernod-Ricard SA	2,553	291,297
Publicis Groupe	2,177	199,502
Remy Cointreau SA	307	25,799
Renault SA	2,312	186,198
Rexel SA	2,563	67,362
Safran SA	3,261	226,950
Sanofi SA	14,366	1,526,529
Schneider Electric SA	6,404	559,426
SCOR SE	1,854	67,861
Societe BIC SA	350	42,949
Societe Generale SA	8,648	503,079
Sodexo	1,138	115,467
Suez Environnement SA	3,388	60,803
Technip SA	1,228	118,203
Thales SA	1,099	70,867
Total SA	25,735	1,578,989
Unibail-Rodamco SE	1,169	299,994
Valeo SA	908	100,625
Vallourec SA	1,282	69,950
Veolia Environnement SA	4,292	70,107
Vinci SA	5,765	379,055
Vivendi	14,499	382,668
Wendel SA	388	56,642
Zodiac Aerospace	412	73,088
		15,047,869

Germany - 9.2%
adidas AG	2,517	321,280
Allianz SE	5,485	985,122
Axel Springer SE	477	30,693
BASF SE	11,050	1,179,805
Bayer AG	9,949	1,397,555
Bayerische Motoren Werke AG:
Common	3,983	467,686
Preferred	651	55,694
Beiersdorf AG	1,217	123,483
Brenntag AG	621	115,298
Celesio AG	1,026	32,514
Commerzbank AG*	11,684	188,517
Continental AG	1,323	290,570
Daimler AG	11,580	1,003,602
Deutsche Bank AG	12,265	585,985
Deutsche Boerse AG	2,330	193,266
Deutsche Lufthansa AG*	2,776	58,980
Deutsche Post AG	10,909	398,321
Deutsche Telekom AG	34,809	596,163
Deutsche Wohnen AG	3,601	69,637

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
E.ON SE	21,667	$400,490
Fraport AG Frankfurt Airport Services Worldwide	445	33,349
Fresenius Medical Care AG & Co. KGaA	2,599	185,247
Fresenius SE & Co. KGaA	1,507	231,729
Fuchs Petrolub SE, Preferred	428	41,894
GEA Group AG	2,208	105,263
Hannover Rueck SE	728	62,572
HeidelbergCement AG	1,697	128,952
Henkel AG & Co. KGaA:
Common	1,568	163,418
Preferred	2,143	248,945
Hochtief AG	371	31,724
Hugo Boss AG	382	54,476
Infineon Technologies AG	13,050	139,532
K+S AG	2,079	64,094
Kabel Deutschland Holding AG	267	34,662
Lanxess AG	1,004	67,058
Linde AG	2,236	468,447
MAN SE	425	52,264
Merck KGAA	780	139,983
Metro AG	1,565	75,903
Muenchener Rueckversicherungs AG	2,157	475,970
OSRAM Licht AG*	1,011	57,113
Porsche Automobil Holding SE, Preferred	1,848	192,651
RTL Group SA*	465	60,181
RWE AG	5,887	215,804
SAP AG	11,085	951,690
Siemens AG	9,539	1,305,000
Suedzucker AG	986	26,655
ThyssenKrupp AG*	5,464	133,180
United Internet AG	1,288	54,873
Volkswagen AG:
Common	356	96,582
Preferred	1,739	489,160
		14,883,032

Hong Kong - 2.9%
AIA Group Ltd.	144,906	726,964
ASM Pacific Technology Ltd	2,892	24,169
Bank of East Asia Ltd	15,020	63,633
BOC Hong Kong Holdings Ltd	44,681	143,194
Cathay Pacific Airways Ltd.	14,249	30,211
Cheung Kong Holdings Ltd	16,719	264,133
Cheung Kong Infrastructure Holdings Ltd.	7,533	47,701
CLP Holdings Ltd.	21,277	168,208
First Pacific Co. Ltd.	28,612	32,546
Galaxy Entertainment Group Ltd.*	25,402	227,846
Genting Singapore plc	73,803	87,405
Hang Lung Properties Ltd	27,035	85,771
Hang Seng Bank Ltd	9,233	149,796
Henderson Land Development Co. Ltd.	12,829	73,212
HKT Trust and HKT Ltd.	27,117	26,823
Hong Kong & China Gas Co. Ltd	69,256	159,163
Hong Kong Exchanges and Clearing Ltd.	13,189	219,761
Hopewell Holdings	6,868	23,295
Hutchison Whampoa Ltd.	25,647	348,952

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hong Kong - Cont’d
Hysan Development Co. Ltd.	7,705	$33,189
Kerry Logistics Network Ltd.*	3,911	5,548
Kerry Properties Ltd	7,823	27,140
Li & Fung Ltd.	70,662	91,313
Link REIT	27,803	135,179
MGM China Holdings Ltd	11,470	49,037
MTR Corp. Ltd.	17,498	66,233
New World Development Co. Ltd.	45,725	57,908
Noble Group Ltd.	51,651	43,781
NWS Holdings Ltd	17,752	27,061
PCCW Ltd.	48,294	21,612
Power Assets Holdings Ltd	16,750	133,284
Sands China Ltd.	29,087	238,579
Shangri-La Asia Ltd	18,909	36,921
Sino Land Co	35,908	49,088
SJM Holdings Ltd	23,451	78,332
Sun Hung Kai Properties Ltd	19,281	244,682
Swire Pacific Ltd.	8,200	96,393
Swire Properties Ltd.	14,127	35,709
Wharf Holdings Ltd	18,291	139,648
Wheelock & Co. Ltd.	11,040	50,758
Wynn Macau Ltd	18,790	85,299
Yue Yuen Industrial Holdings Ltd.	8,959	29,925
		4,679,402

Ireland - 0.3%
Bank of Ireland*	254,682	88,430
CRH plc	8,775	221,259
James Hardie Industries plc	5,332	61,603
Kerry Group plc	1,803	125,455
Ryanair Holdings plc*	2,271	19,604
		516,351

Israel - 0.4%
Bank Hapoalim BM	12,737	71,466
Bank Leumi Le-Israel BM*	15,123	61,863
Bezeq Israeli Telecommunication Corp. Ltd	23,033	39,103
Delek Group Ltd.	48	18,361
Israel Chemicals Ltd	5,378	44,883
Israel Corp. Ltd.*	32	16,866
Mizrahi Tefahot Bank Ltd.	1,513	19,833
NICE Systems Ltd.	696	28,551
Teva Pharmaceutical Industries Ltd	10,225	409,419
		710,345

Italy - 2.0%
Assicurazioni Generali SpA	14,048	330,988
Atlantia SpA	3,995	89,779
Banca Monte dei Paschi di Siena SpA*	77,576	18,748
Enel Green Power SpA	21,130	53,308
Enel SpA	79,194	346,339
ENI SpA	30,606	737,562
Exor SpA	1,189	47,362
Fiat SpA*	10,568	86,566
Finmeccanica SpA*	4,886	37,061
Intesa Sanpaolo SpA	139,878	345,759

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Italy - Cont’d
Luxottica Group SpA	2,011	$107,925
Mediobanca SpA*	6,238	54,664
Pirelli & C. SpA	2,872	49,781
Prysmian SpA	2,461	63,444
Saipem SpA	3,197	68,542
Snam SpA	24,498	137,246
Telecom Italia SpA	121,502	120,704
Telecom Italia SpA - RSP	72,761	57,044
Terna Rete Elettrica Nazionale SpA	18,202	91,089
UniCredit SpA	52,239	387,239
Unione di Banche Italiane SCPA	10,343	70,343
		3,301,493

Japan - 20.5%
ABC-Mart, Inc	318	13,883
Acom Co. Ltd.*	4,728	16,036
Advantest Corp.	1,807	22,438
Aeon Co. Ltd.	7,302	98,858
Aeon Financial Service Co. Ltd.	803	21,514
Aeon Mall Co. Ltd	1,359	38,102
Air Water, Inc	1,799	24,339
Aisin Seiki Co. Ltd	2,312	93,794
Ajinomoto Co., Inc	7,284	105,327
Alfresa Holdings Corp	496	24,599
Amada Co. Ltd.	4,308	37,941
ANA Holdings, Inc.	14,011	27,954
Aozora Bank Ltd.	12,950	36,664
Asahi Glass Co. Ltd.	12,179	75,674
Asahi Group Holdings Ltd	4,671	131,536
Asahi Kasei Corp	15,242	119,324
Asics Corp	1,931	32,931
Astellas Pharma, Inc.	5,223	309,147
Bank of Kyoto Ltd.	3,891	32,457
Benesse Holdings, Inc.	865	34,722
Bridgestone Corp.	7,826	295,924
Brother Industries Ltd	2,848	38,882
Calbee, Inc	872	21,167
Canon, Inc.	13,639	431,503
Casio Computer Co. Ltd.	2,695	32,953
Central Japan Railway Co.	1,734	203,951
Chiba Bank Ltd.	8,985	60,523
Chiyoda Corp.	1,885	27,329
Chubu Electric Power Co., Inc.	7,779	100,439
Chugai Pharmaceutical Co. Ltd.	2,703	59,707
Chugoku Bank Ltd.	1,904	24,167
Chugoku Electric Power Co., Inc	3,584	55,707
Citizen Holdings Co. Ltd	3,191	26,861
Coca-Cola West Co. Ltd.	737	15,593
Credit Saison Co. Ltd.	1,903	50,009
Dai Nippon Printing Co. Ltd.	6,766	71,739
Daicel Corp	3,525	28,668
Daido Steel Co. Ltd.	3,410	16,912
Daihatsu Motor Co. Ltd.	2,320	39,278
Dai-ichi Life Insurance Co. Ltd.	10,263	171,318
Daiichi Sankyo Co. Ltd.	8,132	148,571
Daikin Industries Ltd	2,821	175,550

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Dainippon Sumitomo Pharma Co. Ltd	1,921	$30,023
Daito Trust Construction Co. Ltd	875	81,718
Daiwa House Industry Co. Ltd	7,151	138,257
Daiwa Securities Group, Inc.	19,995	199,466
Dena Co. Ltd	1,274	26,774
Denso Corp.	5,850	308,465
Dentsu, Inc.	2,591	105,850
Don Quijote Holdings Co. Ltd	654	39,580
East Japan Railway Co.	4,039	321,570
Eisai Co. Ltd.	3,043	117,811
Electric Power Development Co. Ltd.	1,407	40,971
FamilyMart Co. Ltd.	707	32,275
FANUC Corp.	2,305	421,559
Fast Retailing Co. Ltd.	638	263,068
Fuji Electric Co. Ltd.	6,760	31,599
Fuji Heavy Industries Ltd	7,064	202,346
FUJIFILM Holdings Corp	5,592	158,375
Fujitsu Ltd.*	22,494	116,258
Fukuoka Financial Group, Inc.	9,343	40,921
Gree, Inc.	1,276	12,596
GungHo Online Entertainment, Inc.*	4,100	29,487
Gunma Bank Ltd.	4,587	25,581
Hachijuni Bank Ltd.	5,033	29,312
Hakuhodo DY Holdings, Inc	2,754	21,324
Hamamatsu Photonics KK	859	34,318
Hankyu Hanshin Holdings, Inc	13,816	74,557
Hino Motors Ltd.	3,121	48,985
Hirose Electric Co. Ltd.	362	51,520
Hisamitsu Pharmaceutical Co., Inc.	746	37,564
Hitachi Chemical Co. Ltd	1,257	20,027
Hitachi Construction Machinery Co. Ltd.	1,298	27,685
Hitachi High-Technologies Corp.	748	18,768
Hitachi Ltd.	58,153	439,787
Hitachi Metals Ltd.	2,330	32,895
Hokkaido Electric Power Co., Inc.*	2,209	25,373
Hokuhoku Financial Group, Inc.	13,872	27,677
Hokuriku Electric Power Co.	2,031	27,535
Honda Motor Co. Ltd.	19,614	806,884
HOYA Corp.	5,252	145,801
Hulic Co. Ltd.	3,231	47,734
Ibiden Co. Ltd.	1,366	25,515
Idemitsu Kosan Co. Ltd	1,060	24,099
IHI Corp.	15,942	68,763
Iida Group Holdings Co., Ltd.	1,592	31,793
INPEX Corp	10,594	135,677
Isetan Mitsukoshi Holdings Ltd.	4,290	60,933
Isuzu Motors Ltd.	14,341	89,108
ITOCHU Corp.	18,114	223,553
Itochu Techno-Solutions Corp.	301	12,197
Iyo Bank Ltd	3,127	30,630
J Front Retailing Co. Ltd.	5,827	44,067
Japan Airlines Co. Ltd	722	35,601
Japan Exchange Group, Inc	2,972	84,398
Japan Petroleum Exploration Co.	345	13,062
Japan Prime Realty Investment Corp.	9	28,816
Japan Real Estate Investment Corp.	14	75,018

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Japan Retail Fund Investment Corp.	27	$54,947
Japan Steel Works Ltd.	3,812	21,295
Japan Tobacco, Inc.	13,234	430,006
JFE Holdings, Inc.	5,935	141,080
JGC Corp.	2,502	98,055
Joyo Bank Ltd.	8,071	41,177
JSR Corp	2,155	41,685
JTEKT Corp	2,479	42,159
JX Holdings, Inc.	27,118	139,384
Kajima Corp.	10,213	38,327
Kakaku.com, Inc.	1,773	31,112
Kamigumi Co. Ltd	2,815	25,782
Kaneka Corp	3,380	22,158
Kansai Electric Power Co., Inc.*	8,500	97,634
Kansai Paint Co. Ltd	2,798	41,337
Kao Corp.	6,208	195,226
Kawasaki Heavy Industries Ltd.	17,159	71,893
KDDI Corp.	6,475	398,017
Keikyu Corp.	5,660	46,622
Keio Corp.	6,984	46,514
Keisei Electric Railway Co. Ltd.	3,330	30,593
Keyence Corp	548	234,288
Kikkoman Corp.	1,905	35,944
Kinden Corp	1,580	16,512
Kintetsu Corp.	21,577	75,644
Kirin Holdings Co. Ltd	10,486	150,732
Kobe Steel Ltd.*	30,090	51,458
Koito Manufacturing Co. Ltd.	1,164	22,195
Komatsu Ltd.	11,236	228,125
Konami Corp.	1,212	27,970
Konica Minolta, Inc.	5,777	57,575
Kubota Corp.	12,848	212,272
Kuraray Co. Ltd.	4,160	49,522
Kurita Water Industries Ltd.	1,290	26,742
Kyocera Corp.	3,912	195,126
Kyowa Hakko Kirin Co. Ltd	2,784	30,656
Kyushu Electric Power Co., Inc.*	5,152	65,688
Lawson, Inc	787	58,845
LIXIL Group Corp.	3,212	87,979
M3, Inc.	8	20,028
Mabuchi Motor Co. Ltd.	297	17,636
Makita Corp.	1,352	70,904
Marubeni Corp.	19,935	143,184
Marui Group Co. Ltd.	2,693	27,325
Maruichi Steel Tube Ltd	567	14,308
Mazda Motor Corp.*	32,594	168,459
McDonald’s Holdings Company (Japan), Ltd.	802	20,474
Medipal Holdings Corp.	1,623	21,403
MEIJI Holdings Co. Ltd	737	47,334
Miraca Holdings, Inc.	673	31,714
Mitsubishi Chemical Holdings Corp.	16,368	75,577
Mitsubishi Corp	16,909	324,027
Mitsubishi Electric Corp.	23,250	291,578
Mitsubishi Estate Co. Ltd.	15,055	449,841
Mitsubishi Gas Chemical Co., Inc.	4,670	34,341
Mitsubishi Heavy Industries Ltd.	36,530	225,937

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Mitsubishi Logistics Corp.	1,486	$23,450
Mitsubishi Materials Corp.	13,495	49,746
Mitsubishi Motors Corp.*	5,222	56,013
Mitsubishi Tanabe Pharma Corp	2,711	37,759
Mitsubishi UFJ Financial Group, Inc	153,368	1,011,234
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,030	43,080
Mitsui & Co. Ltd	20,906	290,982
Mitsui Chemicals, Inc.	9,872	23,823
Mitsui Fudosan Co. Ltd	10,074	362,264
Mitsui OSK Lines Ltd.	13,108	59,030
Mizuho Financial Group, Inc	276,538	599,028
MS&AD Insurance Group Holdings	6,095	163,414
Murata Manufacturing Co. Ltd	2,439	216,429
Nabtesco Corp.	1,316	30,320
Namco Bandai Holdings, Inc	2,144	47,543
NEC Corp.	32,954	74,202
Nexon Co. Ltd	1,318	12,171
NGK Insulators Ltd.	3,260	61,883
NGK Spark Plug Co. Ltd.	2,159	51,075
NHK Spring Co. Ltd.	1,915	21,578
Nidec Corp.	1,226	119,973
Nikon Corp.	4,114	78,524
Nintendo Co. Ltd.	1,282	170,641
Nippon Building Fund, Inc.	16	93,031
Nippon Electric Glass Co. Ltd.	4,506	23,631
Nippon Express Co. Ltd.	9,619	46,516
Nippon Meat Packers, Inc	2,068	35,483
Nippon Paint Co. Ltd.	2,075	34,480
Nippon Prologis REIT, Inc.	3	28,673
Nippon Steel & Sumitomo Metal Corp.	91,469	305,896
Nippon Telegraph & Telephone Corp	4,513	242,683
Nippon Yusen KK	19,506	62,268
Nishi-Nippon City Bank Ltd.	8,177	21,986
Nissan Motor Co. Ltd	29,914	251,237
Nisshin Seifun Group, Inc.	2,500	25,818
Nissin Foods Holdings Co. Ltd	709	29,908
Nitori Holdings Co. Ltd.	414	39,215
Nitto Denko Corp.	1,993	83,977
NKSJ Holdings, Inc	4,012	111,454
NOK Corp.	1,149	18,776
Nomura Holdings, Inc.	43,691	335,813
Nomura Real Estate Holdings, Inc	1,496	33,657
Nomura Real Estate Office Fund, Inc.	4	18,583
Nomura Research Institute Ltd.	1,222	38,487
NSK Ltd.	5,657	70,299
NTT Data Corp.	1,524	56,179
NTT DoCoMo, Inc	18,380	301,226
NTT Urban Development Corp.	1,390	15,966
Obayashi Corp.	7,840	44,617
Odakyu Electric Railway Co. Ltd	7,563	68,333
Oji Holdings Corp	9,638	49,355
Olympus Corp.*	2,896	91,622
Omron Corp	2,468	108,915
Ono Pharmaceutical Co. Ltd.	996	87,152
Oracle Corp. Japan	460	16,804
Oriental Land Co. Ltd.	603	86,908

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
ORIX Corp	15,240	$267,429
Osaka Gas Co. Ltd	22,640	88,835
Otsuka Corp.	191	24,334
Otsuka Holdings Co. Ltd	4,378	126,446
Panasonic Corp.	26,562	308,887
Park24 Co. Ltd.	1,182	22,269
Rakuten, Inc.	8,775	130,389
Resona Holdings, Inc.	22,369	113,912
Ricoh Co. Ltd.	8,094	85,973
Rinnai Corp.	408	31,747
Rohm Co. Ltd	1,163	56,573
Sankyo Co. Ltd.	648	29,859
Sanrio Co. Ltd.	537	22,576
Santen Pharmaceutical Co. Ltd.	896	41,755
SBI Holdings, Inc.	2,439	36,844
Secom Co. Ltd.	2,535	152,695
Sega Sammy Holdings, Inc.	2,250	57,225
Sekisui Chemical Co. Ltd.	5,143	63,032
Sekisui House Ltd.	6,538	91,310
Seven & I Holdings Co. Ltd.	9,065	359,999
Seven Bank Ltd.	7,189	28,072
Sharp Corp.*	17,287	54,856
Shikoku Electric Power Co., Inc.*	2,154	32,232
Shimadzu Corp.	2,859	24,854
Shimamura Co. Ltd.	267	25,012
Shimano, Inc	951	81,588
Shimizu Corp	7,140	36,021
Shin-Etsu Chemical Co. Ltd.	4,938	288,056
Shinsei Bank Ltd	19,925	48,651
Shionogi & Co. Ltd.	3,603	78,047
Shiseido Co. Ltd.	4,346	69,822
Shizuoka Bank Ltd	6,826	72,764
Showa Denko KK	18,076	25,589
Showa Shell Sekiyu KK	2,275	23,084
SMC Corp.	623	156,852
Softbank Corp	11,556	1,010,073
Sojitz Corp	15,111	26,847
Sony Corp	12,175	211,216
Sony Financial Holdings, Inc.	2,100	38,187
Stanley Electric Co. Ltd.	1,729	39,556
Sumco Corp	1,400	12,343
Sumitomo Chemical Co. Ltd.	17,989	70,414
Sumitomo Corp.	13,541	169,946
Sumitomo Electric Industries Ltd	9,107	151,762
Sumitomo Heavy Industries Ltd.	6,678	30,708
Sumitomo Metal Mining Co. Ltd.	6,320	82,681
Sumitomo Mitsui Financial Group, Inc.	15,311	788,424
Sumitomo Mitsui Trust Holdings, Inc.	39,919	210,110
Sumitomo Realty & Development Co. Ltd	4,295	213,414
Sumitomo Rubber Industries, Inc.	2,064	29,297
Suntory Beverage & Food Ltd	1,492	47,557
Suruga Bank Ltd.	2,181	39,080
Suzuken Co. Ltd.	850	27,498
Suzuki Motor Corp.	4,403	118,300
Sysmex Corp.	874	51,566
T&D Holdings, Inc.	6,994	97,612

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Taiheiyo Cement Corp	14,198	$54,496
Taisei Corp	11,702	53,143
Taisho Pharmaceutical Holdings Co. Ltd.	380	26,102
Taiyo Nippon Sanso Corp	2,920	20,751
Takashimaya Co. Ltd.	3,195	31,782
Takeda Pharmaceutical Co. Ltd.	9,500	435,490
TDK Corp.	1,486	71,155
Teijin Ltd.	11,295	25,111
Terumo Corp.	1,834	88,341
The Bank of Yokohama Ltd.	14,236	79,258
The Hiroshima Bank Ltd.	6,039	24,958
THK Co. Ltd	1,373	34,229
Tobu Railway Co. Ltd	12,337	59,777
Toho Co. Ltd.	1,369	30,084
Toho Gas Co. Ltd.	4,944	24,049
Tohoku Electric Power Co., Inc.*	5,464	61,412
Tokio Marine Holdings, Inc	8,332	278,248
Tokyo Electric Power Co., Inc.*	17,463	85,776
Tokyo Electron Ltd.	2,071	113,334
Tokyo Gas Co. Ltd	28,775	141,613
Tokyo Tatemono Co. Ltd	4,967	55,118
Tokyu Corp	13,730	88,833
Tokyu Fudosan Holdings Corp.	6,321	59,454
TonenGeneral Sekiyu KK	3,412	31,282
Toppan Printing Co. Ltd	6,755	53,973
Toray Industries, Inc.	17,729	122,623
Toshiba Corp.	48,435	203,394
TOTO Ltd	3,406	53,943
Toyo Seikan Group Holdings Ltd.	1,972	42,323
Toyo Suisan Kaisha Ltd	1,071	32,154
Toyoda Gosei Co. Ltd.	784	18,227
Toyota Boshoku Corp.	793	9,892
Toyota Industries Corp	1,967	88,674
Toyota Motor Corp	33,187	2,024,232
Toyota Tsusho Corp.	2,565	63,434
Trend Micro, Inc	1,270	44,403
Tsumura & Co	726	19,230
Ube Industries Ltd.	12,823	27,411
Unicharm Corp	1,374	78,324
United Urban Investment Corp.	28	40,249
USS Co. Ltd.	2,647	36,314
West Japan Railway Co.	2,034	88,120
Yahoo! Japan Corp.	17,360	96,486
Yakult Honsha Co. Ltd.	1,062	53,577
Yamada Denki Co. Ltd.	11,086	36,232
Yamaguchi Financial Group, Inc.	2,553	23,625
Yamaha Corp.	1,905	30,207
Yamaha Motor Co. Ltd.	3,378	50,611
Yamato Holdings Co. Ltd.	4,456	90,005
Yamato Kogyo Co. Ltd.	505	16,121
Yamazaki Baking Co. Ltd	1,329	13,624
Yaskawa Electric Corp.	2,589	40,905
Yokogawa Electric Corp.	2,594	39,802
Yokohama Rubber Co. Ltd.	2,482	24,359
		33,349,423

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Luxembourg - 0.3%
ArcelorMittal	12,022	$214,842
Millicom International Cellular SA (SDR)	798	79,516
ProSiebenSat.1 Media AG	2,237	110,961
SES SA (FDR)	3,668	118,920
		524,239

Netherlands - 4.9%
Aegon NV	21,602	204,243
Airbus Group NV	7,104	546,282
Akzo Nobel NV	2,885	223,957
ASML Holding NV	4,300	403,121
CNH Industrial NV*	11,399	130,125
Corio NV	827	37,119
Delta Lloyd NV	2,284	56,772
Fugro NV (CVA)	850	50,729
Gemalto NV	956	105,391
Heineken Holding NV	1,217	77,110
Heineken NV	2,772	187,456
ING Groep NV (CVA)*	46,179	642,640
Koninklijke Ahold NV	12,126	218,037
Koninklijke Boskalis Westminster NV	940	49,741
Koninklijke DSM NV	1,862	146,647
Koninklijke KPN NV*	38,670	124,839
Koninklijke Philips NV	11,738	430,935
Koninklijke Vopak NV	848	49,681
OCI NV*	1,095	49,389
QIAGEN NV*	2,856	66,642
Randstad Holding NV	1,497	97,254
Reed Elsevier NV	8,361	177,411
Royal Dutch Shell plc:
Series A	45,979	1,648,228
Series B	30,227	1,142,171
Tenaris SA	5,701	124,739
TNT Express NV	4,287	39,859
Unilever NV (CVA)	19,599	790,557
Wolters Kluwer NV	3,645	104,187
Ziggo NV	1,811	82,844
		8,008,106

New Zealand - 0.1%
Auckland International Airport Ltd.	12,777	37,108
Contact Energy Ltd	4,427	18,685
Fletcher Building Ltd.	8,284	58,001
Ryman Healthcare Ltd.	4,489	28,993
Telecom Corp. of New Zealand Ltd	21,940	41,608
		184,395

Norway - 0.8%
Aker Solutions ASA	1,985	35,458
DnB ASA	11,758	210,224
Gjensidige Forsikring ASA	2,414	46,025
Norsk Hydro ASA	16,180	72,175
Orkla ASA	9,227	71,949
Seadrill Ltd.	4,516	184,257
StatoilHydro ASA	13,427	325,248
Telenor ASA	8,211	195,651

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Norway - Cont’d
Yara International ASA	2,177	$93,631
		1,234,618
Portugal - 0.2%
Banco Espirito Santo SA*	21,831	31,253
Energias de Portugal SA	24,233	89,150
Galp Energia SGPS SA, B Shares	4,190	68,788
Jeronimo Martins SGPS SA	3,039	59,522
Portugal Telecom SGPS SA	7,577	32,990
		281,703

Singapore - 1.4%
Ascendas Real Estate Investment Trust	24,625	42,916
CapitaCommercial Trust	24,179	27,773
CapitaLand Ltd	30,944	74,274
CapitaMall Trust	29,225	44,103
CapitaMalls Asia Ltd	16,451	25,543
City Developments Ltd	4,940	37,568
ComfortDelgro Corp. Ltd	24,293	38,681
DBS Group Holdings Ltd	20,652	279,755
Global Logistic Properties Ltd	37,335	85,474
Golden Agri-Resources Ltd.	85,253	36,807
Hutchison Port Holdings Trust	63,108	42,598
Jardine Cycle & Carriage Ltd	1,288	36,680
Keppel Corp. Ltd.	17,454	154,720
Keppel Land Ltd.	8,399	22,223
Olam International Ltd	17,694	21,516
Oversea-Chinese Banking Corp. Ltd	31,051	250,897
SembCorp Industries Ltd.	11,870	51,623
SembCorp Marine Ltd.	10,093	35,580
Singapore Airlines Ltd	6,519	53,759
Singapore Exchange Ltd	10,351	59,530
Singapore Press Holdings Ltd	19,317	63,046
Singapore Technologies Engineering Ltd	18,733	58,766
Singapore Telecommunications Ltd	95,911	278,080
StarHub Ltd	7,273	24,717
United Overseas Bank Ltd.	15,308	257,569
UOL Group Ltd.	5,580	27,362
Wilmar International Ltd	23,221	62,911
Yangzijiang Shipbuilding Holdings Ltd	23,165	21,746
		2,216,217

Spain - 3.3%
Abertis Infraestructuras SA	4,631	103,050
ACS Actividades de Construccion y Servicios SA	1,746	60,191
Amadeus IT Holding SA	4,593	196,847
Banco Bilbao Vizcaya Argentaria SA	69,711	859,468
Banco de Sabadell SA	41,035	107,200
Banco Popular Espanol SA*	15,516	93,746
Banco Santander SA	136,708	1,225,491
Bankia SA*	48,672	82,755
CaixaBank SA	20,891	109,036
Distribuidora Internacional de Alimentacion SA	7,382	66,113
Enagas SA	2,306	60,353
Ferrovial SA	4,871	94,397
Gas Natural SDG SA	4,228	108,909
Grifols SA	1,800	86,222

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Spain - Cont’d
Iberdrola SA	56,306	$359,589
Inditex SA	2,624	433,135
International Consolidated Airlines Group SA*	11,432	76,222
Mapfre SA	12,967	55,619
Red Electrica de Espana SA	1,306	87,274
Repsol SA:
Common	10,185	257,092
Rights*	10,185	6,961
Telefonica Deutschland Holding AG	3,371	27,868
Telefonica SA	49,279	803,586
Zardoya Otis SA	2,012	36,455
		5,397,579

Sweden - 3.1%
Alfa Laval AB	3,798	97,492
Assa Abloy AB, Series B	4,019	212,458
Atlas Copco AB:
Series A	8,079	224,099
Series B	4,711	119,609
Boliden AB	3,302	50,574
Electrolux AB, Series B	2,904	76,125
Elekta AB, Series B	4,450	68,087
Getinge AB, Series B	2,416	82,690
Hennes & Mauritz AB, B Shares	11,423	526,376
Hexagon AB, B Shares	2,855	90,297
Husqvarna AB, Series B	4,876	29,372
Industrivarden AB, C Shares	1,487	28,292
Investment AB Kinnevik, Series B	2,700	125,131
Investor AB, Series B	5,480	188,666
Lundin Petroleum AB*	2,687	52,420
Nordea Bank AB	36,544	492,624
Sandvik AB	12,828	181,008
Scania AB, Series B	3,863	75,663
Securitas AB, Series B	3,780	40,194
Skandinaviska Enskilda Banken AB	18,275	241,093
Skanska AB, Series B	4,587	93,768
SKF AB, Series B	4,736	124,296
Svenska Cellulosa AB SCA, Series B	7,046	217,039
Svenska Handelsbanken AB	6,003	295,112
Swedbank AB	10,895	306,787
Swedish Match AB	2,439	78,430
Tele2 AB, B Shares	3,845	43,577
Telefonaktiebolaget LM Ericsson, Series B	36,615	447,157
TeliaSonera AB	28,653	238,704
Volvo AB, Series B	18,276	240,111
		5,087,251

Switzerland - 9.2%
ABB Ltd.*	26,457	697,636
Actelion Ltd.*	1,230	104,083
Adecco SA*	1,599	126,778
Aryzta AG*	1,053	80,886
Baloise Holding AG	573	73,101
Barry Callebaut AG*	26	32,644
Cie Financiere Richemont SA	6,280	626,272
Coca-Cola HBC AG*	2,406	70,259

22 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Switzerland - Cont’d
Credit Suisse Group AG*	18,222	$558,048
EMS-Chemie Holding AG	98	34,888
Geberit AG	454	137,916
Givaudan SA*	99	141,643
Glencore Xstrata plc*	127,661	661,588
Holcim Ltd.*	2,754	206,446
Julius Baer Group Ltd.*	2,702	129,995
Kuehne + Nagel International AG	652	85,742
Lindt & Spruengli AG:
Participation Certificate	10	45,157
Registered Shares	1	54,018
Lonza Group AG*	638	60,615
Nestle SA	38,798	2,845,201
Novartis AG	27,675	2,212,881
Pargesa Holding SA	326	26,323
Partners Group Holding AG	209	55,838
Roche Holding AG	8,452	2,365,364
Schindler Holding AG:
Participation Certificates	555	81,837
Registered Shares	259	38,278
SGS SA	65	149,789
Sika AG	25	89,028
Sonova Holding AG*	602	81,128
STMicroelectronics NV*	7,696	61,927
Sulzer AG	289	46,703
Swatch Group AG:
Bearer Shares	371	245,611
Registered Shares	524	59,082
Swiss Life Holding AG*	387	80,490
Swiss Prime Site AG*	652	50,559
Swiss Re AG*	4,237	390,416
Swisscom AG	281	148,602
Syngenta AG	1,120	446,767
Transocean Ltd.*	4,336	211,529
UBS AG*	43,883	833,848
Zurich Insurance Group AG*	1,790	519,642
		14,968,558

United Kingdom - 19.5%
3i Group plc	11,729	74,858
Aberdeen Asset Management plc	11,579	95,949
Admiral Group plc	2,315	50,260
Aggreko plc	3,247	91,966
AMEC plc	3,589	64,715
Anglo American plc	16,773	366,932
Antofagasta plc	4,761	65,017
ARM Holdings plc	16,834	306,610
Associated British Foods plc	4,301	174,281
AstraZeneca plc	15,069	892,690
Aviva plc	35,454	264,234
Babcock International Group plc	4,371	98,157
BAE Systems plc	38,860	280,152
Barclays plc	183,857	828,649
BG Group plc	40,962	880,825
BHP Billiton plc	25,411	787,104
BP plc	226,785	1,834,340

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
British American Tobacco plc	22,894	$1,228,569
British Land Co. plc	11,381	118,640
British Sky Broadcasting Group plc	12,448	174,118
BT Group plc	95,153	598,303
Bunzl plc	4,016	96,508
Burberry Group plc	5,340	134,166
Capita plc	7,941	136,607
Carnival plc	2,216	91,851
Centrica plc	61,916	356,787
Cobham plc	13,023	59,245
Compass Group plc	21,755	349,008
Croda International plc	1,639	66,740
Diageo plc	30,210	1,001,341
Direct Line Insurance Group plc	13,535	55,989
easyJet plc	1,914	48,723
Experian plc	12,084	223,099
Fresnillo plc	2,224	27,478
G4S plc	18,734	81,501
GKN plc	19,759	122,243
GlaxoSmithKline plc	58,939	1,574,107
Hammerson plc	8,607	71,607
Hargreaves Lansdown plc	2,577	57,827
HSBC Holdings plc	224,456	2,464,068
ICAP plc	6,633	49,644
IMI plc	3,802	96,091
Imperial Tobacco Group plc	11,662	451,875
Inmarsat plc	5,412	67,808
InterContinental Hotels Group plc	3,162	105,489
Intertek Group plc	1,947	101,579
Intu Properties plc	8,082	41,509
Invensys plc	7,878	66,391
Investec plc	6,942	50,346
ITV plc	45,101	145,007
J Sainsbury plc	14,905	90,163
Johnson Matthey plc	2,474	134,485
Kingfisher plc	28,548	182,012
Land Securities Group plc	9,457	151,010
Legal & General Group plc	71,174	262,690
Lloyds TSB Group plc*	601,052	785,742
London Stock Exchange Group plc	2,127	61,090
Marks & Spencer Group plc	19,504	139,833
Meggitt plc	9,525	83,270
Melrose Industries plc	15,293	77,480
National Grid plc	44,876	586,059
Next plc	1,892	170,891
Old Mutual plc	58,913	184,631
Pearson plc	9,870	219,355
Persimmon plc*	3,668	75,319
Petrofac Ltd	3,132	63,534
Prudential plc	30,791	683,801
Randgold Resources Ltd	1,057	66,392
Reckitt Benckiser Group plc	7,781	618,079
Reed Elsevier plc	14,164	211,031
Resolution Ltd.	17,122	100,452
Rexam plc	9,557	84,025
Rio Tinto plc	15,296	864,310

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Rolls-Royce Holdings plc*	22,622	$478,016
Royal Bank of Scotland Group plc*	25,863	144,919
RSA Insurance Group plc	44,134	66,853
SABMiller plc	11,574	594,821
Sage Group plc	13,399	89,646
Schroders plc	1,228	52,874
Segro plc	8,961	49,603
Serco Group plc	6,027	49,863
Severn Trent plc	2,884	81,493
Shire plc	6,655	314,557
Smith & Nephew plc	10,814	154,309
Smiths Group plc	4,753	116,582
SSE plc	11,602	263,424
Standard Chartered plc	29,159	657,223
Standard Life plc	28,591	170,392
Subsea 7 SA	3,185	60,934
Tate & Lyle plc	5,630	75,485
Tesco plc	97,231	538,775
The Weir Group plc	2,573	90,913
Travis Perkins plc	2,959	91,802
TUI Travel plc	5,399	36,963
Tullow Oil plc	10,965	155,373
Unilever plc	15,441	635,153
United Utilities Group plc	8,233	91,623
Vodafone Group plc	582,925	2,289,614
Whitbread plc	2,164	134,526
William Hill plc	10,454	69,631
William Morrison Supermarkets plc	26,652	115,285
Wolseley plc	3,204	181,867
WPP plc	16,062	367,350
		31,586,526

United States - 0.1%
Perrigo Co. plc	447	68,597
REA Group Ltd.	633	21,341
Sky Deutschland AG*	5,276	58,156
		148,094

Total Equity Securities (Cost $119,843,323)		159,557,088

EXCHANGE TRADED PRODUCTS - 1.3%
iShares MSCI EAFE ETF	32,586	2,185,217

Total Exchange Traded Products (Cost $2,163,507)		2,185,217

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 25

	PRINCIPAL
TIME DEPOSIT - 0.1%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$104,013	$104,013

Total Time Deposit (Cost $104,013)		104,013

TOTAL INVESTMENTS (Cost $122,110,843) - 99.7%		161,846,318
Other assets and liabilities, net - 0.3%		466,743
NET ASSETS - 100%		$162,313,061

NET ASSETS CONSISTS OF:
Paid-in capital applicable to the following shares of common stock outstanding;
with 20,000,000 shares of $0.10 par value shares authorized:
Class I: 1,851,623 shares outstanding		$140,175,152
Class F: 36,234 shares outstanding		2,085,934
Undistributed net investment income		226,739
Accumulated net realized gain (loss) on investments and foreign currency transactions		(19,917,770)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		39,743,006

NET ASSETS		$162,313,061

NET ASSET VALUE PER SHARE
Class I (based on net assets of $159,182,079)		$85.97
Class F (based on net assets of $3,130,982)		$86.41

(b) This security was valued under the direction of the Board of Directors. See Note A.

* Non-income producing security.

Abbreviations:
CVA: Certificaten Van Aandelen
ETF: Exchange Traded Fund
FDR: Fiduciary Depositary Receipts
plc: Public Limited Company
REIT: Real Estate Investment Trust
SDR: Swedish Depositary Receipts

See notes to financial statements.

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $330,769)	$4,745,107
Interest income	220
Total investment income	4,745,327

Expenses:
Investment advisory fee	853,014
Transfer agency fees and expenses	24,691
Administrative fees	152,323
Distribution Plan expenses:
Class F	5,192
Directors’ fees and expenses	26,430
Custodian fees	216,995
Reports to shareholders	34,591
Professional fees	40,474
Accounting fees	24,314
Miscellaneous	107,201
Total expenses	1,485,225
Reimbursement from Advisor:
Class F	(1,911)
Net expenses	1,483,314

NET INVESTMENT INCOME	3,262,013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,277,208
Foreign currency transactions	(22,350)
1,254,858

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	24,337,267
Assets and liabilities denominated in foreign currencies	10,633
24,347,900

NET REALIZED AND UNREALIZED
GAIN (LOSS)	25,602,758

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,864,771

See notes to financial statements.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$3,262,013	$3,393,476
Net realized gain (loss)	1,254,858	(1,295,766)
Change in unrealized appreciation (depreciation)	24,347,900	19,693,053

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,864,771	21,790,763

Distributions to shareholders from:
Net investment income:
Class I shares	(3,511,567)	(3,204,401)
Class F shares	(62,016)	(101,535)
Total distributions	(3,573,583)	(3,305,936)

Capital share transactions:
Shares sold:
Class I shares	16,622,125	16,979,320
Class F shares	916,016	1,337,754
Reinvestment of distributions:
Class I shares	3,511,567	3,204,401
Class F shares	62,016	101,535
Shares redeemed:
Class I shares	(28,260,195)	(18,055,241)
Class F shares	(423,507)	(6,216,322)
Total capital share transactions	(7,571,978)	(2,648,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,719,210	15,836,274

NET ASSETS
Beginning of year	144,593,851	128,757,577
End of year (including undistributed net investment income
of $226,739 and $548,014, respectively)	$162,313,061	$144,593,851

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	207,500	248,487
Class F shares	11,357	19,684
Reinvestment of distributions:
Class I shares	42,140	44,389
Class F shares	740	1,400
Shares redeemed:
Class I shares	(352,857)	(263,301)
Class F shares	(5,244)	(89,611)
Total capital share activity	(96,364)	(38,952)

See notes to financial statements.

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 29

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, securities valued at $0 or 0% of net assets were fair valued in good faith under the direction of the Board.

30 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$159,557,088	—	**	$159,557,088
Exchange traded products	2,185,217	—	—	2,185,217
Other debt obligations	—	$104,013	—	104,013
TOTAL	$161,742,305	$104,013	**	$162,846,318

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.0% of net assets.

During the year ended December 31, 2013, securities valued at $142,702,807 were transferred out of Level 2 and into Level 1. On December 31, 2012, price movements had exceeded specified parameters and the third party fair pricing service had quantitatively fair valued securities valued at $142,702,807, which were classified as Level 2. On December 31, 2013, price movements did not exceed specified parameters and these securities were not fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 31

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $74,885 was payable at year end. In addition, $29,974 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense caps are 1.19% for Class F and .99% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

The Advisor further voluntarily reimbursed the Porfolio for expenses of $620 for the year ended December 31, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,273 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $522 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $10,410 for the year ended December 31, 2013. Under the terms of the agreement, $970 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $18,422,380 and $27,114,120, respectively.

Capital Loss Carryforwards
Expiration Date:
31-Dec-15	($186,055)
31-Dec-16	(15,302,273)
31-Dec-17	(15,978)

No Expiration Date:
Long-term	($1,707,664)

32 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$3,573,583	$3,305,936
Total	$3,573,583	$3,305,936

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$43,784,604
Unrealized (depreciation)	(7,183,431)
Net unrealized appreciation/(depreciation)	$36,601,173
Undistributed ordinary income	$655,241
Capital loss carryforward	($17,211,970)
Federal income tax cost of investments	$125,245,145

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, passive foreign investment companies, and capital loss limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	($9,705)
Accumulated net realized gain (loss)	9,705

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 33

For the year ended December 31, 2013, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$36,496	1.40%	$938,301	October 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

34 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$72.87	$63.54	$74.78
Income from investment operations:
Net investment income	1.70	1.70	1.85
Net realized and unrealized gain (loss)	13.34	9.30	(11.37)
Total from investment operations	15.04	11.00	(9.52)
Distributions from:
Net investment income	(1.94)	(1.67)	(1.72)
Total distributions	(1.94)	(1.67)	(1.72)
Total increase (decrease) in net asset value	13.10	9.33	(11.24)
Net asset value, ending	$85.97	$72.87	$63.54

Total return*	20.72%	17.34%	(12.71%)
Ratios to average net assets: A
Net investment income	2.15%	2.51%	2.53%
Total expenses	.97%	.96%	1.00%
Expenses before offsets	.97%	.96%	.95%
Net expenses	.97%	.96%	.95%
Portfolio turnover	12%	16%	24%
Net assets, ending (in thousands)	$159,182	$142,443	$122,329

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2010 (z)	2009
Net asset value, beginning		$70.89	$56.55
Income from investment operations:
Net investment income		1.27	1.33
Net realized and unrealized gain (loss)		3.49	14.41
Total from investment operations		4.76	15.74
Distributions from:
Net investment income		(.87)	(1.40)
Total distributions		(.87)	(1.40)
Total increase (decrease) in net asset value		3.89	14.34
Net asset value, ending		$74.78	$70.89

Total return*		6.71%	27.83%
Ratios to average net assets: A
Net investment income		1.84%	2.10%
Total expenses		1.07%	1.05%
Expenses before offsets		.95%	.95%
Net expenses		.95%	.95%
Portfolio turnover		77%	29%
Net assets, ending (in thousands)		$182,192	$81,899

See notes to financial highlights.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 35

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS F SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$73.19	$65.66	$76.90
Income from investment operations:
Net investment income	1.49	1.80	1.67
Net realized and unrealized gain (loss)	13.44	9.36	(11.60)
Total from investment operations	14.93	11.16	(9.93)
Distributions from:
Net investment income	(1.71)	(3.63)	(1.31)
Total distributions	(1.71)	(3.63)	(1.31)
Total increase (decrease) in net asset value	13.22	7.53	(11.24)
Net asset value, ending	$86.41	$73.19	$65.66

Total return*	20.47%	17.05%	(12.90%)
Ratios to average net assets: A
Net investment income	1.85%	2.66%	2.24%
Total expenses	1.26%	1.25%	1.25%
Expenses before offsets	1.19%	1.18%	1.16%
Net expenses	1.19%	1.18%	1.16%
Portfolio turnover	12%	16%	24%
Net assets, ending (in thousands)	$3,131	$2,150	$6,429

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS F SHARES		2010 (z)	2009
Net asset value, beginning		$73.19	$57.91
Income from investment operations:
Net investment income		1.33	.68
Net realized and unrealized gain (loss)		3.42	15.23
Total from investment operations		4.75	15.91
Distributions from:
Net investment income		(1.04)	(.63)
Total distributions		(1.04)	(.63)
Total increase (decrease) in net asset value		3.71	15.28
Net asset value, ending		$76.90	$73.19

Total return*		6.50%	27.47%
Ratios to average net assets: A
Net investment income		1.86%	1.67%
Total expenses		1.30%	1.42%
Expenses before offsets		1.15%	1.15%
Net expenses		1.15%	1.15%
Portfolio turnover		77%	29%
Net assets, ending (in thousands)		$7,152	$4,943

See notes to financial highlights.

36 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 37

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

38 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 39

data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and three-year periods ended June 30, 2013, and performed below the median of its peer universe for the five-year period ended June 30, 2013. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2013, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2013. The Board took into account management’s discus-

40 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

sion of the Portfolio’s performance, including the impact of Portfolio expenses and fair valuation determinations on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 41

on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subad-visory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

42 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 43

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

44 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 45

Calvert VP Investment Grade Bond Index Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, the Calvert VP Investment Grade Bond Index Portfolio returned -2.80% compared with -2.02% for the Barclays U.S. Aggregate Bond Index. The underperformance was largely due to fees and operating expenses, which the Index does not incur.

INVESTMENT CLIMATE

The fixed-income markets performed poorly in 2013, as interest rates increased during the year. Beginning in May, speculation that the Federal Reserve (Fed) would begin tapering its quantitative-easing program caused interest rates to start rising. Speculation became reality with the Fed’s announcement in December. As a result, the 10-year Treasury rate increased over the year from 1.76% to 3.03%, delivering negative total returns for fixed-income investors, particularly on the longer end of the yield curve.1 As interest rates rise, the prices of existing bonds decline.

PORTFOLIO STRATEGY

As an index fund, the Portfolio employs a passive management approach in pursuit of its goal to mirror, as closely as possible, the performance of the Barclays U.S. Aggregate Bond Index. However, with more than 8,700 securities, full replication is not feasible.

Therefore, we employ a stratified sampling strategy to create a Portfolio of securities with similar characteristics to the Index, including duration, sector allocation, and quality. Stratified sampling requires the portfolio manager to select securities in each sector to represent sectors in the index. Since the Barclays U.S. Aggregate Bond Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	-2.80%
Five year	4.01%
Ten year	4.27%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.49%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

Securitized bonds, which are primarily mortgage-backed securities, were the top performers within the Index, returning -1.31%. Corporate bonds returned -1.53% for the year, while Treasury securities earned -2.75% within the Index.

OUTLOOK

The outlook for 2014 is for continued economic growth in the United States and moderate growth globally. The Fed is expected to taper throughout the year and end its quantitative easing by year-end. Consensus is for inflation to remain low and the unemployment rate to decline. In this environment, interest rates should normalize when the external influence from the Fed is removed. We expect rates to rise modestly before the yield curve eventually flattens.

Corporate earnings and balance sheets remain healthy, so corporate bonds are expected to outperform. Securitized bonds may underperform due to their negative convexity. Treasury securities are also expected to underperform due to their lack of incremental yield compared to corporate or mortgage-backed securities. In a rising interest-rate environment, short-duration bonds are expected to outperform long-duration bonds.2

January 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Asset Backed Securities	0.1%
Basic Materials	0.9%
Communications	1.3%
Consumer, Cyclical	1.6%
Consumer, Non-cyclical	1.5%
Energy	2.5%
Financials	8.2%
Government	46.2%
Industrials	3.5%
Mortgage Securities	31.3%
Short-Term Investments	0.5%
Technology	1.0%
Utilities	1.4%
Total	100%

1. The yield curve refers to the difference between short, intermediate, and long-term interest rates at any point in time.

2. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,000.57	$2.56

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.65	$2.59

* Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Investment Grade Bond Index Portfolio, (formerly, Calvert VP Barclays Capital Aggregate Bond Index Portfolio) (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Investment Grade Bond Index Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.1%	AMOUNT	VALUE
Citibank Omni Master Trust, 4.90%, 11/15/18 (e)	$100,000	$103,664

Total Asset-Backed Securities (Cost $105,921)		103,664

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
Banc of America Commercial Mortgage Trust, 5.623%, 4/10/49 (r)	550,000	609,464
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	500,000	521,432
3.742%, 11/10/46 (e)	874,804	919,387
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (e)	500,000	526,746

Total Commercial Mortgage-Backed Securities (Cost $2,397,282)		2,577,029

CORPORATE BONDS - 21.9%
Alcoa, Inc., 5.72%, 2/23/19	149,000	158,752
American Express Credit Corp., 2.75%, 9/15/15	200,000	206,971
Amgen, Inc., 4.10%, 6/15/21	700,000	729,449
Apache Corp., 5.625%, 1/15/17	100,000	112,389
AstraZeneca plc, 6.45%, 9/15/37	350,000	417,935
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	870,274
Bank of America Corp.:
5.65%, 5/1/18	250,000	284,567
3.30%, 1/11/23	950,000	898,954
Bank of New York Mellon Corp., 1.30%, 1/25/18	850,000	828,651
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500,000	495,844
4.30%, 5/15/43	1,000,000	900,605
BorgWarner, Inc., 5.75%, 11/1/16	500,000	553,988
BP Capital Markets plc:
4.50%, 10/1/20	400,000	432,166
2.50%, 11/6/22	500,000	455,242
2.75%, 5/10/23	1,000,000	913,096
British Telecommunications plc, 1.625%, 6/28/16	300,000	302,644
CA, Inc., 5.375%, 12/1/19	100,000	111,193
Caterpillar Financial Services Corp., 1.25%, 11/6/17	650,000	640,688
Cigna Corp., 4.00%, 2/15/22	300,000	305,361
Cintas Corp. No. 2, 3.25%, 6/1/22	200,000	190,670
Citigroup, Inc.:
1.75%, 5/1/18	450,000	442,482
6.125%, 5/15/18	200,000	231,458
3.375%, 3/1/23	750,000	712,886
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	118,408
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	228,452
Deere & Co., 6.55%, 10/1/28	250,000	301,883
DIRECTV Holdings LLC, 5.20%, 3/15/20	1,000,000	1,088,972
Discovery Communications LLC, 5.05%, 6/1/20	200,000	218,309
Emerson Electric Co., 4.75%, 10/15/15	200,000	213,833
Enbridge Energy Partners LP, 5.20%, 3/15/20	200,000	214,689
Energizer Holdings, Inc., 4.70%, 5/19/21	700,000	707,107
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	1,028,642
Ensco plc, 4.70%, 3/15/21	700,000	740,419
EOG Resources, Inc., 2.625%, 3/15/23	750,000	682,327

8 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Equifax, Inc., 3.30%, 12/15/22	$350,000	$323,093
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	600,000	587,993
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	1,000,000	1,009,960
GATX Corp., 4.85%, 6/1/21	700,000	714,570
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	216,435
5.375%, 3/15/20	150,000	166,819
GTE Corp., 6.94%, 4/15/28	80,000	90,811
HCP, Inc., 2.625%, 2/1/20	700,000	667,232
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	852,508
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,000,000	927,181
Intel Corp., 1.35%, 12/15/17	750,000	741,254
John Deere Capital Corp., 1.20%, 10/10/17	250,000	243,785
JPMorgan Chase & Co.:
4.50%, 1/24/22	400,000	423,092
3.375%, 5/1/23	700,000	652,400
Kennametal, Inc., 2.65%, 11/1/19	950,000	925,060
Kimco Realty Corp., 4.30%, 2/1/18	300,000	322,784
L-3 Communications Corp.:
5.20%, 10/15/19	200,000	216,170
4.75%, 7/15/20	800,000	830,190
Liberty Property LP, 3.375%, 6/15/23	250,000	227,532
Lockheed Martin Corp., 4.85%, 9/15/41	1,000,000	982,738
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	513,557
MDC Holdings, Inc., 5.625%, 2/1/20	200,000	209,500
Monongahela Power Co., 5.40%, 12/15/43 (e)	900,000	934,799
Morgan Stanley:
5.95%, 12/28/17	950,000	1,085,394
4.10%, 5/22/23	500,000	483,876
Northern Trust Corp., 3.45%, 11/4/20	100,000	102,849
NYSE Euronext, 2.00%, 10/5/17	450,000	450,585
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	530,682
Oracle Corp.:
5.75%, 4/15/18	250,000	288,892
2.375%, 1/15/19	900,000	908,057
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	263,822
PNC Bank NA, 2.70%, 11/1/22	850,000	770,497
Post Apartment Homes LP, 3.375%, 12/1/22	950,000	875,139
Precision Castparts Corp., 1.25%, 1/15/18	750,000	730,126
Public Service Co. of Colorado, 2.25%, 9/15/22	250,000	226,628
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	891,088
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	400,000	411,672
3.75%, 9/20/21	400,000	403,839
Stanley Black & Decker, Inc., 2.90%, 11/1/22	500,000	464,514
TCI Communications, Inc., 8.75%, 8/1/15	100,000	112,466
Teck Resources Ltd., 4.75%, 1/15/22	400,000	403,831
Texas Eastern Transmission LP, 2.80%, 10/15/22 (e)	400,000	357,681
The Mosaic Co., 5.625%, 11/15/43	400,000	405,793
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	495,522
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	101,536
Time Warner, Inc., 4.875%, 3/15/20	100,000	109,608
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	303,868
US Bank, 4.95%, 10/30/14	100,000	103,804
VF Corp., 3.50%, 9/1/21	400,000	399,833

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Wal-Mart Stores, Inc.:
6.50%, 8/15/37	$250,000	$312,733
4.00%, 4/11/43	500,000	444,992
WellPoint, Inc., 3.70%, 8/15/21	800,000	797,044
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	989,541

Total Corporate Bonds (Cost $43,695,130)		43,744,681

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 10.3%
Fannie Mae:
2.375%, 7/28/15	1,000,000	1,031,606
4.875%, 12/15/16	1,000,000	1,118,564
6.25%, 5/15/29	1,600,000	2,005,829
Federal Home Loan Bank, 4.875%, 5/17/17	1,000,000	1,128,967
Freddie Mac:
5.25%, 4/18/16	1,000,000	1,107,772
2.00%, 8/25/16	1,000,000	1,034,112
5.00%, 2/16/17	1,000,000	1,125,518
5.125%, 11/17/17	1,000,000	1,140,994
4.875%, 6/13/18	4,000,000	4,545,212
3.75%, 3/27/19	3,200,000	3,487,901
2.375%, 1/13/22	1,500,000	1,433,947
6.75%, 3/15/31	1,000,000	1,323,086

Total U.S. Government Agencies and Instrumentalities (Cost $20,214,894)		20,483,508

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.9%
Fannie Mae:
5.00%, 12/1/16	138,268	147,048
5.00%, 11/1/17	22,364	23,795
5.50%, 8/1/18	84,431	91,241
4.61%, 12/1/19	472,165	487,481
5.00%, 6/1/20	44,941	47,853
6.50%, 4/1/23	49,004	51,371
3.50%, 5/1/26	942,455	985,902
2.50%, 12/1/27	832,210	819,219
4.50%, 5/1/31	810,523	871,310
6.50%, 8/1/32	92,948	103,367
5.50%, 7/1/33	244,065	271,988
5.50%, 7/1/33	103,080	113,582
6.00%, 8/1/33	57,084	64,061
5.50%, 11/1/33	130,575	143,903
5.50%, 3/1/34	237,084	261,032
6.00%, 6/1/34	158,693	176,446
5.00%, 7/1/34	240,227	261,016
5.00%, 10/1/34	210,814	228,965
5.50%, 3/1/35	287,138	315,648
5.50%, 6/1/35	163,543	179,554
5.50%, 9/1/35	146,102	160,685
5.50%, 2/1/36	68,134	74,880
5.50%, 4/1/36	390,090	416,340
5.00%, 7/1/36	1,024,346	1,114,221
6.50%, 9/1/36	207,236	230,104
5.50%, 11/1/36	99,933	109,824
6.00%, 8/1/37	1,168,662	1,296,230

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE
Fannie Mae - Cont’d:
6.00%, 5/1/38	$122,184	$135,189
5.50%, 6/1/38	152,422	167,999
6.00%, 7/1/38	658,077	737,662
2.396%, 9/1/38 (r)	686,065	727,332
4.00%, 3/1/39	207,906	214,114
4.50%, 5/1/40	882,751	937,879
4.50%, 7/1/40	441,093	467,491
4.50%, 10/1/40	1,612,276	1,708,477
3.50%, 2/1/41	960,615	955,351
4.00%, 2/1/41	1,308,005	1,347,365
3.50%, 3/1/41	1,000,230	994,748
4.00%, 3/1/41	582,039	599,550
3.50%, 3/1/42	1,697,885	1,689,444
4.00%, 7/1/42	1,026,837	1,057,624
4.00%, 8/1/42	1,317,966	1,344,604
3.50%, 12/1/42	1,816,394	1,807,351
3.00%, 1/1/43	1,827,407	1,736,762
3.00%, 5/1/43	2,734,365	2,598,623
3.00%, 8/1/43	2,062,896	1,960,793
3.50%, 8/1/43	1,882,975	1,848,058
Freddie Mac:
4.50%, 9/1/18	97,114	102,973
5.00%, 11/1/20	100,822	107,017
4.00%, 3/1/25	838,381	885,194
3.50%, 11/1/25	773,439	806,840
3.50%, 7/1/26	569,411	594,019
2.50%, 3/1/28	280,694	278,417
5.00%, 2/1/33	55,658	60,012
5.00%, 4/1/35	114,977	124,256
5.00%, 12/1/35	266,955	288,318
6.00%, 8/1/36	88,602	98,304
5.00%, 10/1/36	510,660	550,642
6.50%, 10/1/37	81,859	88,075
5.00%, 1/1/38	1,034,149	1,113,313
5.00%, 7/1/39	357,005	386,756
4.00%, 11/1/39	817,274	839,745
4.50%, 1/1/40	389,163	412,252
5.00%, 1/1/40	1,392,480	1,515,087
4.50%, 4/1/40	929,596	984,273
6.00%, 4/1/40	198,700	219,072
4.50%, 5/1/40	325,996	345,499
4.50%, 5/1/40	730,141	773,280
4.00%, 2/1/41	547,525	562,726
4.50%, 6/1/41	546,482	579,301
3.50%, 10/1/41	1,149,749	1,142,099
3.00%, 7/1/42	547,092	518,981
3.50%, 7/1/42	1,372,687	1,363,554
3.00%, 1/1/43	1,779,741	1,688,192
Ginnie Mae:
4.50%, 7/20/33	412,848	445,428
5.50%, 7/20/34	193,783	215,483
6.00%, 11/20/37	286,354	322,512
6.00%, 10/15/38	1,223,794	1,360,763
5.00%, 12/15/38	564,625	612,516
5.00%, 5/15/39	722,782	791,313

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 11

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE
Ginnie Mae - Cont’d:
4.50%, 10/15/39	$515,403	$552,603
5.00%, 10/15/39	$839,057	$919,116
4.50%, 8/15/40	1,493,249	1,614,494
4.00%, 12/20/40	1,513,559	1,587,896
4.00%, 11/20/41	1,197,572	1,246,810
4.00%, 8/20/42	1,396,750	1,454,355

Total U.S. Government Agency Mortgage-Backed Securities (Cost $60,020,725)		59,634,968

U.S. TREASURY OBLIGATIONS - 35.7%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,384,297
8.00%, 11/15/21	1,000,000	1,389,062
6.25%, 8/15/23	2,000,000	2,569,062
5.50%, 8/15/28	1,000,000	1,232,656
5.375%, 2/15/31	2,000,000	2,450,938
4.50%, 2/15/36	1,000,000	1,112,656
4.375%, 11/15/39	1,000,000	1,086,719
3.875%, 8/15/40	1,000,000	1,000,312
4.375%, 5/15/41	1,300,000	1,410,500
3.125%, 11/15/41	1,000,000	863,750
3.00%, 5/15/42	2,000,000	1,677,188
2.75%, 11/15/42	1,000,000	790,625
United States Treasury Notes:
4.25%, 8/15/14	1,000,000	1,025,469
2.375%, 10/31/14	1,000,000	1,018,320
2.125%, 11/30/14	2,000,000	2,035,468
2.25%, 1/31/15	1,000,000	1,022,266
2.375%, 2/28/15	2,000,000	2,050,078
2.50%, 4/30/15	1,000,000	1,030,195
2.125%, 5/31/15	2,000,000	2,053,204
1.75%, 7/31/15	1,000,000	1,023,320
1.25%, 8/31/15	2,000,000	2,031,796
1.25%, 10/31/15	1,000,000	1,016,562
4.50%, 11/15/15	1,000,000	1,077,305
2.00%, 1/31/16	2,000,000	2,065,624
2.375%, 3/31/16	1,000,000	1,043,125
2.00%, 4/30/16	2,000,000	2,069,062
1.50%, 7/31/16	1,000,000	1,022,812
4.875%, 8/15/16	2,000,000	2,221,876
2.75%, 11/30/16	1,000,000	1,057,109
0.875%, 1/31/17	2,000,000	2,001,876
3.00%, 2/28/17	1,000,000	1,065,625
4.50%, 5/15/17	2,000,000	2,231,876
2.375%, 7/31/17	1,000,000	1,044,922
1.875%, 9/30/17	2,000,000	2,051,094
4.25%, 11/15/17	1,000,000	1,113,438
2.625%, 1/31/18	1,000,000	1,051,562
3.50%, 2/15/18	2,000,000	2,171,250
2.375%, 5/31/18	1,000,000	1,038,047
4.00%, 8/15/18	2,000,000	2,218,282
3.75%, 11/15/18	1,000,000	1,097,422
3.125%, 5/15/19	2,000,000	2,131,250
3.625%, 8/15/19	1,000,000	1,089,609
3.375%, 11/15/19	1,000,000	1,075,625

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - CONT’D	AMOUNT	VALUE
United States Treasury Notes - Cont’d:
3.625%, 2/15/20	$1,000,000	$1,088,438
2.625%, 8/15/20	1,000,000	1,020,312
2.625%, 11/15/20	1,000,000	1,016,250
3.625%, 2/15/21	2,000,000	2,158,282
3.125%, 5/15/21	1,000,000	1,042,422
1.75%, 5/15/22	1,000,000	924,688
1.625%, 11/15/22	1,000,000	902,656

Total U.S. Treasury Obligations (Cost $71,823,403)		71,366,282

TIME DEPOSIT - 0.5%
State Street Bank Time Deposit, 0.083%, 1/2/14	1,067,953	1,067,953

Total Time Deposit (Cost $1,067,953)		1,067,953

TOTAL INVESTMENTS (Cost $199,325,308) - 99.7%		198,978,085
Other assets and liabilities, net - 0.3%		654,910
NET ASSETS - 100%		$199,632,995

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 3,759,101 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$200,121,621
Undistributed net investment income		477,422
Accumulated net realized gain (loss)		(618,825)
Net unrealized appreciation (depreciation)		(347,223)

NET ASSETS		$199,632,995

NET ASSET VALUE PER SHARE		$53.11

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 13

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$15,957
Interest income	4,745,876
Total investment income	4,761,833

Expenses:
Investment advisory fee	609,082
Transfer agency fees and expenses	30,486
Directors’ fees and expenses	34,665
Administrative fees	203,027
Accounting fees	33,024
Custodian fees	36,559
Reports to shareholders	17,532
Professional fees	43,723
Miscellaneous	14,803
Total expenses	1,022,901

NET INVESTMENT INCOME	3,738,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	376,010
Change in unrealized appreciation (depreciation)	(9,969,706)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	(9,593,696)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($5,854,764)

See notes to financial statements.

14 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$3,738,932	$3,870,364
Net realized gain (loss)	376,010	1,442,780
Change in unrealized appreciation (depreciation)	(9,969,706)	1,634,051

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,854,764)	6,947,195

Distributions to shareholders from:
Net investment income	(4,774,262)	(4,523,142)
Net realized gain	(283,516)	(999,300)
Total distributions	(5,057,778)	(5,522,442)

Capital share transactions:
Shares sold	26,901,548	48,085,664
Reinvestment of distributions	5,057,778	5,522,442
Shares redeemed	(24,855,975)	(20,420,976)
Total capital share transactions	7,103,351	33,187,130

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,809,191)	34,611,883

NET ASSETS
Beginning of year	203,442,186	168,830,303
End of year (including undistributed net investment income of
$477,422 and $535,919, respectively)	$199,632,995	$203,442,186

CAPITAL SHARE ACTIVITY
Shares sold	487,588	848,618
Reinvestment of distributions	95,071	98,404
Shares redeemed	(452,492)	(359,942)
Total capital share activity	130,167	587,080

See notes to financial statements.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 15

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Investment Grade Bond Index Portfolio (formerly known as Calvert VP Barclays Capital Aggregate Bond Index Portfolio) (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For

16 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 17

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$103,664	—	$103,664
Commercial mortgage-backed securities	—	2,577,029	—	2,577,029
Corporate debt	—	43,744,681	—	43,744,681
Other debt obligations	—	1,067,953	—	1,067,953
U.S. government obligations	—	151,484,758	—	151,484,758
TOTAL	—	$198,978,085	—	$198,978,085

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $45,717 was payable at year end. In addition, $23,837 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not

18 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $15,239 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $18,534 for the year ended December 31, 2013. Under the terms of the agreement, $1,293 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $25,351,242 and $23,115,608, respectively. U.S. government security purchases and sales were $65,058,963 and $59,423,168, respectively.

Capital Loss Carryforwards
No Expiration Date:
Short-term	($343,440)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$4,858,697	$5,129,135
Long-term capital gain	199,081	393,307
Total	$5,057,778	$5,522,442

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,556,754
Unrealized (depreciation)	(4,179,362)
Net unrealized appreciation/(depreciation)	($622,608)
Undistributed ordinary income	$477,422
Capital loss carryforward	($343,440)
Federal income tax cost of investments	$199,600,693

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 19

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$976,833
Accumulated net realized gain (loss)	(976,833)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$222	1.42%	$41,163	June 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

20 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011 (z)
Net asset value, beginning	$56.06	$55.50	$52.80
Income from investment operations:
Net investment income	1.03	1.08	1.42
Net realized and unrealized gain (loss)	(2.59)	1.04	3.01
Total from investment operations	(1.56)	2.12	4.43
Distributions from:
Net investment income	(1.31)	(1.28)	(1.35)
Net realized gain	(.08)	(.28)	(.38)
Total distributions	(1.39)	(1.56)	(1.73)
Total increase (decrease) in net asset value	(2.95)	.56	2.70
Net asset value, ending	$53.11	$56.06	$55.50

Total return*	(2.80%)	3.83%	8.39%
Ratios to average net assets: A
Net investment income	1.84%	2.07%	2.58%
Total expenses	.50%	.49%	.50%
Expenses before offsets	.50%	.49%	.50%
Net expenses	.50%	.49%	.50%
Portfolio turnover	41%	43%	40%
Net assets, ending (in thousands)	$199,633	$203,442	$168,830

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010 (z)	2009 (z)
Net asset value, beginning		$50.82	$51.17
Income from investment operations:
Net investment income		1.56	2.00
Net realized and unrealized gain (loss)		1.67	.35
Total from investment operations		3.23	2.35
Distributions from:
Net investment income		(1.08)	(2.50)
Net realized gain		(.17)	(.20)
Total distributions		(1.25)	(2.70)
Total increase (decrease) in net asset value		1.98	(.35)
Net asset value, ending		$52.80	$50.82

Total return*		6.37%	4.59%
Ratios to average net assets: A
Net investment income		2.89%	3.83%
Total expenses		.53%	.54%
Expenses before offsets		.53%	.54%
Net expenses		.52%	.54%
Portfolio turnover		99%	71%
Net assets, ending (in thousands)		$109,616	$37,629

See notes to financial highlights.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 21

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

22 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 23

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to

24 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio under-performed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. The Board also took into account management’s discussion of the Portfolio’s performance, including the composition of the peer universe against which the Portfolio was being measured. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

track the same benchmark index as does the Portfolio.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s sub-advisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications

26 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

28 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 29

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

30 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Calvert VP Inflation Protected Plus Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, the Calvert VP Inflation Protected Plus Portfolio returned -7.41% compared with -8.61% for the Barclays U.S. Treasury Inflation Protected Securities (TIPs) Index. The smaller loss relative to the Index was primarily due to the Portfolio’s exposure to floating-rate securities and higher-yielding corporate bonds.

INVESTMENT CLIMATE

The fixed income markets performed poorly in 2013, as interest rates increased during the year. Beginning in May, speculation that the Federal Reserve (Fed) would begin tapering the quantitative easing (“QE2”) caused interest rates to start rising. Speculation became reality with the Fed’s announcement in December. As a result, the 10-year Treasury rate increased over the year from 1.76% to 3.03%, delivering negative returns for fixed-income investors, particularly on the longer end of the yield curve.

The rate of inflation, as measured by the Consumer Price Index for Urban Consumers, was up 1.2% in 2013 versus 1.7% in 2012. Core inflation, which excludes food and energy, advanced at a rate of 1.7% in 2013 versus 1.9% in 2012. Inflation decreased last year and appears to be under control entering 2014.

The difference between the yield on a 10-year Treasury bond and the 10-year TIPs bond was 2.26% at the end of 2013. This compares with 2.49% at the end of 2012. The smaller spread implies that investor’s expectations of future inflation decreased in 2013.

PORTFOLIO STRATEGY

The Portfolio primarily invests in TIPs and floating-rate securities, as well as a smaller number of fixed-rate corporate and agency bonds. The combination of longer-dated TIPs,

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	-7.41%
Five year	4.73%
Since inception (12/28/2006)	4.55%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.71%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

floating-rate notes, and intermediate-term corporate and agency bonds created an intermediate-duration profile slightly shorter than the Barclays TIPs Index throughout the year.1 The Portfolio continues to hold TIPs to protect against future inflation expectations. It also holds floating-rate securities, which generally provide greater income during times of inflation. Lastly, it selectively holds other fixed-rate securities that, in our opinion, we expect to provide excess relative performance in a stable market.

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS

Long Term	35%
Intermediate Term	34%
Short Term	31%
Total	100%

OUTLOOK

The outlook for inflation-protected securities depends heavily on the expected rate of future inflation and general movement of interest rates. The near-term outlook for inflation remains relatively benign entering 2014. However, the general level of interest rates is expected to rise as the Fed ends its quantitative easing. In this environment, floating-rate securities and shorter-dated bonds should outperform longer-dated securities. In the event that inflation expectations increase materially, Treasury inflation-protected securities should outperform securities without that protection.

January 2014

1. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$987.91	$3.73

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.46	$3.79

* Expenses are equal to the Fund’s annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Inflation Protected Plus Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Inflation Protected Plus Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2014

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 50.6%	AMOUNT	VALUE
United States Treasury Inflation Indexed Bonds:
2.375%, 1/15/25	$1,858,650	$2,136,431
2.00%, 1/15/26	2,118,222	2,344,937
2.375%, 1/15/27	1,968,923	2,267,953
1.75%, 1/15/28	2,118,291	2,267,895
3.625%, 4/15/28	1,732,896	2,292,296
2.50%, 1/15/29	1,849,379	2,173,309
3.875%, 4/15/29	1,420,770	1,947,121
3.375%, 4/15/32	1,644,825	2,188,260
2.125%, 2/15/40	1,945,116	2,185,521
2.125%, 2/15/41	1,919,790	2,157,065
0.75%, 2/15/42	2,842,565	2,285,155
0.625%, 2/15/43	2,946,110	2,265,282
United States Treasury Inflation Indexed Notes:
1.25%, 7/15/20	1,499,372	1,604,094
1.125%, 1/15/21	2,135,440	2,244,382
0.625%, 7/15/21	2,279,860	2,314,236
0.125%, 1/15/22	2,373,485	2,281,142
0.125%, 7/15/22	2,336,041	2,237,673
0.125%, 1/15/23	2,226,158	2,102,502
0.375%, 7/15/23	2,308,372	2,226,316

Total U.S. Treasury Obligations (Cost $42,935,759)		41,521,570

CORPORATE BONDS - 48.4%
American Express Co., 0.828%, 5/22/18 (r)	1,000,000	999,308
Amgen, Inc., 4.10%, 6/15/21	300,000	312,621
AT&T, Inc., 1.146%, 11/27/18 (r)	1,000,000	1,007,618
Australia & New Zealand Banking Group Ltd., 0.853%, 10/6/15 (e)(r)	1,000,000	1,006,576
B/E Aerospace, Inc., 5.25%, 4/1/22	250,000	253,750
Ball Corp., 4.00%, 11/15/23	1,000,000	895,000
Bank of America Corp., 1.316%, 3/22/18 (r)	1,000,000	1,013,280
Bank of Montreal, 0.713%, 9/11/15 (r)	1,000,000	1,004,662
Bank of New York Mellon Corp., 0.469%, 10/23/15 (r)	1,000,000	1,000,578
Berkshire Hathaway Finance Corp., 2.90%, 10/15/20	100,000	99,169
BP Capital Markets plc:
0.876%, 9/26/18 (r)	1,000,000	1,001,399
4.50%, 10/1/20	100,000	108,042
2.50%, 11/6/22	250,000	227,621
CA, Inc., 5.375%, 12/1/19	100,000	111,193
Capital One Financial Corp., 0.878%, 11/6/15 (r)	1,000,000	1,002,616
CenturyLink, Inc., 5.625%, 4/1/20	250,000	254,375
Chesapeake Energy Corp., 6.625%, 8/15/20	250,000	279,375
Cigna Corp., 4.00%, 2/15/22	100,000	101,787
Cintas Corp. No. 2, 3.25%, 6/1/22	150,000	143,002
Citigroup, Inc., 0.512%, 6/9/16 (r)	1,000,000	983,779
Constellation Brands, Inc., 6.00%, 5/1/22	100,000	106,750
Daimler Finance North America LLC, 1.102%, 8/1/18 (e)(r)	1,000,000	1,005,383
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	217,794
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	107,344
Energizer Holdings, Inc., 4.70%, 5/19/21	200,000	202,031
Energy Transfer Partners LP, 5.20%, 2/1/22	500,000	526,397
Equifax, Inc., 3.30%, 12/15/22	100,000	92,312

8 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Florida Gas Transmission Co. LLC, 3.875%, 7/15/22 (e)	$200,000	$195,998
Ford Motor Credit Co. LLC:
1.489%, 5/9/16 (r)	1,000,000	1,014,673
8.125%, 1/15/20	400,000	500,180
GATX Corp., 4.85%, 6/1/21	200,000	204,163
General Electric Capital Corp., 0.959%, 4/2/18 (r)	1,000,000	1,007,932
General Mills, Inc.:
0.537%, 1/29/16 (r)	500,000	500,433
5.65%, 2/15/19	100,000	116,154
General Motors Co., 6.25%, 10/2/43 (e)	1,000,000	1,038,750
Goldman Sachs Group, Inc., 1.436%, 4/30/18 (r)	1,000,000	1,011,814
HCP, Inc., 2.625%, 2/1/20	100,000	95,319
Hertz Corp., 5.875%, 10/15/20	500,000	518,125
Hewlett-Packard Co., 0.638%, 5/30/14 (r)	1,000,000	1,000,216
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	500,000	546,875
Jabil Circuit, Inc., 5.625%, 12/15/20	250,000	259,375
JPMorgan Chase Bank, 0.574%, 6/13/16 (r)	1,250,000	1,243,431
L-3 Communications Corp., 5.20%, 10/15/19	200,000	216,170
Liberty Property LP, 3.375%, 6/15/23	100,000	91,013
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.:
6.25%, 6/15/22	163,000	172,372
4.50%, 7/15/23	500,000	468,750
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	513,557
MDC Holdings, Inc., 5.625%, 2/1/20	700,000	733,250
Morgan Stanley, 3.10%, 11/9/18 (r)	1,500,000	1,544,727
Mueller Water Products, Inc., 8.75%, 9/1/20	297,000	332,640
NBCUniversal Enterprise, Inc., 0.929%, 4/15/18 (e)(r)	1,000,000	1,003,661
Northern Trust Corp., 3.45%, 11/4/20	100,000	102,849
Precision Castparts Corp., 1.25%, 1/15/18	200,000	194,700
Prudential Financial, Inc., 1.021%, 8/15/18 (r)	1,000,000	1,003,173
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	500,000	504,799
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	250,000	250,000
Ryland Group, Inc., 5.375%, 10/1/22	500,000	475,000
SABMiller Holdings, Inc., 0.932%, 8/1/18 (e)(r)	1,000,000	1,004,952
Stanley Black & Decker, Inc., 2.90%, 11/1/22	150,000	139,354
Steel Dynamics, Inc., 5.25%, 4/15/23	500,000	500,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23 (e)	500,000	447,500
Teck Resources Ltd., 4.75%, 1/15/22	100,000	100,958
The Hertz Corp., 6.25%, 10/15/22	100,000	103,250
The Valspar Corp., 4.20%, 1/15/22	300,000	295,857
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	203,072
Total Capital Canada Ltd., 0.624%, 1/15/16 (r)	1,000,000	1,005,286
TransCanada PipeLines Ltd., 0.927%, 6/30/16 (r)	1,000,000	1,009,398
Verizon Communications, Inc., 1.993%, 9/14/18 (r)	500,000	525,749
Vulcan Materials Co., 7.50%, 6/15/21	600,000	684,000
WellPoint, Inc., 3.70%, 8/15/21	200,000	199,261
Wells Fargo & Co., 1.166%, 6/26/15 (r)	1,000,000	1,011,141
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	500,000	505,000
Xerox Corp., 1.058%, 5/16/14 (r)	1,000,000	1,000,827

Total Corporate Bonds (Cost $39,255,542)		39,659,466

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL
TIME DEPOSIT - 0.4%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$302,224	$302,224

Total Time Deposit (Cost $302,224)		302,224

TOTAL INVESTMENTS (Cost $82,493,525) - 99.4%		81,483,260
Other assets and liabilities, net - 0.6%		496,916
NET ASSETS - 100%		$81,980,176

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 1,453,781 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$82,367,642
Undistributed net investment income		112,379
Accumulated net realized gain (loss)		510,420
Net unrealized appreciation (depreciation)		(1,010,265)

NET ASSETS		$81,980,176

NET ASSET VALUE PER SHARE		$56.39

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

10 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,414,578
Inflation principal income	365,582
Total investment income	1,780,160

Expenses:
Investment advisory fee	443,035
Transfer agency fees and expenses	14,633
Accounting fees	15,043
Directors’ fees and expenses	15,391
Administrative fees	88,607
Custodian fees	17,204
Reports to shareholders	3,689
Professional fees	32,489
Miscellaneous	9,209
Total expenses	639,300

NET INVESTMENT INCOME	1,140,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,225,216
Change in unrealized appreciation (depreciation)	(9,290,007)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	(8,064,791)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($6,923,931)

See notes to financial statements.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 11

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,140,860	$1,501,440
Net realized gain (loss)	1,225,216	275,534
Change in unrealized appreciation (depreciation)	(9,290,007)	3,970,890

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,923,931)	5,747,864

Distributions to shareholders from:
Net investment income	(1,196,712)	(1,451,535)
Net realized gain	(825,102)	(263,520)
Total distributions	(2,021,814)	(1,715,055)

Capital share transactions:
Shares sold	10,761,243	33,857,069
Reinvestment of distributions	2,021,814	1,715,055
Shares redeemed	(15,741,666)	(8,111,758)
Total capital share transactions	(2,958,609)	27,460,366

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,904,354)	31,493,175

NET ASSETS
Beginning of year	93,884,530	62,391,355
End of year (including undistributed net investment
income of $112,379 and $168,231, respectively)	$81,980,176	$93,884,530

CAPITAL SHARE ACTIVITY
Shares sold	178,145	550,875
Shares reinvested	35,835	27,401
Shares redeemed	(263,898)	(131,473)
Total capital share activity	(49,918)	446,803

See notes to financial statements.

12 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 13

are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. government obligations	—	$41,521,570	—	$41,521,570
Corporate debt	—	39,659,466	—	39,659,466
Other debt obligations	—	302,224	—	302,224
TOTAL	—	$81,483,260	—	$81,483,260

*For a complete listing of investments, please refer to the Statement of Net Assets.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio’s distributions.

14 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Portfolio’s average daily net assets. Under the terms of the agreement, $31,173 was payable at year end. In addition, $11,566 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $6,235 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $8,086 for the year ended December 31, 2013. Under the terms of the agreement, $565 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $24,643,548 and $28,732,355, respectively. U.S. Government security purchases and sales were $16,166,199 and $16,410,843, respectively.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 15

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,271,167	$1,603,858
Long-term capital gain	750,647	111,197
Total	$2,021,814	$1,715,055

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,354,085
Unrealized (depreciation)	(2,417,831)
Net unrealized appreciation/(depreciation)	($1,063,746)
Undistributed ordinary income	$166,375
Undistributed long-term capital gain	$509,905
Federal income tax cost of investments	$82,547,006

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to treasury inflation protected securities and wash sales.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$10,779	1.42%	$912,045	February 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

16 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012 (z)	2011 (z)
Net asset value, beginning	$62.44	$59.03	$54.84
Income from investment operations:
Net investment income	.81	1.15	1.42
Net realized and unrealized gain (loss)	(5.44)	3.42	4.29
Total from investment operations	(4.63)	4.57	5.71
Distributions from:
Net investment income	(.84)	(.98)	(1.07)
Net realized gain	(.58)	(.18)	(.45)
Total distributions	(1.42)	(1.16)	(1.52)
Total increase (decrease) in net asset value	(6.05)	3.41	4.19
Net asset value, ending	$56.39	$62.44	$59.03

Total return*	(7.41%)	7.73%	10.41%
Ratios to average net assets: A
Net investment income	1.29%	1.87%	2.45%
Total expenses	.72%	.71%	.79%
Expenses before offsets	.72%	.71%	.77%
Net expenses	.72%	.71%	.77%
Portfolio turnover	46%	24%	38%
Net assets, ending (in thousands)	$81,980	$93,885	$62,391

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$53.29	$49.69
Income from investment operations:
Net investment income		1.23	.22
Net realized and unrealized gain (loss)		2.13	3.57
Total from investment operations		3.36	3.79
Distributions from:
Net investment income		(1.13)	(.19)
Net realized gain		(.68)	—
Total distributions		(1.81)	(.19)
Total increase (decrease) in net asset value		1.55	3.60
Net asset value, ending		$54.84	$53.29

Total return*		6.33%	7.62%
Ratios to average net assets: A
Net investment income		1.96%	.57%
Total expenses		.82%	.81%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		96%	123%
Net assets, ending (in thousands)		$29,773	$35,525

See notes to financial highlights.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT 17

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

18 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

20 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED)

data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This comparison indicated that the performance of the Portfolio was above the median of its peer group for the one-year period ended June 30, 2013, below the median of its peer group for the three-year period ended June 30, 2013 and below the median of its peer universe for the five-year period ended June 30, 2013. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2013, and underperformed its Lipper index for the three- and five-year periods ended June

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

30, 2013. The Board took into account the Portfolio’s more recent performance. The Board also took into account management’s discussion of the Portfolio’s performance, including the differences in the investment strategies used by the funds in the Portfolio’s peer group that also affect relative performance, and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory

22 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED)

Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the Portfolio’s performance; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED) 23

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

24 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

26 www.calvert.com CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO ANNUAL REPORT (UNAUDITED)

Calvert VP Natural Resources Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP NATURAL RESOURCES PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, Calvert VP Natural Resources Portfolio returned 0.72% compared to 32.39% for the benchmark Standard & Poor’s (S&P) 500 Index. Concentrated holdings in the commodity and natural resource sectors caused the Portfolio to underperform the benchmark since the S&P 500 Index has a more diversified allocation of holdings across industry sectors. The blended return from the Natural Resources Composite Benchmark (DJ-UBS Commodity Total Return 50%, S&P North American Sector/Natural Resources 50%), a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, returned 2.91% for the period.

INVESTMENT CLIMATE

Natural resource stocks, and commodity stocks in particular, underperformed the overall market in 2013. Crude oil prices dropped slightly during the year, as measured by Brent crude. Metal prices also declined, led by gold’s decline of more than 27%. Silver, copper, aluminum and steel prices also decreased during the year, although steel prices recovered nicely during the second half of the year. Despite trillions of dollars of global monetary stimulus from major central banks over the last few years, inflation simply has not materialized, which has kept commodity prices relatively flat.

On the positive side, chemical, water and forest-product stocks and exchange-traded funds (ETFs) performed well in 2013. Power generation and real estate ETFs also provided small positive returns. The U.S. dollar was mostly unchanged relative to other currencies, which provided neither a catalyst nor a headwind for commodity and natural resource prices.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	0.72%
Five year	7.85%
Since inception (12/28/2006)	0.91%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.39%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Narural Resources Composite Benchmark is an internally constructed index comprised of a blend of 50% DJ UBS Commodity Index and 50% S&P North American Natural Resouces Index.

4 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Materials Stocks	17.0%
Energy Stocks	24.3%
Forestry Stocks	6.1%
Water Stocks	10.1%
Utilities Stocks	4.0%
Real Estate Stocks	3.9%
Gold Mining Stocks	2.1%
Energy Commodities	15.0%
Grain Commodities	5.9%
Industrial Metals Commodities	4.9%
Precious Metals Commodities	3.4%
Soft Commodities	2.2%
Livestock Commodities	1.1%
Total	100%

PORTFOLIO STRATEGY

The Portfolio invests in ETFs and exchange-traded notes (ETNs) that track various commodity, natural resource, raw materials, and utility indices and is constructed to maintain broad exposure to a wide variety of commodities and natural resources. As of December 31, 2013, the Portfolio’s largest exposure was to Energy at 39%, followed by Materials at 17%. Other significant exposures included Water, Metals, and Forest Products, ranging from 6% to 10%.

Since the objective is to maintain broad exposure to a basket of commodities and natural resources, these exposures remained fairly stable throughout 2013. However, we decreased exposure to commodity ETNs and gold ETFs near the end of the year, as both underperformed other sectors of the market.

OUTLOOK

The outlook for commodity and natural resource prices is mixed entering 2014. On the positive side, domestic growth has accelerated and increased global growth will likely follow. And the monetary policy of major central banks will continue to be accommodative in 2014, which should eventually be reflected in higher commodity and natural resource prices.

On the negative side, increased energy production, led by the United States, should keep a lid on energy prices and the performance of energy-related ETFs and ETNs. Also, the U.S. dollar is likely to strengthen in 2014, as the Fed begins to taper while other central banks continue their easy monetary policy. A stronger U.S. dollar would provide a headwind for natural resource and commodity prices.

January 2014

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,075.35	$4.11

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.24	$4.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

6 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Natural Resources Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Natural Resources Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EXCHANGE TRADED PRODUCTS - 98.8%	SHARES	VALUE
Guggenheim Timber Index ETF	164,000	$4,247,600
iPath Dow Jones-UBS Commodity Index Total Return ETN*	363,000	13,340,250
iShares Global Materials ETF	54,000	3,365,820
iShares North American Natural Resources ETF	387,000	16,791,930
iShares US Utilities ETF	29,000	2,779,360
Market Vectors Gold Miners ETF	67,000	1,415,040
PowerShares DB Commodity Index Tracking Fund*	354,000	9,080,100
PowerShares Water Resources Portfolio ETF	266,000	6,974,520
Vanguard Materials ETF	81,000	8,363,250
Vanguard REIT ETF	42,000	2,711,520

Total Exchange Traded Products (Cost $67,728,890)		69,069,390

	PRINCIPAL
TIME DEPOSIT - 1.5%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$1,069,352	1,069,352

Total Time Deposit (Cost $1,069,352)		1,069,352

TOTAL INVESTMENTS (Cost $68,798,242) - 100.3%		70,138,742
Other assets and liabilities, net - (0.3%)		(189,193)
NET ASSETS - 100%		$69,949,549

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 1,371,765 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$69,746,843
Undistributed net investment income		96,624
Accumulated net realized gain (loss)		(1,234,418)
Net unrealized appreciation (depreciation)		1,340,500

NET ASSETS		$69,949,549

NET ASSET VALUE PER SHARE		$50.99

* Non-income producing security.

Abbreviations:
ETF: Exchange Traded Fund
ETN: Exchange Traded Note
REIT: Real Estate Investment Trust

See notes to financial statements.

8 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$697,206
Interest income	825
Total investment income	698,031

Expenses:
Investment advisory fee	343,198
Transfer agency fees and expenses	9,044
Accounting fees	8,932
Directors’ fees and expenses	9,655
Administrative fees	62,400
Custodian fees	6,722
Reports to shareholders	14,897
Professional fees	28,330
Miscellaneous	8,338
Total expenses	491,516

NET INVESTMENT INCOME	206,515

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(431,265)
Change in unrealized appreciation (depreciation)	1,077,896

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	646,631

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$853,146

See notes to financial statements.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 9

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$206,515	$98,760
Net realized gain (loss)	(431,265)	2,542,107
Change in unrealized appreciation (depreciation)	1,077,896	(21,712)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	853,146	2,619,155

Distributions to shareholders from:
Net investment income	—	(9,016)
Net realized gain	(478,965)	(1,328,994)
Total distributions	(478,965)	(1,338,010)

Capital share transactions:
Shares sold	21,528,916	11,351,075
Reinvestment of distributions	478,965	1,338,010
Shares redeemed	(7,097,036)	(8,051,767)
Total capital share transactions	14,910,845	4,637,318

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,285,026	5,918,463

NET ASSETS
Beginning of year	54,664,523	48,746,060
End of year (including undistributed net investment income
of $96,624 and $98,758, respectively)	$69,949,549	$54,664,523

CAPITAL SHARE ACTIVITY
Shares sold	430,839	223,041
Reinvestment of distributions	9,541	26,590
Shares redeemed	(140,803)	(155,452)
Total capital share activity	299,577	94,179

See notes to financial statements.

10 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 11

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$69,069,390	—	—	$69,069,390
Other debt obligations	—	$1,069,352	—	1,069,352
TOTAL	$69,069,390	$1,069,352	—	$70,138,742

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

12 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $29,325 was payable at year end. In addition, $13,687 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,332 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,063 for the year ended December 31, 2013. Under the terms of the agreement, $397 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $33,737,429 and $19,307,250, respectively.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 13

Capital Loss Carryforwards
No Expiration Date:
Short-term	($553,191)
Long-term	(1,149,313)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$115,402	$309,960
Long-term capital gain	363,563	1,028,050
Total	$478,965	$1,338,010

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,598,960
Unrealized (depreciation)	(2,790,374)
Net unrealized appreciation/(depreciation)	$1,808,586
Undistributed ordinary income	$96,624
Capital loss carryforward	($1,702,504)
Federal income tax cost of investments	$68,330,156

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, partnerships, and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships, exchange traded funds, and prior year net operating losses.

Undistributed net investment income	($208,649)
Accumulated net realized gain (loss)	208,647
Paid-in capital	2

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per

14 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 15

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013 (z)	2012	2011
Net asset value, beginning	$50.98	$49.84	$55.64
Income from investment operations:
Net investment income	.17	.08	.10
Net realized and unrealized gain (loss)	.19	2.35	(5.74)
Total from investment operations	.36	2.43	(5.64)
Distributions from:
Net investment income	—	(.01)	(.16)
Net realized gain	(.35)	(1.28)	—
Total distributions	(.35)	(1.29)	(.16)
Total increase (decrease) in net asset value	.01	1.14	(5.80)
Net asset value, ending	$50.99	$50.98	$49.84

Total return*	.72%	4.90%	(10.13%)
Ratios to average net assets: A,B
Net investment income	.33%	.19%	.29%
Total expenses	.79%	.79%	.84%
Expenses before offsets	.79%	.78%	.76%
Net expenses	.79%	.78%	.76%
Portfolio turnover	31%	37%	28%
Net assets, ending (in thousands)	$69,950	$54,665	$48,746

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010 (z)	2009 (z)
Net asset value, beginning		$47.61	$36.42
Income from investment operations:
Net investment income		.47	.08
Net realized and unrealized gain (loss)		7.73	11.22
Total from investment operations		8.20	11.30
Distributions from:
Net investment income		(.17)	(.11)
Total distributions		(.17)	(.11)
Total increase (decrease) in net asset value		8.03	11.19
Net asset value, ending		$55.64	$47.61

Total return*		17.22%	31.04%
Ratios to average net assets: A,B
Net investment income		.98%	.20%
Total expenses		.87%	.90%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		30%	35%
Net assets, ending (in thousands)		$42,368	$17,369

See notes to financial highlights.

16 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 17

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts

18 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio under-performed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

20 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Portfolio’s performance; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

22 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 23

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

24 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

Calvert VP Volatility Managed Moderate Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT PERFORMANCE

From inception on April 30, 2013 through December 31, 2013, Calvert VP Volatility Managed Moderate Portfolio returned 1.97%, underperforming the S&P 500 Daily Risk Control 7.5% Total Return Index, which returned 10.40%.

Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the asset allocation strategy than the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.

Calvert VP Volatility Managed Moderate Portfolio also underperformed the blended composite benchmark return of 5.78%.

INVESTMENT CLIMATE

The equity markets finished 2013 on a strong note with many indices registering all-time highs despite mixed economic signals and concerns over the Federal Reserve’s (Fed’s) “tapering” of long-term asset purchases and exit from quantitative easing. While much of the market commentary during the year focused on what was happening at the Fed, an important and sometimes overlooked driver of economic activity, and by extension Fed policy, was the improving health of the consumer balance sheet.

As the overall economic recovery stabilized, improvements in the labor and housing markets, coupled with robust equity market performance, all contributed to further strengthen the consumer balance sheet. As a result, U.S. consumer confidence and spending have recovered considerably from post-financial-crisis lows and are now contributing to GDP growth. Growing consumer confidence and reduced risk aversion also helped keep volatility subdued during the year as macro-risks faded from the forefront and investors shifted their attention to nascent signs of growth in the global economy.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
Since Inception (4/30/2013)**	1.97%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.71% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Volatility Managed Moderate Composite Benchmark is an internally constructed index comprised of a blend of 36% Russell 3000 Index, 2% MSCI US REIT Index, 10% MSCI EAFE Index, 48% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

** Total Return is not annualized for periods of less than one year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Exchange Traded Products	94.7%
Short-Term Investments	5.3%
Total	100%

Stocks were the top performing asset class for the year, led by U.S. equities with the Russell 3000 Index, representing the total U.S. equity market, returning 33.55% and outperforming international stocks as the MSCI EAFE Index returned 23.29%. Bonds produced a negative return for the first time in more than a decade as the Barclays U.S. Aggregate Bond Index returned -2.02%. Low inflation hit Treasury Inflation-Protected Securities particularly hard, with the Barclays U.S. TIPS Index declining 8.61%. The MSCI US REIT Index finished the year at 2.47%, despite the negative impact of tapering on mortgage rates during the second half of the year.

PORTFOLIO STRATEGY

The Portfolio seeks to stabilize portfolio volatility1 around a target level of 7.5% while pursuing current income and modest growth potential, consistent with the preservation of capital. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and uses a derivative-based risk management strategy, primarily using futures contracts on various market indices. In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk management strategy is employed to mitigate short-term fluctuations in volatility and realize a long-term risk level over a shorter time frame. The risk management strategy combines two components—volatility management and a capital protection strategy—that work together in an effort to reduce the negative effects of high portfolio volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.

The historic relationship between rising equity markets and periods of low volatility was on display in 2013 as equity markets rallied throughout the year while the level of equity market risk declined to unusually low levels. Therefore, the risk management strategy sought to increase our equity exposure to achieve the desired 7.5% level of volatility. However, it could not achieve this due to risk controls limiting the Portfolio’s maximum equity exposure. Given the strong performance of U.S. equities, the Portfolio’s lower level of equity market exposure relative to the Index, which does not limit the equity exposure level, was a major contributor to the Portfolio’s underperformance for the period. Holdings of REITS and TIPS also contributed to the Portfolio’s underperformance relative to both the Index and composite benchmark.

OUTLOOK

We expect the U.S. economic recovery to continue to gain strength into 2014 and to provide a firm foundation for continued improvements in growth and employment, even in the face of the Federal Reserve’s tapering activities. It is important to remember that the Fed’s taper is merely an inflection point in its provision of extraordinary post-crisis support. The Fed still provides levels of support far above and beyond historical norms; it merely has switched from expanding to reducing that level gradually over time. Moreover, should the withdrawal of Fed support unexpectedly push the economy back into recession, there is no reason to think the Fed would not slow or even reverse its decisions, unless inflation becomes a serious problem.

A bigger question is whether equity valuations already reflect current growth expectations, or whether there is room for continued price/earnings multiple expansion in 2014. Returns of near 30% in 2013 already include a substantial component of multiple expansion, and so it is possible that financial markets may need to rest a bit in order to digest that expansion before moving any higher. However, we do think that improvements in the consumer balance sheet and employment, in combination with likely continued headwinds in fixed income, mean that more people will be ready to put investment money to work, and especially into equities. In this environment, it seems reasonable to expect continued multiple expansion in 2014, even if at a slower rate than was observed in 2013.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 5

In a market environment characterized by dominant performance from a single asset class, in this case U.S. stocks, returns from a diversified asset allocation strategy will inevitably trail. However, over a longer time horizon time, the benefits from diversification should produce better risk-adjusted returns than can be had from investing in any single asset class.

January 2014

1. Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,060.69	$4.31

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from Inception April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from Inception April 30, 2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EXCHANGE TRADED PRODUCTS - 93.3%	SHARES	VALUE
iShares Core Total US Bond Market ETF	17,700	$1,883,811
iShares North American Natural Resources ETF	4,600	199,594
iShares S&P 500 Growth ETF	4,600	454,158
iShares S&P 500 Value ETF	6,500	555,490
iShares TIPS Bond ETF	8,600	945,140
Powershares QQQ Trust, Series 1	5,200	457,392
SPDR Barclays High Yield Bond ETF	8,500	344,760
Vanguard FTSE Developed Markets ETF	19,500	812,760
Vanguard REIT ETF	12,100	781,176
Vanguard S&P 500 ETF	4,800	811,920
Vanguard Total Bond Market ETF	13,000	1,039,870
Vanguard Total International Stock ETF	5,100	267,138

Total Exchange Traded Products (Cost $8,399,864)		8,553,209

	PRINCIPAL
TIME DEPOSIT - 5.2%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$475,993	475,993

Total Time Deposit (Cost $475,993)		475,993

TOTAL INVESTMENTS (Cost $8,875,857) - 98.5%		9,029,202
Other assets and liabilities, net - 1.5%		134,752
NET ASSETS - 100%		$9,163,954

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 604,109 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$9,001,159
Accumulated net realized gain (loss)		(12,256)
Net unrealized appreciation (depreciation)		175,051

NET ASSETS		$9,163,954

NET ASSET VALUE PER SHARE		$15.17

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 9

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini S&P 500 Index	6	3/14	$552,330	$21,706

Abbreviations:
ETF: Exchange Traded Fund
REIT: Real Estate Investment Trust

See notes to financial statements.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
FROM INCEPTION APRIL 30, 2013
THROUGH DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$101,082
Interest income	217
Total investment income	101,299

Expenses:
Investment advisory fee	14,496
Transfer agency fees and expenses	781
Accounting fees	518
Directors’ fees and expenses	691
Administrative fees	3,452
Distribution Plan expenses	8,629
Custodian fees	7,433
Reports to shareholders	3,106
Professional fees	16,085
Total expenses	55,191
Reimbursement from Advisor	(26,540)
Net expenses	28,651

NET INVESTMENT INCOME	72,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(8,939)
Futures	(3,322)
(12,261)

Change in unrealized appreciation (depreciation) on:
Investments	153,345
Futures	21,706
175,051

NET REALIZED AND UNREALIZED GAIN (LOSS)	162,790

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$235,438

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 11

STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013
THROUGH
DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$72,648
Net realized gain (loss)	(12,261)
Change in unrealized appreciation (depreciation)	175,051

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	235,438

Distributions to shareholders from:
Net investment income	(72,643)
Total distributions	(72,643)

Capital share transactions:
Shares sold	8,997,652
Reinvestment of distributions	55,980
Shares redeemed	(52,473)
Total capital share transactions	9,001,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,163,954

NET ASSETS
Beginning of period	—
End of period	$9,163,954

CAPITAL SHARE ACTIVITY
Shares sold	603,948
Reinvestment of distributions	3,695
Shares redeemed	(3,534)
Total capital share activity	604,109

See notes to financial statements.

12 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 13

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$8,553,209	—	—	$8,553,209
Other debt obligations	—	$475,993	—	475,993
TOTAL	$8,553,209	$475,993	—	$9,029,202
Other financial instruments**	$21,706	—	—	$21,706

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open,

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period from the inception of the Portfolio through December 31, 2013, the Portfolio invested in E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 7 contracts and $398,191 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 15

or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,015 was payable at period end. In addition, $441 was payable at period end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $14,427 was receivable at period end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $718 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,795 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $286 for the period from the inception of the Portfolio through December 31, 2013. Under the terms of the agreement, $33 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through December 31, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,555,005 and $146,202, respectively.

The tax character of dividends and distributions paid during the period ended December 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$72,643
Total	$72,643

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$305,847
Unrealized (depreciation)	(161,441)
Net unrealized appreciation/(depreciation)	$144,406
Undistributed ordinary income	$6,391
Undistributed long-term capital gain	$11,998
Federal income tax cost of investments	$8,884,796

16 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the period ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT 17

FINANCIAL HIGHLIGHTS

PERIOD ENDED
DECEMBER 31,
2013#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.21
Net realized and unrealized gain (loss)	.08
Total from investment operations	.29
Distributions from:
Net investment income	(.12)
Total distributions	(.12)
Total increase (decrease) in net asset value	.17
Net asset value, ending	$15.17

Total return*	1.97%
Ratios to average net assets: A, B
Net investment income	2.10% (a)
Total expenses	1.60% (a)
Expenses before offsets	.83% (a)
Net expenses	.83% (a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$9,164

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

20 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Calvert VP Volatility Managed Moderate Growth Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT PERFORMANCE

From inception on April 30, 2013 through December 31, 2013, Calvert VP Volatility Managed Moderate Growth Portfolio returned 3.94%, underperforming the S&P 500 Daily Risk Control 10% Total Return Index, which returned 13.82%.

Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the asset allocation strategy than the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.

Calvert VP Volatility Managed Moderate Growth Portfolio also underperformed the blended composite benchmark return of 8.46%.

INVESTMENT CLIMATE

The equity markets finished 2013 on a strong note with many indices registering all-time highs despite mixed economic signals and concerns over the Fed’s “tapering” of long-term asset purchases and exit from quantitative easing. While much of the market commentary during the year focused on what was happening at the Federal Reserve, an important and sometimes overlooked driver of economic activity, and by extension Fed policy, was the improving health of the consumer balance sheet. As the overall economic recovery stabilized, improvements in the labor and housing markets, coupled with robust equity market performance, all contributed to further strengthen the consumer balance sheet.

As a result, U.S. consumer confidence and spending have recovered considerably from post-financial-crisis lows and are now contributing to GDP growth. Growing consumer confidence and reduced risk aversion also helped keep volatility subdued during the year as macro-risks faded from the forefront and investors shifted their attention to nascent signs of growth in the global economy.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
Since Inception (4/30/2013)**	3.94%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.71% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Volatility Managed Moderate Growth Composite Benchmark is an internally constructed index comprised of a blend of 47% Russell 3000 Index, 3% MSCI US REIT Index, 13% MSCI EAFE Index, 33% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

** Total Return is not annualized for periods of less than one year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Exchange Traded Products	96.3%
Short-Term Investments	3.7%
Total	100%

Stocks were the top performing asset class for the year, led by U.S. equities with the Russell 3000 Index, representing the total U.S. equity market, returning 33.55% and outperforming international stocks as the MSCI EAFE Index returned 23.29%. Bonds produced a negative return for the first time in more than a decade as the Barclays U.S. Aggregate Bond Index returned -2.02%. Low inflation hit Treasury Inflation-Protected Securities particularly hard, with the Barclays U.S. TIPS Index declining 8.61%. The MSCI US REIT Index finished the year at 2.47%, despite the negative impact of tapering on mortgage rates during the second half of the year.

PORTFOLIO STRATEGY

The Portfolio seeks to stabilize portfolio volatility1 around a target level of 10% while pursuing current income and growth potential. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and uses a derivative-based risk management strategy, primarily using futures contracts on various market indices. In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk management strategy is employed to mitigate short-term fluctuations in volatility and realize a long-term risk level over a shorter time frame. The risk management strategy combines two components—volatility management and a capital protection strategy—that work together in an effort to reduce the negative effects of high portfolio volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.

The historic relationship between rising equity markets and periods of low volatility was on display in 2013 as equity markets rallied throughout the year while the level of equity market risk declined to unusually low levels. Therefore, the risk management strategy sought to increase our equity exposure to achieve the desired 10% level of volatility. However, it could not achieve this due to risk controls limiting the Portfolio’s maximum equity exposure. Given the strong performance of U.S. equities, the Portfolio’s lower level of equity market exposure relative to the Index, which does not limit the equity exposure level, was a major contributor to the Portfolio’s underperformance for the period. Holdings of REITS and TIPS also contributed to the Portfolio’s underperformance relative to both the Index and composite benchmark.

OUTLOOK

We expect the U.S. economic recovery to continue to gain strength into 2014 and to provide a firm foundation for continued improvements in growth and employment, even in the face of the Federal Reserve’s tapering activities. It is important to remember that the Fed’s taper is merely an inflection point in its provision of extraordinary post-crisis support. The Fed still provides levels of support far above and beyond historical norms; it merely has switched from expanding to reducing that level gradually over time. Moreover, should the withdrawal of Fed support unexpectedly push the economy back into recession, there is no reason to think the Fed would not slow or even reverse its decisions, unless inflation becomes a serious problem.

A bigger question is whether equity valuations already reflect current growth expectations, or whether there is room for continued price/earnings multiple expansion in 2014. Returns of near 30% in 2013 already include a substantial component of multiple expansion, and so it is possible that financial markets may need to rest a bit in order to digest that expansion before moving any higher. However, we do think that improvements in the consumer balance sheet and employment, in combination with likely continued headwinds in fixed income, mean that more people will be ready to put investment money to work, and especially into equities. In this environment, it seems reasonable to expect continued multiple expansion in 2014, even if at a slower rate than was observed in 2013.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 5

In a market environment characterized by dominant performance from a single asset class, in this case U.S. stocks, returns from a diversified asset allocation strategy will inevitably trail. However, over a longer time horizon time, the benefits from diversification should produce better risk-adjusted returns than can be had from investing in any single asset class.

January 2014

1 Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,077.44	$4.35

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from Inception April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Growth Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from Inception April 30, 2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EXCHANGE TRADED PRODUCTS - 95.4%	SHARES	VALUE
iShares Core S&P Mid-Cap ETF	6,300	$843,192
iShares Core Total US Bond Market ETF	25,300	2,692,679
iShares North American Natural Resources ETF	6,000	260,340
iShares Russell 2000 ETF	2,500	288,275
iShares S&P 500 Growth ETF	7,100	700,983
iShares S&P 500 Value ETF	9,900	846,054
iShares S&P Mid-Cap 400 Growth ETF	900	135,315
iShares S&P Mid-Cap 400 Value ETF	1,100	127,853
iShares TIPS Bond ETF	9,700	1,066,030
Powershares QQQ Trust, Series 1	4,800	422,208
SPDR Barclays High Yield Bond ETF	16,600	673,296
Vanguard FTSE Developed Markets ETF	35,900	1,496,312
Vanguard REIT ETF	20,200	1,304,112
Vanguard S&P 500 ETF	9,500	1,606,925
Vanguard Total International Stock ETF	10,700	560,466

Total Exchange Traded Products (Cost $12,578,628)		13,024,040

	PRINCIPAL
TIME DEPOSIT - 3.7%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$506,126	506,126

Total Time Deposit (Cost $506,126)		506,126

TOTAL INVESTMENTS (Cost $13,084,754) - 99.1%		13,530,166
Other assets and liabilities, net - 0.9%		128,786
NET ASSETS - 100%		$13,658,952

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 882,727 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$13,195,078
Accumulated net realized gain (loss)		(13,701)
Net unrealized appreciation (depreciation)		477,575

NET ASSETS		$13,658,952

NET ASSET VALUE PER SHARE		$15.47

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
MSCI EAFE Mini Index	2	3/14	$191,780	$10,456
E-Mini S&P 500 Index	6	3/14	552,330	21,707
Total Purchased				$32,163

Abbreviations:
ETF: Exchange Traded Fund
REIT: Real Estate Investment Trust

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 9

STATEMENT OF OPERATIONS
FROM INCEPTION APRIL 30, 2013
THROUGH DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$146,882
Interest income	307
Total investment income	147,189

Expenses:
Investment advisory fee	21,396
Transfer agency fees and expenses	990
Accounting fees	764
Directors’ fees and expenses	1,019
Administrative fees	5,094
Distribution Plan expenses	12,736
Custodian fees	9,288
Reports to shareholders	4,585
Professional fees	16,085
Total expenses	71,957
Reimbursement from Advisor	(29,671)
Net expenses	42,286

NET INVESTMENT INCOME	104,903

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,895
Futures	(27,602)
(13,707)

Change in unrealized appreciation (depreciation) on:
Investments	445,412
Futures	32,163
477,575

NET REALIZED AND UNREALIZED GAIN (LOSS)	463,868

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$568,771

See notes to financial statements.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013
THROUGH
DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$104,903
Net realized gain (loss)	(13,707)
Change in unrealized appreciation (depreciation)	477,575

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	568,771

Distributions to shareholders from:
Net investment income	(104,897)
Total distributions	(104,897)

Capital share transactions:
Shares sold	14,201,358
Reinvestment of distributions	88,850
Shares redeemed	(1,095,130)
Total capital share transactions	13,195,078

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,658,952

NET ASSETS
Beginning of period	—
End of period	$13,658,952

CAPITAL SHARE ACTIVITY
Shares sold	948,961
Reinvestment of distributions	5,751
Shares redeemed	(71,985)
Total capital share activity	882,727

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 11

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

12 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$13,024,040	—	—	$13,024,040
Other debt obligations	—	$506,126	—	506,126
TOTAL	$13,024,040	$506,126	—	$13,530,166
Other financial instruments**	$32,163	—	—	$32,163

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin pay-

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 13

ments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period from the inception of the Portfolio through December 31, 2013, the Portfolio invested in E-Mini S&P 500 and MSCI EAFE Mini Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 10 contracts and $460,253 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

average daily net assets. Under the terms of the agreement, $4,686 was payable at period end. In addition, $656 was payable at period end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $21,142 was receivable at period end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,116 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $2,789 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $408 for the period from the inception of the Portfolio through December 31, 2013. Under the terms of the agreement, $48 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through December 31, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,989,492 and $424,760, respectively.

The tax character of dividends and distributions paid during the period ended December 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$104,897
Total	$104,897

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$602,493
Unrealized (depreciation)	(167,870)
Net unrealized appreciation/(depreciation)	$434,623
Undistributed ordinary income	$26,245
Undistributed long-term capital gain	$3,006

Federal income tax cost of investments	$13,095,543

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 15

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the period ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

16 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

PERIOD ENDED
DECEMBER 31,
2013#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss)	.39
Total from investment operations	.59
Distributions from:
Net investment income	(.12)
Total distributions	(.12)
Total increase (decrease) in net asset value	.47
Net asset value, ending	$15.47

Total return*	3.94%
Ratios to average net assets: A, B
Net investment income	2.06% (a)
Total expenses	1.41% (a)
Expenses before offsets	.83% (a)
Net expenses	.83% (a)
Portfolio turnover	6%
Net assets, ending (in thousands)	$13,659

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.  Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a)Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT 17

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

20 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

Calvert VP Volatility Managed Growth Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT PERFORMANCE

From inception on April 30, 2013 through December 31, 2013, Calvert VP Volatility Managed Growth Portfolio returned 6.59%, underperforming the S&P 500 Daily Risk Control 12% Total Return Index, which returned 16.70%.

Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the asset allocation strategy than the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.

Calvert VP Volatility Managed Growth Portfolio also underperformed the blended composite benchmark return of 11.19%.

INVESTMENT CLIMATE

The equity markets finished 2013 on a strong note with many indices registering all-time highs despite mixed economic signals and concerns over the Fed’s “tapering” of long-term asset purchases and exit from quantitative easing. While much of the market commentary during the year focused on what was happening at the Federal Reserve, an important and sometimes overlooked driver of economic activity, and by extension Fed policy, was the improving health of the consumer balance sheet. As the overall economic recovery stabilized, improvements in the labor and housing markets, coupled with robust equity market performance, all contributed to further strengthen the consumer balance sheet.

As a result, U.S. consumer confidence and spending have recovered considerably from post-financial-crisis lows and are now contributing to GDP growth. Growing consumer confidence and reduced risk aversion also helped keep volatility subdued during the year as macro-risks faded from the forefront and investors shifted their attention to nascent signs of growth in the global economy.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
Since Inception (4/30/2013)**	6.59%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.26% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Volatility Managed Growth Composite Benchmark is an internally constructed index comprised of a blend of 58% Russell 3000 Index, 4% MSCI US REIT Index, 16% MSCI EAFE Index, 18% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

** Total Return is not annualized for periods of less than one year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Exchange Traded Products	95.0%
Short-Term Investments	5.0%
Total	100%

Stocks were the top performing asset class for the year, led by U.S. equities with the Russell 3000 Index, representing the total U.S. equity market, returning 33.55% and outperforming international stocks as the MSCI EAFE Index returned 23.29%. Bonds produced a negative return for the first time in more than a decade as the Barclays U.S. Aggregate Bond Index returned -2.02%. Low inflation hit Treasury Inflation-Protected Securities particularly hard, with the Barclays U.S. TIPS Index declining 8.61%. The MSCI US REIT Index finished the year at 2.47%, despite the negative impact of tapering on mortgage rates during the second half of the year.

PORTFOLIO STRATEGY

The Portfolio seeks to stabilize portfolio volatility1 around a target level of 12% while pursuing growth potential and some current income. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and uses a derivative-based risk management strategy, primarily using futures contracts on various market indices. In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk management strategy is employed to mitigate short-term fluctuations in volatility and realize a long-term risk level over a shorter time frame. The risk management strategy combines two components--volatility management and a capital protection strategy--that work together in an effort to reduce the negative effects of high portfolio volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.

The historic relationship between rising equity markets and periods of low volatility was on display in 2013 as equity markets rallied throughout the year while the level of equity market risk declined to unusually low levels. Therefore, the risk management strategy sought to increase our equity exposure to achieve the desired 12% level of volatility. However, it could not achieve this due to risk controls limiting the Portfolio’s maximum equity exposure. Given the strong performance of U.S. equities, the Portfolio’s lower level of equity market exposure relative to the Index, which does not limit the equity exposure level, was a major contributor to the Portfolio’s underperformance for the period. Holdings of REITS and TIPS also contributed to the Portfolio’s underperformance relative to both the Index and composite benchmark.

OUTLOOK

We expect the U.S. economic recovery to continue to gain strength into 2014 and to provide a firm foundation for continued improvements in growth and employment, even in the face of the Federal Reserve’s tapering activities. It is important to remember that the Fed’s taper is merely an inflection point in its provision of extraordinary post-crisis support. The Fed still provides levels of support far above and beyond historical norms; it merely has switched from expanding to reducing that level gradually over time. Moreover, should the withdrawal of Fed support unexpectedly push the economy back into recession, there is no reason to think the Fed would not slow or even reverse its decisions, unless inflation becomes a serious problem.

A bigger question is whether equity valuations already reflect current growth expectations, or whether there is room for continued price/earnings multiple expansion in 2014. Returns of near 30% in 2013 already include a substantial component of multiple expansion, and so it is possible that financial markets may need to rest a bit in order to digest that expansion before moving any higher. However, we do think that improvements in the consumer balance sheet and employment, in combination with likely continued headwinds in fixed income, mean that more people will be ready to put investment money to work, and especially into equities. In this environment, it seems reasonable to expect continued multiple expansion in 2014, even if at a slower rate than was observed in 2013.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 5

In a market environment characterized by dominant performance from a single asset class, in this case U.S. stocks, returns from a diversified asset allocation strategy will inevitably trail. However, over a longer time horizon time, the benefits from diversification should produce better risk-adjusted returns than can be had from investing in any single asset class.

January 2014

1 Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,096.56	$4.39

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from Inception April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Growth Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from Inception April 30,2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EXCHANGE TRADED PRODUCTS - 94.9%	SHARES	VALUE
iShares Core S&P Mid-Cap ETF	11,500	$1,539,160
iShares Core Total US Bond Market ETF	26,300	2,799,109
iShares North American Natural Resources ETF	11,100	481,629
iShares Russell 2000 ETF	9,000	1,037,790
iShares S&P 500 Growth ETF	15,600	1,540,188
iShares S&P 500 Value ETF	20,700	1,769,022
iShares S&P Mid-Cap 400 Growth ETF	3,400	511,190
iShares S&P Mid-Cap 400 Value ETF	4,300	499,789
iShares TIPS Bond ETF	6,500	714,350
Powershares QQQ Trust, Series 1	14,500	1,275,420
SPDR Barclays High Yield Bond ETF	24,800	1,005,888
Vanguard FTSE Developed Markets ETF	79,500	3,313,560
Vanguard FTSE Emerging Markets ETF	18,700	769,318
Vanguard REIT ETF	27,400	1,768,944
Vanguard S&P 500 ETF	25,700	4,347,155
Vanguard Total International Stock ETF	19,500	1,021,410

Total Exchange Traded Products (Cost $23,110,002)		24,393,922

	PRINCIPAL
TIME DEPOSIT - 5.0%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$1,287,595	1,287,595

Total Time Deposit (Cost $1,287,595)		1,287,595

TOTAL INVESTMENTS (Cost $24,397,597) - 99.9%		25,681,517
Other assets and liabilities, net - 0.1%		27,892
NET ASSETS - 100%		$25,709,409

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,618,919 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$24,519,476
Undistributed net investment income		1,276
Accumulated net realized gain (loss)		(157,890)
Net unrealized appreciation (depreciation)		1,346,547

NET ASSETS		$25,709,409

NET ASSET VALUE PER SHARE		$15.88

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 9

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
MSCI EAFE Mini Index	4	3/14	$383,560	$21,031
E-Mini S&P 400 Index	2	3/14	267,880	7,136
E-Mini Russell 2000 Index	2	3/14	232,280	9,136
E-Mini S&P 500 Index	7	3/14	644,385	25,324
Total Purchased				$62,627

Abbreviations:
ETF: Exchange Traded Fund
REIT: Real Estate Investment Trust

See notes to financial statements.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
FROM INCEPTION APRIL 30, 2013
THROUGH DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$240,311
Interest income	547
Total investment income	240,858

Expenses:
Investment advisory fee	34,319
Transfer agency fees and expenses	1,373
Directors’ fees and expenses	1,634
Administrative fees	8,171
Distribution Plan expenses	20,428
Accounting fees	1,226
Custodian fees	11,848
Reports to shareholders	7,354
Professional fees	16,085
Total expenses	102,438
Reimbursement from Advisor	(34,616)
Net expenses	67,822

NET INVESTMENT INCOME	173,036

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	111
Futures	(158,262)
(158,151)

Change in unrealized appreciation (depreciation) on:
Investments	1,283,920
Futures	62,627
1,346,547

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,188,396

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,361,432

See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 11

STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
APRIL 30, 2013
THROUGH
DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$173,036
Net realized gain (loss)	(158,151)
Change in unrealized appreciation (depreciation)	1,346,547

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,361,432

Distributions to shareholders from:
Net investment income	(171,499)
Total distributions	(171,499)

Capital share transactions:
Shares sold	24,461,673
Reinvestment of distributions	157,148
Shares redeemed	(99,345)
Total capital share transactions	24,519,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,709,409

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $1,276)	$25,709,409

CAPITAL SHARE ACTIVITY
Shares sold	1,615,438
Reinvestment of distributions	9,921
Shares redeemed	(6,440)
Total capital share activity	1,618,919

See notes to financial statements.

12 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of twelve separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 13

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$24,393,922	—	—	$24,393,922
Other debt obligations	—	$1,287,595	—	1,287,595
TOTAL	$24,393,922	$1,287,595	—	$25,681,517
Other financial instruments**	$62,627	—	—	$62,627

* For a complete listing of investments, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open,

14 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period from the inception of the Portfolio through December 31, 2013, the Portfolio invested in E-Mini S&P 500 Index, MSCI EAFE Mini Index, E-Mini S&P 400 Index and E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 18 contracts and $393,493 weighted average notional value.

Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 15

services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $8,558 was payable at period end. In addition, $1,032 was payable at period end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $25,202 was receivable at period end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $2,038 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $5,094 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $506 for the period from the inception of the Portfolio through December 31, 2013. Under the terms of the agreement, $78 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period from the inception of the Portfolio through December 31, 2013, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $23,284,230 and $174,340, respectively.

Capital Loss Carryforwards
No Expiration Date:
Short-term	($34,190)
Long-term	(57,120)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

The tax character of dividends and distributions paid during the period ended December 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$171,499
Total	$171,499

16 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,419,256
Unrealized (depreciation)	(139,289)
Net unrealized appreciation/(depreciation)	$1,279,967
Undistributed ordinary income	$1,276
Capital loss carryforward	($91,310)

Federal income tax cost of investments	$24,401,550

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds.

Undistributed net investment income	($261)
Accumulated net realized gain/(loss)	261

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the period ended December 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 17

FINANCIAL HIGHLIGHTS

PERIOD ENDED
DECEMBER 31
2013#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.21
Net realized and unrealized gain (loss)	.78
Total from investment operations	.99
Distributions from:
Net investment income	(.11)
Total distributions	(.11)
Total increase (decrease) in net asset value	.88
Net asset value, ending	$15.88

Total return*	6.59%
Ratios to average net assets: A,B
Net investment income	2.12% (a)
Total expenses	1.25% (a)
Expenses before offsets	.83% (a)
Net expenses	.83% (a)
Portfolio turnover	1%
Net assets, ending (in thousands)	$25,709

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the Underlying Funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From April 30, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

20 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$209,620	0%	$166,320	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$35,040	0%	$25,380	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$244,660	0%	$191,700	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
$	%*	$	% *

$292,500	0%	$15,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date:  March 4, 2014

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 4, 2014

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2014